                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                    FILED BY A PARTY OTHER
                                               THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                         MFS Government Limited Maturity Fund
                         MFS Series Trust I
                               MFS Cash Reserve Fund
                               MFS Core Growth Fund
                               MFS Global Asset Allocation Fund
                               MFS Global Telecommunications Fund
                               MFS Japan Equity Fund
                               MFS Managed Sectors Fund
                               MFS New Discovery Fund
                               MFS Research Growth and Incomne Fund
                               MFS Research International Fund
                               MFS Technology Fund
                               MFS Value Fund
                         MFS Series Trust II
                               MFS Large Cap Growth Fund
                         MFS Series Trust VI
                               MFS Global Total Return Fund
                               MFS Utilities Fund
                         MFS Series Trust VIII
                               MFS Global Growth Fund
                               MFS Strategic Income Fund
                         MFS Municipal Series Trust
                               MFS Alabama Municipal Bond Fund
                               MFS Arkansas Municipal Bond Fund
                               MFS California Municipal Bond Fund
                               MFS Florida Municipal Bond Fund
                               MFS Georgia Municipal Bond Fund
                               MFS Maryland Municipal Bond Fund
                               MFS Massachusetts High Income Tax Free Fund
                               MFS Massachusetts Municipal Bond Fund
                               MFS Mississippi Municipal Bond Fund
                               MFS Municipal Income Fund
                               MFS New York High Income Tax Free Fund
                               MFS New York Municipal Bond Fund
                               MFS North Carolina Municipal Bond Fund
                               MFS Pennsylvania Municipal Bond Fund
                               MFS South Carolina Municipal Bond Fund
                               MFS Tennessee Municipal Bond Fund
                               MFS Virginia Municipal Bond Fund
                               MFS West Virginia Municipal Bond Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total Fee Paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

--------------------------------------------------------------------------------

MFS(R) Proxy Information

-------------------------------------------------

THE 2001 SHAREHOLDER PROXY FOR MFS(R) FUNDS

Streamlined processes for greater efficiencies

-------------------------------------------------

                                                           [Logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

                                                             QUESTIONS & ANSWERS

Your proxy vote: your right and responsibility to your fellow shareholders

YOUR VOTE IS IMPORTANT

Starting in August 2001, the MFS(R) funds are asking all of their account holders for their support by voting on the 2001 proxy. That means that more than
4.5 million account holders will receive a proxy. Because this is such a massive undertaking, these proxy mailings will be sent in groups from late August through mid-September.

Your proxy vote is important. It is your right, and it is your responsibility to your fellow shareholders.

ALL SHARES IN ALL ACCOUNTS MUST BE VOTED

If you have more than one account,you'll receive more than one proxy -- possibly even in the same package. To conserve mailing costs, we have tried to send all of your proxies together. However, the staggered mailings may mean that you'll get several of these "householded" packages. It's very important that you vote every proxy that you receive. Otherwise, there may not be enough votes to conduct the shareholder meetings. And that will require costly follow-up mailings to nonvoting account holders.

------------------------------------------
Proxy mailings are a fund expense, so
are follow-up solicitations and mailings.
Please vote all of your proxies now, and
save your fund some money.
------------------------------------------

FOCUS ON SIMPLIFICATION

The proposals contained in the proxy for each fund vary in the specifics,but the general theme for most of them is the same:simplification. For example,we currently have three different Boards of Trustees; we believe it would be more efficient if we had just one. The questions and answers that follow will explain the proxy process and help you wade through the proposals.

Please take the time to read the enclosed proxy material and vote your proxy. You can vote by

    o mailing your completed and signed proxy card in the enclosed postage-paid envelope

    o voting on the Internet

    o voting by telephone on a toll-free number

You'll find the complete voting instructions included in this package.

Both we and your fellow shareholders thank you for voting now. We look forward to hearing from you.

1. WHO IS ASKING FOR MY VOTE?

   The Trustees of your MFS fund(s)are asking you to vote on several proposals at the upcoming shareholder meetings. The election of new Trustees requires a shareholder vote, and MFS recommended to the Trustees that certain other changes be made.

2. HOW DO THE TRUSTEES RECOMMEND SHAREHOLDERS TO VOTE?

   The Trustees recommend that you vote FOR all proposals.

3. WHO IS ELIGIBLE TO VOTE?

   If you were the shareholder of record on the record date, you are entitled to vote at the meeting or any adjournment of the meeting. You may cast one vote for each share of record that you own on each matter presented at the meeting that affects your fund.

4. WHAT WILL I BE ASKED TO VOTE ON?

   o To elect a Board of Trustees

     The purpose of this proposal is to streamline the oversight of the MFS funds by creating a combined Board that will oversee most MFS funds organized in the United States. Currently, three separate Boards of Trustees serve these MFS funds. Due to a number of pending Trustee retirements, the combined Board will avoid the need to add new Trustees to the various Boards in the near future.

     The combined Board would reduce the duplication of Board materials and reports and avoid repeated presentations by the same personnel at different meetings.

   o To authorize the Trustees to adopt an amended and restated Declaration of Trust

     The Declaration of Trust is the charter document that describes how a fund conducts business and how it is governed.

     This proposal would modernize the Declaration of Trust and make it the same for almost all MFS funds.

   o To amend, remove, or add certain fundamental investment policies

     The MFS funds have certain fundamental investment policies that cannot be changed without shareholder approval. Some of these policies are no longer needed due to changes in applicable laws and can now be eliminated or revised.

     This proposal would modernize the funds' fundamental investment policies and make them the same for almost all of the MFS funds. The funds will continue to be managed in accordance with the investment policies described in their prospectuses. The Trustees do not expect that the revised policies will change significantly the level of investment risk associated with an investment in the funds.

   o To approve a new Investment Advisory Agreement with MFS

     Each MFS fund has an Investment Advisory Agreement with MFS.

     This proposal would modernize these Agreements and make them the same for almost all of the MFS funds.

     UNDER THIS PROPOSAL, THE INVESTMENT MANAGEMENT FEE PAYABLE BY THE FUNDS WOULD NOT CHANGE.

   o To approve a new investment management fee -- This proposal is for the following funds ONLY

       o MFS(R) Government Limited Maturity Fund

       o MFS(R) Global Total Return Fund

       o MFS(R) Utilities Fund

       o MFS(R) Strategic Income Fund

       o MFS(R) Municipal Income Fund

     The investment management fee for these MFS funds is based upon a percentage of the funds' average daily net assets and a percentage of the funds' gross income.

     This proposal would simplify the management fee by basing the fee solely on average daily net assets. This proposal is not esigned to increase the management fee, although the effective management fee could be higher or lower than it has been under the current fee structure.

   o To ratify the selection of the independent public accountants for the current fiscal year

     This is a standard, routine item on proxy statements.

5. HOW WILL MY VOTES BE RECORDED?

   Votes that are received prior to a fund's shareholder meeting will be voted as you specify on each proposal. If you simply sign and date the proxy card but do not specifically vote on one or more of the proposals, your shares will be voted FOR all of the nonspecified proposals.

6. WHAT IF I WANT TO REVOKE MY PROXY?

   You can revoke your proxy at any time by sending us a written revocation or a more recently dated proxy card. Your request or new proxy card must be received before the shareholder meeting.

7. WHAT HAPPENS IF THERE AREN'T ENOUGH VOTES TO APPROVE A PROPOSAL BY THE SHAREHOLDER MEETING DATE?

   The shareholder meeting for that fund will be adjourned to a later date, and shareholders who have not voted will be solicited again. Follow-up solicitations, which are a fund expense, are costly. That's why your vote is so important and why we urge you to vote your proxy now. You should also know that a fund may adjourn its meeting more than once.

8. HOW CAN I GET MORE INFORMATION ABOUT THE FUNDS?

   A copy of the annual report for each fund was mailed previously to you. If you would like us to send you free copies of any fund's most recent annual report, semiannual report, or prospectus, please call us toll-free at 1-800-225-2606 or write to the funds at MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738. You may also ownload these reports and prospectuses from the MFS Web site, mfs.com.

9. WHOM DO I CALL IF I HAVE QUESTIONS?

   You may call Georgeson Shareholder Communications Inc., the MFS funds' proxy solicitor, at 1-888-832-8297.

   Your vote is important to us and to your fellow shareholders. Please vote your proxies as soon as possible and return them in the envelope provided.

   We look forward to receiving your vote.


[Logo] M F S(R)
INVESTMENT MANAGEMENT

(C) 2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               MFS-4CRMSBRD-9/01

                                                    MFS Family of Funds
                                                    500 Boylston Street
                                                    Boston, Massachusetts 02116

                                                            September 13, 2001

Dear Shareholder:


    A special meeting of shareholders of your MFS Fund will be held at the Fund's offices, 500 Boylston Street, Boston, Massachusetts, on November 7, 2001, at 9:30 a.m. (Boston time).


    At the meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.

    You will also be asked to approve an amended and restated declaration of trust, the elimination or revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and investment restrictions governing the funds in the MFS Family of Funds, including the Funds in this proxy statement, and to provide for efficiencies and flexibility in the Funds' operations.


    If you are a shareholder of the Global Total Return Fund, Government Limited Maturity Fund, Municipal Income Fund, Strategic Income Fund or Utilities Fund, you will be asked to approve a new investment management fee. The new fee is formulated more simply than the existing fee, but is not designed to increase the existing fee.


    To save your Fund administrative and printing costs, the Funds have prepared this combined proxy statement which covers a large number of funds in the MFS Family of Funds. Accordingly, not all of the items affect your Fund or will require your vote.

    As a shareholder, you cast one vote for each share you own. THE TRUSTEES RESPONSIBLE FOR YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH OF THESE PROPOSALS.


    YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.


    If you have any questions about the proposals to be voted on, please call Georgeson Shareholder Communications Inc. at 1-888-832-8297.

    Thank you for your participation in the meeting.

                                                Sincerely,

                                            /s/ Jeffrey L. Shames

                                                Jeffrey L. Shames
                                                Chairman

                             MFS FAMILY OF FUNDS
                             500 BOYLSTON STREET
                         BOSTON, MASSACHUSETTS 02116

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON NOVEMBER 7, 2001

    A Special Meeting of Shareholders of each MFS Fund listed below will be held at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, at 9:30 a.m. (Boston time) on Wednesday, November 7, 2001, for the following purposes:

    ITEM 1. To elect a Board of Trustees, 10 of whom are independent of the MFS Funds' investment adviser.

    ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.

    ITEM 3. To amend, remove or add certain fundamental investment policies.

    ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

    ITEM 5. To approve a new investment management fee (only shareholders of the Global Total Return Fund, Government Limited Maturity Fund, Municipal Income Fund, Strategic Income Fund and Utilities Fund may vote on this Item).

    ITEM 6. To ratify the selection of the independent public accountants for the current fiscal year.

    ITEM 7. To transact such other business as may properly come before the Meeting and any adjournments thereof.

    YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

    Shareholders of record on August 14, 2001 are entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                         Stephen E. Cavan, Secretary and Clerk

MFS(R) ALABAMA MUNICIPAL BOND FUND                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
MFS(R) CALIFORNIA MUNICIPAL BOND FUND                   MFS(R) CASH RESERVE FUND
MFS(R) CORE GROWTH FUND                                 MFS(R) FLORIDA MUNICIPAL BOND FUND
MFS(R) GEORGIA MUNICIPAL BOND FUND                      MFS(R) GLOBAL ASSET ALLOCATION FUND
MFS(R) GLOBAL GROWTH FUND                               MFS(R) GLOBAL TELECOMMUNICATIONS FUND
MFS(R) GLOBAL TOTAL RETURN FUND                         MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) JAPAN EQUITY FUND                                MFS(R) LARGE CAP GROWTH FUND
MFS(R) MANAGED SECTORS FUND                             MFS(R) MARYLAND MUNICIPAL BOND FUND
MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND          MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
MFS(R) MISSISSIPPI MUNICIPAL BOND FUND                  MFS(R) MUNICIPAL INCOME FUND
MFS(R) NEW DISCOVERY FUND                               MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK MUNICIPAL BOND FUND                     MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND                 MFS(R) RESEARCH GROWTH AND INCOME FUND
MFS(R) RESEARCH INTERNATIONAL FUND                      MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
MFS(R) STRATEGIC INCOME FUND                            MFS(R) TECHNOLOGY FUND
MFS(R) TENNESSEE MUNICIPAL BOND FUND                    MFS(R) UTILITIES FUND
MFS(R) VALUE FUND                                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

September 13, 2001

                               PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees of the MFS Funds listed below to be used at the Special Meeting of Shareholders of each Fund to be held at 9:30 a.m. on Wednesday, November 7, 2001 at the Funds' offices, 500 Boylston Street, Boston, Massachusetts, and at any adjournment thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the applicable Fund or delivered at the Meeting. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about September 13, 2001.

                FUNDS HOLDING SPECIAL MEETINGS OF SHAREHOLDERS
                             ON NOVEMBER 7, 2001

MFS(R) ALABAMA MUNICIPAL BOND FUND                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
MFS(R) CALIFORNIA MUNICIPAL BOND FUND                   MFS(R) CASH RESERVE FUND
MFS(R) CORE GROWTH FUND                                 MFS(R) FLORIDA MUNICIPAL BOND FUND
MFS(R) GEORGIA MUNICIPAL BOND FUND                      MFS(R) GLOBAL ASSET ALLOCATION FUND
MFS(R) GLOBAL GROWTH FUND                               MFS(R) GLOBAL TELECOMMUNICATIONS FUND
MFS(R) GLOBAL TOTAL RETURN FUND                         MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) JAPAN EQUITY FUND                                MFS(R) LARGE CAP GROWTH FUND
MFS(R) MANAGED SECTORS FUND                             MFS(R) MARYLAND MUNICIPAL BOND FUND
MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND          MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
MFS(R) MISSISSIPPI MUNICIPAL BOND FUND                  MFS(R) MUNICIPAL INCOME FUND
MFS(R) NEW DISCOVERY FUND                               MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK MUNICIPAL BOND FUND                     MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND                 MFS(R) RESEARCH GROWTH AND INCOME FUND
MFS(R) RESEARCH INTERNATIONAL FUND                      MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
MFS(R) STRATEGIC INCOME FUND                            MFS(R) TECHNOLOGY FUND
MFS(R) TENNESSEE MUNICIPAL BOND FUND                    MFS(R) UTILITIES FUND
MFS(R) VALUE FUND                                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND


    Shareholders of record at the close of business on August 14, 2001 will be entitled to one vote for each share held. The number of shares of each Fund outstanding on August 14, 2001 is shown under "Fund Information" beginning on page 31.


    The Fund of which you are a shareholder is named on the proxy card included with this proxy statement. You will receive a separate proxy card for each Fund you own. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting each Fund you own.

    The mailing address of the Funds is 500 Boylston Street, Boston, Massachusetts 02116. A copy of the Annual or Semi-Annual Report for the Funds may be obtained without charge by contacting MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, Massachusetts 02111-1738 or calling MFS by telephone toll-free 1-800-225-2606.


    VOTE REQUIRED: Each Fund other than the Government Limited Maturity Fund is organized as a series of a business trust governed by Massachusetts law. The Government Limited Maturity Fund is itself a Massachusetts business trust. Funds that are part of the same trust share a common Board of Trustees and a common declaration of trust (or charter document). The "Fund Information" section of this proxy statement beginning on page 31 shows how the Funds are grouped by trust. Shareholders of all Funds that are part of the same trust will vote together on Item 1. Shareholders of each Fund will vote separately on each of Items 2, 3, 4 and 6. Only shareholders of the Global Total Return Fund, Government Limited Maturity Fund, Municipal Income Fund, Strategic Income Fund and Utilities Fund will vote on Item 5.


    Each nominee named in Item 1 must be elected by a plurality of the shares of the relevant trust voted at the Meeting.

    Item 2 must be approved by each Fund that is part of the same trust. Approval of Item 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below) of each Fund that is part of the relevant trust. Approval of Item 2 by the Government Limited Maturity Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund.

    Approval of Items 3, 4 and 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund.

    Approval of Item 6 requires the affirmative vote of a majority of the shares of the relevant Fund voted at the Meeting.

    Under applicable law, the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

    The following table summarizes these voting requirements:

                                      SHAREHOLDERS ENTITLED TO VOTE                   VOTE REQUIRED FOR APPROVAL
                                      -----------------------------                   --------------------------

ITEM 1                                Shareholders of each Fund of a trust vote       Each nominee must be elected by a plurality
(Election of Trustees)                together for each nominee                       of the shares of the relevant trust voted at
                                                                                      the Meeting


ITEM 2                                Shareholders of each Fund of a trust vote       Approved by a "majority of the outstanding
(Approval of Amended and Restated     separately                                      voting securities" of each Fund of the
Declaration of Trust)                                                                 relevant trust

ITEM 3                                Shareholders of each Fund vote separately       Approved by a "majority of the outstanding
(Changes to Fundamental Investment                                                    voting securities" of the relevant Fund
Policies)

ITEM 4                                Shareholders of each Fund vote separately       Approved by a "majority of the outstanding
(Approval of Investment Advisory                                                      voting securities" of the relevant Fund
Agreement)

ITEM 5                                Shareholders of the Global Total Return Fund,   Approved by a "majority of the outstanding
(New Investment Management Fee)       Government Limited Maturity Fund, Municipal     voting securities" of the relevant Fund
                                      Income Fund, Strategic Income Fund and
                                      Utilities Fund only vote separately

ITEM 6                                Shareholders of each Fund vote separately       Approved by a majority of the shares of the
(Ratification of Selection of                                                         relevant Fund voted at the Meeting
Accountants)


                              GENERAL BACKGROUND


    At the Meeting, you will be asked to elect Trustees of your Fund. Certain nominees already serve as Trustees, and other nominees are currently Trustees of other MFS funds. The new Board will combine your Fund's current Trustees with Trustees supervising other funds in the MFS Family of Funds. The combined Board is designed to simplify and streamline oversight of all funds in the MFS Family of Funds.


    You will also be asked to approve an amended and restated declaration of trust, the elimination or revision of certain investment policies and a new investment advisory agreement. These items are designed to modernize and standardize the agreements and restrictions governing the funds in the MFS Family of Funds, including the Funds in this proxy statement, and to provide for efficiencies and flexibility in the Funds' operations.

    If you are a shareholder of the Global Total Return Fund, Government Limited Maturity Fund, Municipal Income Fund, Strategic Income Fund or Utilities Fund, you will be asked to approve a new investment management fee. The new fee is formulated more simply than the existing fee, but is not designed to increase the existing fee, although your effective fee could be higher or lower than it has been in the past under the proposed fee structure.


    Shareholders will vote on a trust-wide basis on the election of Trustees. Shareholders will vote Fund by Fund on all other proposals. Shareholders of all Funds that are part of the same trust must approve the amended and restated declaration of trust for it to take effect for that trust. This means that even if your Fund votes in favor of the amended and restated declaration of trust, you could be outvoted by shareholders of other Funds in the same trust. See the "Fund Information" section beginning on page 31 for information on how the Funds are grouped by trust. Please note that the Government Limited Maturity Fund is itself a trust.


    If approved, each proposal will take effect on January 1, 2002, or, in the event that shareholder approval has not been obtained by that date, as soon as reasonably practicable after shareholders have approved the proposal.

ITEM 1 -- TO ELECT A BOARD OF TRUSTEES.


    At the Meeting, you will be asked to elect a Board of Trustees for your Fund and the other Funds, if any, that are part of the same trust. The table on page 31 in the "Fund Information" section shows how the Funds are grouped by trust. The existing Trustees of each trust have determined, pursuant to the trust's declaration of trust, that the number of Trustees of the combined Board of Trustees shall be fixed for the time being at 13. Proxies not containing specific instructions to the contrary will be voted for the election as Trustees of the 13 nominees listed below.

    Currently, funds in the MFS Family of Funds are served by three separate Boards of Trustees. All of the Funds in this proxy statement currently have the same Board. Under this proposal, the separate Boards will be consolidated so that the same individuals serve on the Boards of all of the MFS funds.

    Historically, the three separate Boards have had separate meetings but often have reviewed the same policy issues, contractual arrangements and other matters. Among other potential efficiencies, consolidating into one Board would reduce the duplication of Board materials and reports covering the same topics and would avoid the need for repeated presentations by the same personnel at different meetings. The Trustees of the three Boards, including the Trustees of your Fund, have agreed that both the MFS Funds and their adviser, Massachusetts Financial Services Company (referred to as MFS), would enjoy efficiencies and potential future cost savings if the same individuals served as Trustees of all of the MFS funds.

    The Trustees who currently supervise your Fund are Marshall N. Cohan, Lawrence H. Cohn, Sir J. David Gibbons, Abby M. O'Neill, Walter E. Robb, III, Arnold D. Scott, Jeffrey L. Shames, J. Dale Sherratt and Ward Smith. Messrs. Cohan and Robb will be retiring at the end of 2001. The other Trustees who currently supervise your Fund, and who have served in that capacity continuously since originally elected or appointed, are nominees to serve on the combined Board of the MFS funds.

    The other nominees listed in the table below were nominated by your Fund's Board of Trustees on June 13, 2001, subject to approval by the shareholders. These nominees do not currently serve as Trustees of your Fund, but have agreed to do so if elected by shareholders. These nominees currently serve on one other Board of the MFS funds, and have served in that capacity continuously since originally elected or appointed.


    If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by your current Trustees. You are being asked to elect all of the nominees listed in the table below and to re-elect your current Trustees. Aside from those Trustees who are retiring at the end of the year, your current Trustees will continue to serve as Trustees of your Fund even if shareholders do not approve Item 1.

    The trusts do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

    The following table presents certain information regarding the Trustees (other than Messrs. Cohan and Robb, who will be retiring) and nominees for Trustee, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                      NAME, POSITION WITH THE TRUST, AGE
               PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JOHN W. BALLEN* (born 9/12/59) Nominee for Trustee
Massachusetts Financial Services Company, President and Director.

LAWRENCE H. COHN, M.D. (born 3/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery.

THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27) Trustee
Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997).

WILLIAM R. GUTOW (born 9/27/41) Nominee for Trustee
Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman.

J. ATWOOD IVES (born 5/1/36) Nominee for Trustee
Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director.

ABBY M. O'NEILL (born 4/27/28) Trustee
Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer.

LAWRENCE T. PERERA (born 6/23/35) Nominee for Trustee
Hemenway & Barnes (attorneys), Partner.

WILLIAM J. POORVU (born 4/10/35) Nominee for Trustee
Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee.

ARNOLD D. SCOTT* (born 12/16/42) Trustee
Massachusetts Financial Services Company, Senior Executive Vice President and Director.

J. DALE SHERRATT (born 9/23/38) Trustee
Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director.

ELAINE R. SMITH (born 4/25/46) Nominee for Trustee
Independent consultant.

WARD SMITH (born 9/13/30) Trustee
Private investor.
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(1) Directorships or trusteeships of companies required to report to the
    Securities and Exchange Commission (i.e., "public companies").

* "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Funds. The address of MFS is 500 Boylston Street, Boston, Massachusetts.

    Each Trustee holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary is the investment adviser or distributor. Messrs. Ballen, Ives, Perera and Poorvu and Ms. Smith serve as board members of 45 funds within the MFS Family of Funds. Dr. Cohn, Messrs. Gibbons, Sherratt and Smith and Ms. O'Neill serve as board members of 42 funds within the MFS Family of Funds. Mr. Gutow serves as board member of 73 funds within the MFS Family of Funds. Messrs. Shames and Scott serve as board members of 115 funds within the MFS Family of Funds.

    Information about Trustee compensation, Trustee retirement plan arrangements and the executive officers of the Funds appears under "Fund Information" beginning on page 31.


    Your current Board of Trustees meets regularly throughout the year to discuss matters relating to your Fund. The Board has a standing Audit Committee, currently composed of Messrs. Cohan, Robb, Sherratt and Smith, to review the internal and external accounting and auditing procedures of your Fund and, among other things, to consider the selection of independent public accountants for your Fund, to approve all significant services proposed to be performed by those accountants and to consider the possible effect of the services on the independence of those accountants. The Audit Committee consists only of Trustees who are not "interested persons" of your Fund as defined in the 1940 Act.

    The Board has also created a Nominating Committee, composed solely of all of the current Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, that is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee candidates for consideration by the Nominating Committee may do so by writing the Funds' Secretary. Members of the Nominating Committee confer periodically and hold meetings as required.


    Information about Board and Committee meetings held by the Funds appears under "Fund Information" beginning on page 31. Each Trustee attended at least 75% of the Board and applicable Committee meetings noted.


    Each Fund's declaration of trust currently provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REQUIRED VOTE

    Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the outstanding shares of your Fund and the other Funds, if any, that are part of the same trust voting at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE.

ITEM 2 -- TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

    As noted above, the Funds other than the Government Limited Maturity Fund are organized as series of Massachusetts business trusts. The Government Limited Maturity Fund is itself a Massachusetts business trust. Under Massachusetts law, a business trust usually operates under a charter or organizational document, called a declaration of trust, that contains various provisions relating primarily to how the trust conducts business and how the trust is governed. The Funds operate under declarations of trust. Funds that are part of the same trust share a declaration of trust.

    At the Meeting, you will be asked to authorize your Trustees to adopt for your Fund and the other Funds in the same trust, if any, the Amended and Restated Declaration of Trust appearing in Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). Each Restated Declaration amends and restates the existing declaration of trust of each trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and recommend that you authorize the Trustees to adopt it. The Restated Declaration is the standard form that will be used for all new MFS funds organized as Massachusetts business trusts in the future.

    The Restated Declaration gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests.

    You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration. However, certain of your Fund's investment policies will be affected by other items in this proxy statement.

    The Restated Declaration makes a number of significant changes to each Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declarations. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from each Existing Declaration.

SIGNIFICANT CHANGES

    1. DOLLAR-WEIGHTED VOTING. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declarations provide that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

    Dollar-weighted voting is important when a Fund is part of a trust that has more than one series. Funds in a trust often have different share prices. When shareholders of Funds in the trust are asked to vote on a matter where all shareholders vote together, shareholders of a Fund with lower-priced shares may have more voting power than shareholders of a Fund with higher-priced shares. For example, if a Fund's shares are selling for $5.00 per share (without any sales load), a $1000 investment will purchase 200 shares of that Fund. If the shares of another Fund in the trust are selling for $10.00 per share (without any sales load), that same $1000 investment will purchase only 100 shares of that Fund. Each Existing Declaration gives one vote for each share owned. Under the Existing Declarations, when the shareholders of the trust vote together as a single class, a shareholder of the first Fund has twice the vote of a shareholder of the second Fund, even though the economic interest of the two shareholders is the same.

    The Trustees believe that the change to dollar-weighted voting is appropriate because it would match a shareholder's economic interest in a trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share (for example, in a money market fund) from having disproportionately large voting powers.

    2. REORGANIZATION. The Restated Declaration permits the Trustees, without shareholder approval, to change a Fund's form of organization, reorganize all or a portion of any Fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate all or a portion of any Fund or class or a trust as a whole as a newly created entity. The Existing Declarations require shareholder approval for this type of reorganization.

    Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit all or a portion of a trust or a Fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a Fund to domicile it in another state or to change its legal form. Under the Existing Declarations, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize all or a portion of a trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. This flexibility should help to assure that the trusts and their Funds operate under the most appropriate form of organization.

    The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

    The Restated Declaration does not permit a trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval.

    3. FUTURE AMENDMENTS. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declarations may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally retain the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the applicable Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval (except as noted above), the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

    The Restated Declaration also permits the Trustees to adopt By-Laws concerning the conduct of business of the Funds and to amend or repeal the By-Laws at any time so long as the By-Laws are not inconsistent with the Restated Declaration.

    4. INVESTMENT IN OTHER INVESTMENT COMPANIES. The Restated Declaration permits each Fund to invest in other investment companies to the extent not prohibited by the 1940 Act, and rules and regulations thereunder. Recent amendments to the 1940 Act permit mutual funds to invest their assets in one or more registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds. An investment structure where a fund invests all of its assets in a single investment company is sometimes referred to as a "master/feeder" structure. An investment structure where a fund invests its assets in more than one investment company is sometimes referred to as a "fund of funds" structure. Both the master/feeder and fund of funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a fund to retain its own characteristics and identity.

    The Restated Declaration will permit the Funds to take advantage of the recent changes in law, as well as any future changes in law or regulation on this topic. Under the Restated Declaration, the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the Trustees believe circumstances could arise in which it would be in the best interest of the Fund to do so at a future date. Shareholders of a Fund would be notified if the Trustees decide to implement such a structure for that Fund, and no Fund will implement such a structure unless its investment restrictions permitted it to do so. Item 3 below also seeks approval of changes to the Funds' investment restrictions to specifically permit the use of these structures.


    5. REDEMPTION. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declarations permit the Trustees to redeem shares only in certain limited circumstances.

    Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, to cause a money market fund to preserve a $1.00 net asset value, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Restated Declaration to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

    The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.


OTHER CHANGES

    The Restated Declaration also changes the Existing Declarations as follows:

    1. The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

    2. The Restated Declaration permits the Trustees, without shareholder approval, to terminate a trust or a Fund, to designate or redesignate series (such as a Fund) and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declarations permit the Trustees to terminate the trust or a Fund without shareholder approval, but require shareholder approval to sell or transfer all of the assets of the trust or Fund in connection with that termination.

    3. The Restated Declaration explicitly allows the Trustees, with shareholder approval, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

    4. The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the trust or by the vote of three-quarters of the Trustees, (ii) the automatic retirement of Trustees in accordance with any retirement policy set by the Trustees, and (iii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

    5. The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by a two-thirds majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

    6. The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, guarantee the indebtedness and contractual obligations of others, purchase insurance insuring Fund assets, employees, Trustees and Trustees Emeritus, and invest Fund assets in all types of investments including derivatives. The Restated Declaration also provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of trust assets.

    7. The Restated Declaration provides that by becoming a shareholder of a Fund each shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Restated Declaration.


    8. The Restated Declaration provides that except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality will elect a Trustee. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned. A similar provision currently appears in the Funds' By-Laws.


    9. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.


    10. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees has personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this provision may be to discourage suits brought on behalf of the Funds by their shareholders. This provision is not intended to impair the rights of shareholders under federal law. A similar provision currently appears in the Funds' By-Laws.


    11. The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

    12. The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity with the approval of a majority of the shareholders (as defined in the Restated Declaration) of that Fund or class. The Existing Declarations require approval of such a transaction by a Fund by two-thirds of the outstanding shares of the Fund in question unless the transaction is recommended by the Trustees, in which case the approval of a majority of the shares of the Fund is sufficient authorization.

    For Funds that are part of a trust, if the Restated Declaration is not approved by each series of the trust, including each applicable Fund, the Existing Declaration of the trust will remain in effect.

REQUIRED VOTE

    For Funds other than the Government Limited Maturity Fund, approval of the Restated Declaration requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund that is part of the relevant trust. Approval of the Restated Declaration by the Government Limited Maturity Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR AUTHORIZING THE TRUSTEES TO ADOPT THE AMENDED AND RESTATED DECLARATION OF TRUST.

ITEM 3 -- TO AMEND, REMOVE OR ADD CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS.

    Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Over time, some Funds have adopted fundamental policies to reflect certain regulatory, business or industry conditions. Changes in applicable law now permit investment companies like the Funds to eliminate certain of these policies.

    Each Fund's Board of Trustees, together with the Fund's officers and MFS, have reviewed the Fund's current fundamental policies, and have concluded that certain policies should be eliminated, revised or added based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. The proposed revised policies for each Fund are listed in Appendix B. At the Meeting, shareholders will be asked to approve the revised policies and to eliminate all other fundamental policies.

    The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Funds' assets and simplify the process of monitoring compliance with investment policies. The revised policies (with variations required by the specific investment focus of a Fund) will be the standard form for funds in the MFS fund complex.

    THE REVISED POLICIES DO NOT AFFECT THE INVESTMENT OBJECTIVES OF THE FUNDS, WHICH REMAIN UNCHANGED. THE FUNDS WILL CONTINUE TO BE MANAGED IN ACCORDANCE WITH THE INVESTMENT POLICIES DESCRIBED IN THE PROSPECTUS AND IN ACCORDANCE WITH FEDERAL LAW. THE REVISED POLICIES WOULD GIVE THE FUNDS INCREASED ABILITY TO ENGAGE IN CERTAIN ACTIVITIES. THE TRUSTEES MAY CONSIDER AND ADOPT SUCH NON-FUNDAMENTAL INVESTMENT POLICIES FOR THE FUNDS AS THEY DETERMINE TO BE APPROPRIATE AND IN THE SHAREHOLDERS' BEST INTERESTS. THE TRUSTEES DO NOT ANTICIPATE THAT THE REVISED POLICIES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN ANY FUND.

    Each investment policy proposed to be revised, eliminated or added is discussed below. The Funds affected by the proposed changes are listed in italics at the beginning of each section. Appendix B lists the fundamental policies that will apply to each Fund if shareholders of that Fund approve this proposal. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy. Please consult the proxy card included with this proxy statement to determine which Fund you own.

A.  BORROWING

    Changes proposed for all Funds

    It is proposed that the policy concerning borrowing be changed so that each Fund may borrow money to the fullest extent permitted by applicable law.

    Currently, certain Funds may borrow up to specified percentages of their assets, and there are no restrictions on what those borrowings may be used for. Certain other Funds may borrow only for extraordinary or emergency purposes to meet redemption requests and may pledge their assets to secure their borrowings only to a limited extent. Some of these Funds also may not purchase any investments when borrowings are outstanding or may do so only to a limited extent.

    The 1940 Act, which is the federal law that governs investment companies like the Funds, does not require that borrowings be made solely for emergency purposes, nor does the 1940 Act require any limit on assets pledged to secure borrowings. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy will give the Funds the maximum amount of flexibility to borrow permitted by applicable law, and the ability to pledge their assets to support those borrowings if necessary. Currently, the 1940 Act permits investment companies like the Funds to borrow money so long as there is 300% asset coverage of the borrowings. This means that borrowings cannot exceed one-third of an investment company's total assets after subtracting liabilities other than the borrowings. Of course, this law could change in the future.

    Funds generally borrow money either to permit the orderly sale of investments or to try to enhance returns to shareholders (the latter is referred to as leverage). Borrowing money creates risks and expenses for a Fund and may make the Fund's net asset value more volatile. The interest and other costs of borrowing may reduce the Fund's return. The Fund also could be forced to sell securities at inopportune times to repay loans. If a Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

B.  UNDERWRITING SECURITIES

    Changes proposed for all Funds

    It is proposed that the policy concerning underwriting securities be changed so that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security. The revised policy also provides that a Fund is not deemed to underwrite securities by virtue of employing a master/feeder or fund of funds investment structure as permitted by applicable law. Utilizing these investment structures is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies") and in section K below.

    Currently, each Fund is prohibited from underwriting securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, when it sells portfolio securities.

C.  ISSUANCE OF SENIOR SECURITIES

    It is proposed that the policy concerning the issuance of senior securities be changed so that each Fund may issue senior securities to the fullest extent permitted by applicable law. For purposes of this restriction, collateral arrangements with respect to swaps, options, futures, forwards and initial and variation margin are not deemed to be the issuance of a senior security.

    Changes proposed for:

MFS Alabama Municipal Bond Fund*                           MFS Arkansas Municipal Bond Fund*
MFS California Municipal Bond Fund*                        MFS Cash Reserve Fund
MFS Core Growth Fund                                       MFS Florida Municipal Bond Fund*
MFS Georgia Municipal Bond Fund*                           MFS Global Asset Allocation Fund
MFS Global Growth Fund                                     MFS Global Telecommunications Fund
MFS Government Limited Maturity Fund                       MFS Japan Equity Fund
MFS Large Cap Growth Fund                                  MFS Managed Sectors Fund
MFS Maryland Municipal Bond Fund*                          MFS Massachusetts High Income Tax Free Fund
MFS Massachusetts Municipal Bond Fund*                     MFS Mississippi Municipal Bond Fund*
MFS Municipal Income Fund                                  MFS New Discovery Fund
MFS New York High Income Tax Free Fund                     MFS New York Municipal Bond Fund*
MFS North Carolina Municipal Bond Fund*                    MFS Pennsylvania Municipal Bond Fund*
MFS Research Growth and Income Fund                        MFS Research International Fund
MFS South Carolina Municipal Bond Fund*                    MFS Strategic Income Fund
MFS Technology Fund                                        MFS Tennessee Municipal Bond Fund*
MFS Value Fund                                             MFS Virginia Municipal Bond Fund*
MFS West Virginia Municipal Bond Fund*
----------
*These Funds are referred to as the MFS State Municipal Bond Funds.

    Currently, each Fund listed above is subject to a fundamental policy that provides that it may not issue any senior securities except as permitted by the 1940 Act. Certain technical changes are being made to this policy to clarify the circumstances in which a Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies, and in certain cases expands, the types of collateral arrangements that are excluded from the restriction.

    Changes proposed for:

MFS Cash Reserve Fund                         MFS Global Total Return Fund
MFS Government Limited Maturity Fund          MFS Large Cap Growth Fund
MFS Managed Sectors Fund                      MFS Municipal Income Fund
MFS State Municipal Bond Funds                MFS Strategic Income Fund
MFS Utilities Fund

    Each Fund listed above currently has a fundamental policy that prevents the Fund from purchasing any security on margin. The Global Total Return Fund also cannot purchase gold on margin. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral for the loan. The staff of the Securities and Exchange Commission (referred to as the SEC) currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). MFS has recommended the elimination of this policy on margin transactions to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety for each Fund listed above. The Global Total Return Fund and the Utilities Fund currently do not have a fundamental policy about the issuance of senior securities. For these Funds, it is proposed that the policy about purchasing securities on margin be replaced with the policy described above relating to the issuance of senior securities.

D.  LENDING OF MONEY OR SECURITIES

    Changes proposed for all Funds

    It is proposed that the policy concerning lending money be changed so that each Fund may make loans to the fullest extent permitted by applicable law.

    Currently, each Fund is prohibited from lending money. Certain Funds are also prohibited from lending their securities or may do so only to a limited extent. Investments in commercial paper, debt securities and repurchase agreements are not treated as loans for purposes of these policies. The revised policy will permit each Fund to make loans, whether of money or securities, so long as the transactions are permitted by applicable law.

    Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower of the securities fail financially. However, loans would be made in accordance with procedures approved by the Trustees only to firms deemed by MFS to be of good standing, and when, in the judgment of MFS, the income from securities loans justifies the attendant risk.


    It is unlikely that the Funds would lend money, except to the extent that the purchase of debt securities can be considered a loan; however, the Funds could lend money to other Funds or to other funds advised by MFS or one of its affiliates. A Fund would have to obtain exemptive relief from the SEC in order to make loans to other Funds or other MFS-advised funds.


E.  REAL ESTATE, OIL AND GAS, MINERAL INTERESTS AND COMMODITIES

    Changes proposed for all Funds

    It is proposed that the policy concerning real estate, oil, gas and mineral interests and commodities be changed so that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. Under this policy, each Fund will be able to invest in securities secured by real estate and securities of companies that deal in real estate, as well as options and futures and forward contracts, and each Fund also will retain the right to hold and sell real estate, mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities.

    The revised policy clarifies that the restrictions relating to investments in real estate and commodities do not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein. While some of these clarifications are included in the current policies for some Funds, the revised policy will apply to each Fund on a consistent basis.

    The Government Limited Maturity Fund currently cannot invest in commodities or commodity contracts, but does not have a policy about investing in real estate. It is proposed that this Fund adopt the revised policy described above.

F.  INDUSTRY CONCENTRATION


    Changes proposed for all Funds except:


MFS Global Telecommunications Fund                         MFS Government Limited Maturity Fund
MFS Managed Sectors Fund                                   MFS Massachusetts High Income Tax Free Fund
MFS New York High Income Tax Free Fund                     MFS State Municipal Bond Funds
MFS Utilities Fund

    It is proposed that the policy concerning concentration in a particular industry be changed so that no Fund may purchase securities of an issuer of a particular industry if as a result 25% or more of that Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    Currently, each of these Funds is prohibited from investing more than 25% of the value of its assets in any one industry. For certain Funds, the revised policy clarifies that this calculation is made with respect to a Fund's total assets taken at market value at the time of purchase of the security in question. For other Funds the revised policy makes only minor technical changes to the current policy.

    The revised concentration policy for the Cash Reserve Fund would not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies. The current concentration policy for this Fund permits it to invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group and all utility companies as a group, when certain market and other conditions exist. Under the revised policy, the Cash Reserve Fund would be able to invest more than 75% of its assets in banks, bank holding companies, finance companies and utility companies. If it did so, its investment performance would be closely tied to the performance of companies in these industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. Accordingly, this Fund could be riskier than funds with more broadly diversified portfolios.

    Changes proposed for:

        MFS Global Telecommunications Fund
        MFS Utilities Fund

    It is proposed that these Funds adopt the revised concentration policy described in this section except that (i) the Global Telecommunications Fund will invest at least 25% of its total assets in a group of related telecommunications industries, and (ii) the Utilities Fund will invest at least 25% of its total assets in the utilities industry.

    Changes proposed for:

        MFS Government Limited Maturity Fund
        MFS Managed Sectors Fund
        MFS Massachusetts High Income Tax Free Fund
        MFS New York High Income Tax Free Fund
        MFS State Municipal Bond Funds

    These Funds currently do not have a concentration policy. It is proposed that these Funds adopt the revised concentration policy described in this section.

G.  SHORT SALES -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Government Limited Maturity Fund        MFS Large Cap Growth Fund
MFS Managed Sectors Fund                    MFS Municipal Income Fund
MFS Strategic Income Fund                   MFS Utilities Fund

    Currently, each Fund listed above is prohibited from making short sales of securities, except that certain Funds may make short sales "against the box" (short sales where the Fund owns or has the right to acquire at no added cost securities identical to those sold short) subject to certain limitations. The 1940 Act prohibits mutual funds from making short sales of securities except in accordance with SEC rules and regulations. The SEC has not adopted any rules or regulations relating to short sales, except that the staff of the SEC regards a short sale as a form of leverage and has taken positions with respect to the use of leveraging transactions. Accordingly, the Funds' investment policy is more restrictive than applicable law. Each Fund is proposing to delete this policy in its entirety in order to have the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic.

    In a typical short sale a Fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The Fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Because the value of a particular security can increase without limit, a Fund could potentially realize losses with respect to short sales that are not "against the box" that could be significantly greater than the value of the securities at the time they are sold short, and such losses could also be unlimited. If a Fund intends to engage in short sales to any material extent, the prospectus and statement of additional information will disclose that intention.

H.  ILLIQUID INVESTMENTS -- REMOVAL OF POLICY

    Removal of policy proposed for MFS Utilities Fund

    The Utilities Fund is prohibited from investing more than 10% of its total assets in securities of issuers which are not readily marketable. This investment policy is more restrictive than the current policies of the SEC. The staff of the SEC has taken the position that if a mutual fund holds a material percentage (i.e., 10% of the net assets of a money market fund and 15% of the net assets of other types of mutual funds) of its assets in illiquid investments, or securities that may not be sold or disposed of in the ordinary course of business at approximately the price at which the fund values the investments, there may be a question as to the fund's ability to pay redemption proceeds on shares redeemed within seven days of the redemption request. The Fund wishes to remove the current fundamental policy in order to have the full flexibility permitted by applicable law and policy positions, and any future changes in law and policy, on this topic. The Fund has, however, agreed as a non-fundamental policy, that it will limit its investments in illiquid securities to 15% of its net assets. This policy can be changed by the Fund's Trustees if there are future changes in law or policy.

    To the extent the Fund invests in illiquid securities, the inability to value or sell these securities at a fair price could have a negative impact on the Fund's performance. Of course, the Fund will continue to adhere to applicable rules and policies relating to investments in illiquid securities. Current SEC policies require that a fund's ability to invest in illiquid securities should be disclosed in its prospectus. The Fund's prospectus or statement of additional information complies with this policy.

I.  REPURCHASE AGREEMENTS -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Large Cap Growth Fund                   MFS Managed Sectors Fund
MFS Municipal Income Fund                   MFS State Municipal Bond Funds

    Currently, each Fund listed above is prohibited from entering into repurchase agreements if, as a result, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. As described under section H. above, this policy is more restrictive than the current policy of the SEC with respect to securities that may be considered illiquid, such as repurchase agreements maturing in more than seven days. These Funds are proposing to delete this investment policy in order to permit the Funds the maximum flexibility with respect to their investments in repurchase agreements. Of course, the Funds currently have a non-fundamental policy to limit their investments in all illiquid securities to 15% of their net assets (10% of their net assets for money market funds), and will continue to adhere to applicable rules and policies relating to investments in these types of securities.

J.  TRANSACTIONS WITH AFFILIATES -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Large Cap Growth Fund                   MFS Managed Sectors Fund
MFS Municipal Income Fund

    Currently, each Fund listed above is prohibited from investing in securities of issuers in which the Fund's Trustees or the Directors and officers of MFS own a certain percentage of securities. This policy was required by certain state laws which no longer apply to the Funds. It is proposed that this policy be eliminated in order to provide each Fund with the maximum amount of flexibility.

    If this policy is eliminated, a Fund would be able to invest in the securities of any issuer without regard to ownership in that issuer by management of the Funds or MFS except to the extent prohibited by the Fund's investment objective and policies and the 1940 Act. Transactions with affiliates are permitted under the 1940 Act only in limited circumstances, and MFS maintains a code of ethics to monitor certain affiliated transactions involving itself and its employees affecting the Funds. Therefore, the Trustees believe this policy is no longer necessary.

K.  SECURITIES OF OTHER INVESTMENT COMPANIES -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Large Cap Growth Fund                   MFS Managed Sectors Fund
MFS Municipal Income Fund

    Currently, each Fund listed above is prohibited from investing in securities of other investment companies, except for certain limited investments in closed-end investment companies. This policy deals with certain anti-pyramiding concerns addressed by the 1940 Act. However, the 1940 Act permits mutual funds to invest limited amounts of their assets in other investment companies, and to invest all of their assets in one or more investment companies so long as certain conditions are met (investing in this way is sometimes referred to as using a master/feeder or fund of funds investment structure). In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that these Funds eliminate this policy. If a Fund invests in other investment companies, the Fund will indirectly bear expenses, such as management fees, of those other investment companies, in addition to the Fund's own expenses. The Funds have no current intention to employ a master/feeder or fund of funds investment structure at this time. Additional information about investing in other investment companies is discussed in Item 2 of this proxy statement (under "Significant Changes -- 4. Investment in Other Investment Companies").

    If a Fund intends to invest in other investment companies to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

L.  OPTIONS -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Government Limited Maturity Fund        MFS Large Cap Growth Fund
MFS Managed Sectors Fund                    MFS Municipal Income Fund
MFS State Municipal Bond Funds

    Currently, each Fund listed above is prohibited from purchasing or selling certain types of options. This policy was required by certain state laws which no longer apply to the Funds. The Trustees have recommended the elimination of this policy in order to provide the Funds with the maximum amount of flexibility.

    If the proposal is approved, each Fund would no longer be prohibited under its fundamental policies from engaging in a variety of options transactions for hedging purposes and to increase investment return. The Trustees believe that this enhanced flexibility could assist a Fund in achieving its investment objective under certain market conditions. A call option gives the holder the right to purchase, and obligates the writer to sell, an asset such as a security, a currency or a unit of an index, at the exercise price prior to or on the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, an asset at the exercise price prior to or on the expiration date. In order for a put option purchased by a Fund to be profitable, the market price of the underlying asset must decline sufficiently below the exercise price to cover the premium and transaction costs paid by a Fund. In order for a call option purchased by the Fund to be profitable, the market price of the underlying asset must rise sufficiently above the exercise price to cover the premium and transaction costs paid by the Fund. If an option expires unexercised, a Fund will receive nothing for its premium payment.

    When a Fund writes a call option, it gives up the opportunity to profit from any increase in the price of an asset above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase an asset from the option holder at a price above the current market price of that asset. A Fund receives a premium for writing a call or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

    The successful use of options depends on the ability of MFS to forecast correctly interest rate and market movements. The effective use of options also depends on a Fund's ability to terminate option positions at times when MFS deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or restrictions on option exercise in the markets for securities and other assets underlying options purchased or sold by a Fund could result in losses on an option, including the entire investment by the Fund in the option.

    If a Fund intends to invest in options to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

M. INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL OF MANAGEMENT -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Large Cap Growth Fund                   MFS Managed Sectors Fund
MFS Municipal Income Fund                   MFS Utilities Fund

    Currently, each Fund listed above is prohibited from investing for the purpose of exercising control of management of another issuer. This policy was required by certain state laws which no longer apply to the Funds, and is no longer required by applicable laws and regulations. In certain circumstances, the policy may unduly restrict MFS from exerting influence with the management of issuers in which a Fund invests when to do so would be in the best interests of the Fund and its shareholders. For these reasons, it is proposed that this investment policy be removed for each Fund.

N.  INVESTMENTS IN NEWLY FORMED COMPANIES -- REMOVAL OF POLICY

    Removal of policy proposed for MFS Global Total Return Fund

    Currently, the Global Total Return Fund is prohibited from investing more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation. This policy was required by certain state laws which no longer apply to the Fund. It is proposed that this policy be eliminated in order to provide the Fund with the maximum amount of flexibility.

    If this policy is eliminated, the Fund would be able to invest in the securities of any issuer without regard to the length of time the issuer has been in operation, except to the extent prohibited by the Fund's investment objective and policies. Investments in newly formed companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Newly formed companies often have limited product lines, markets and financial resources and are dependent on management by one or a few key individuals. Equity securities of newly formed companies may suffer steeper than average price declines after disappointing earnings reports and may be more difficult to sell at satisfactory prices.

O.  INVESTMENTS IN A SINGLE ISSUER -- REMOVAL OF POLICY

    Removal of policy proposed for:

MFS Cash Reserve Fund                       MFS Global Total Return Fund
MFS Government Limited Maturity Fund        MFS Large Cap Growth Fund
MFS Managed Sectors Fund                    MFS Municipal Income Fund
MFS State Municipal Bond Funds              MFS Strategic Income Fund

    Currently, each Fund listed above, other than the Global Total Return Fund, the State Municipal Bond Funds and the Strategic Income Fund, is prohibited from purchasing securities of any issuer if, as a result, more than 5% of its assets would be invested in the securities of that issuer. U.S. Government obligations are not subject to this limitation. Each Fund listed above is prohibited from purchasing the securities of any issuer if, as a result, the Fund would hold more than 10% of the voting securities, or in some cases any class of securities, of the issuer. For the Managed Sectors Fund, the restrictions relating to the percentage of the Fund's assets invested in an issuer and the percentage of voting securities held by the Fund apply to 50% of the Fund's total assets.

    Under the 1940 Act, a mutual fund that is "diversified" may not, as to 75% of its total assets, hold more than 10% of an issuer's outstanding voting securities or invest more than 5% of its assets in any one issuer. Each Fund listed above, other than the Global Total Return Fund, Managed Sectors Fund, State Municipal Bond Funds and Strategic Income Fund, is "diversified," and cannot elect to be treated as non-diversified without shareholder approval. There is no intention to seek to change these Funds from "diversified" to non-diversified status. In addition, each Fund must meet certain diversification requirements under the Internal Revenue Code in order to qualify for beneficial tax treatment as a regulated investment company. These diversification requirements provide in part that as to 50% of the fund's assets, investments in any one issuer cannot exceed 5% of the fund's assets and the fund cannot hold more than 10% of the issuer's outstanding voting securities at the end of each quarter. Each Fund, including the Global Total Return Fund, Managed Sectors Fund, State Municipal Bond Funds and Strategic Income Fund, intends to qualify as a regulated investment company for tax purposes.

    The diversified Funds' current diversification policies are more restrictive than the 1940 Act requires for a diversified fund. The non-diversified Funds' current diversification policies (other than those of the Managed Sectors Fund) are more restrictive than Internal Revenue Code requirements. The Trustees believe that it is unnecessary to have fundamental policies that repeat or are more restrictive than what the 1940 Act or the Internal Revenue Code requires. Accordingly, the Funds listed above propose to delete these investment policies.

    To the extent that a Fund invests its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers.

P.  INVESTMENTS IN A PARTICULAR TYPE OF SECURITY -- REMOVAL OF POLICY

    Removal of policy proposed for MFS Government Limited Maturity Fund

    It is proposed that the fundamental policy for the Government Limited Maturity Fund concerning investment in government securities and related repurchase agreements be eliminated. Under applicable law, the Fund's current fundamental policy is not required to be fundamental, and the Trustees believe that having this restriction as fundamental is unnecessary. The Trustees have no current intention to change the investment objective of this Fund, or to change its policy to invest, under normal market conditions, at least 80% of its total assets in U.S. government securities that have limited maturities. The Fund will continue to be managed as an eligible investment for federal credit unions and national banks, and will seek to comply with all investment limitations applicable to federal credit unions. The revised policy would allow the Fund the flexibility to invest in securities other than U.S. government securities or related repurchase agreements, consistent with its policy to comply with investment limitations applicable to federal credit unions, while maintaining the Fund's commitment to invest in U.S. government securities. Removing this policy would also permit the Government Limited Maturity Fund to invest in one or more investment companies that invest exclusively in government securities and related options, futures, options on futures and repurchase agreements. Currently the Fund has no intention to invest in other investment companies. If the Fund were to do so, it would be disclosed in the Fund's prospectus or statement of additional information.

REQUIRED VOTE

    Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.

THE BOARD OF TRUSTEES HAS CONCLUDED THAT THE PROPOSAL TO AMEND, REMOVE OR ADD THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND WILL BENEFIT THAT FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 4 -- TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MASSACHUSETTS FINANCIAL SERVICES COMPANY.

    At the Meeting, you will be asked to approve a new Investment Advisory Agreement between your Fund and MFS. The investment management fee payable by your Fund will not increase or decrease if shareholders of your Fund approve the new Investment Advisory Agreement. However, shareholders of the Government Limited Maturity Fund, Global Total Return Fund, Municipal Income Fund, Strategic Income Fund and Utilities Fund are also being asked to approve a change to their management fee under Item 5 below.

    Currently, each Fund has a separate Investment Advisory Agreement with MFS. These Investment Advisory Agreements were entered into at various times over the past several decades, and their provisions differ. MFS has recommended that the Funds that are part of the same trust enter into one master investment advisory agreement that covers all Funds in that trust, and that the provisions of all of the Investment Advisory Agreements be standardized and modernized. MFS believes that the standardization and modernization of the Investment Advisory Agreements would simplify the administration of the Funds and eliminate unnecessary duplication of agreements among the Funds.


    The discussion below describes the principal differences between the current and proposed Investment Advisory Agreements (referred to as the Current Agreements and the New Agreement) and provides additional information about MFS and about the Boards' review of the New Agreement. The "Fund Information" section beginning on page 31 contains certain other information about the Funds, including each Fund's fiscal year end. The New Agreement will be the standard form for all U.S. registered funds in the MFS fund complex.


    The information provided herein is intended to be a summary of the material changes between the Current Agreements and the New Agreement. This summary is qualified in its entirety by reference to the comparisons of the Current Agreements and the New Agreement in Appendices D-1 through D-3. In particular, please refer to Appendices D-1 through D-3 for additional information about other technical changes that were made to the New Agreement. Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, (except as discussed in Item 5), but will instead be incorporated into an Appendix to the New Agreement, these compensation provisions have not been included in the comparisons of the Current Agreements and the New Agreement.

A.  CURRENT AGREEMENTS

    MFS has served as the investment adviser for each Fund since the commencement of the Fund's operations. The table below lists the date of each Fund's Current Agreement and the date the Current Agreement was last submitted to shareholders for approval.

    Under the Current Agreements, MFS provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Fund. For these services and facilities, MFS receives an annual management fee, computed and paid monthly as noted for each Fund in the table below. The table also lists the aggregate compensation MFS received from each Fund during the Fund's fiscal year noted.


                                                                                                          AGGREGATE
                                                                                                        MANAGEMENT FEE
                                                                      DATE LAST       MANAGEMENT FEE     PAID DURING
                                                       DATE OF      SUBMITTED FOR    (AS A PERCENTAGE    FISCAL YEAR
                                                       CURRENT       SHAREHOLDER     OF AVERAGE DAILY    NOTED (AFTER      FISCAL
                       FUND                           AGREEMENT      APPROVAL(1)       NET ASSETS)         WAIVERS)      YEAR ENDED
                                                    -------------  ----------------  ----------------  ----------------  ----------
MFS Alabama Municipal Bond Fund                     8/24/1984       10/24/1984           0.55%               $305,468    3/31/01
MFS Arkansas Municipal Bond Fund                    2/1/1992        1/28/1992            0.55%               $421,980    3/31/01
MFS California Municipal Bond Fund                  9/1/1993        8/31/1993            0.55%               $838,687    3/31/01
MFS Cash Reserve Fund                               9/1/1993        8/31/1993            0.55%             $2,963,712    8/31/00
MFS Core Growth Fund                                1/2/1996        1/2/1996             0.75%               $114,867    8/31/00
MFS Florida Municipal Bond Fund                     2/1/1992        1/28/1992            0.55%               $295,696    3/31/01
MFS Georgia Municipal Bond Fund                     8/24/1984       10/24/1984           0.55%               $226,506    3/31/01
MFS Global Asset Allocation Fund                    6/2/1994        6/15/1994            0.60%             $1,349,808    8/31/00
MFS Global Growth Fund                              8/30/1993       11/1/1993            0.90%(2)          $7,880,965    10/31/00
MFS Global Telecommunications Fund                  6/1/2000        6/1/2000             1.00%               $345,838    8/31/00
MFS Global Total Return Fund                        8/10/1990       8/10/1990            (3)               $3,098,763    10/31/00
MFS Government Limited Maturity Fund                8/10/1988       9/9/1988             (3)               $1,038,776    12/31/00
MFS Japan Equity Fund                               6/1/2000        6/1/2000             1.00%                $12,151    8/31/00
MFS Large Cap Growth Fund                           9/1/1993        8/31/1993            0.75%(4)          $8,425,143    11/30/00
MFS Managed Sectors Fund                            9/1/1993        7/1/1993(5)          0.75%(6)          $5,334,101    8/31/00
MFS Maryland Municipal Bond Fund                    8/24/1984       10/24/1984           0.55%               $496,208    3/31/01
MFS Massachusetts High Income Tax Free Fund         7/30/1999       7/30/1999            0.40%                     $0    3/31/01
MFS Massachusetts Municipal Bond Fund               8/24/1984       10/24/1984           0.55%               $827,979    3/31/01
MFS Mississippi Municipal Bond Fund                 8/1/1992        7/31/1993            0.55%               $263,637    3/31/01
MFS Municipal Income Fund                           9/1/1993        7/30/1993(5)         (3)               $1,346,542    3/31/01
MFS New Discovery Fund                              10/30/97        10/20/1997(7)        0.90%             $9,618,746    8/31/00
MFS New York High Income Tax Free Fund              7/30/1999       7/30/1999            0.40%                     $0    3/31/01
MFS New York Municipal Bond Fund                    8/24/1984       10/24/1984           0.55%               $435,769    3/31/01
MFS North Carolina Municipal Bond Fund              8/24/1984       10/24/1984           0.55%             $1,302,424    3/31/01
MFS Pennsylvania Municipal Bond Fund                2/1/1993        1/25/1993            0.55%               $162,021    3/31/01
MFS Research Growth and Income Fund                 1/2/1996        1/2/1996             0.65%(8)          $1,289,488    8/31/00
                                                    as amended
                                                    1/2/1997
MFS Research International Fund                     1/2/1997        1/2/1997             1.00%               $978,083    8/31/00
MFS South Carolina Municipal Bond Fund              8/24/1984       10/24/1984           0.55%               $524,079    3/31/01
MFS Strategic Income Fund                           9/9/1987        9/18/1987            (3)               $1,439,664    10/31/00
MFS Technology Fund                                 1/2/1997        1/2/1997             0.75%               $182,985    8/31/00
MFS Tennessee Municipal Bond Fund                   8/24/1984       10/24/1984           0.55%               $423,797    3/31/01
MFS Utilities Fund                                  9/1/1993        8/31/1993            (3)               $9,841,813    10/31/00
MFS Value Fund                                      1/2/1996        1/2/1996             0.60%             $1,392,715    8/31/00
MFS Virginia Municipal Bond Fund                    8/24/1984       10/24/1984           0.55%             $1,187,442    3/31/01
MFS West Virginia Municipal Bond Fund               8/24/1984       10/24/1984           0.55%               $458,391    3/31/01

----------
(1) Unless otherwise noted, the Current Agreement was last approved by the Fund's sole shareholder in connection with the Fund's commencement of operations.
(2) Reduced to 0.75% of the Fund's average daily net assets in excess of $1 billion.
(3) Detailed information about the management fees paid by the Fund is provided in the discussion of the proposal under Item 5 below.
(4) Reduced to 0.65% of the Fund's average daily net assets in excess of $1 billion, 0.60% of average daily net assets in excess of $2.5 billion.
(5) In connection with the reorganization of the Fund, the Current Agreement was approved at a meeting of shareholders.
(6) Reduced to 0.70% of the Fund's average daily net assets in excess of $2.5 billion.
(7) A shareholders' meeting was held to approve a management fee increase from 0.75% to 0.90% per year.
(8) Reduced to 0.55% of the Fund's average daily net assets in excess of $500 million.

    MFS pays the compensation of each Fund's officers and of any Trustee who is an officer of MFS. MFS also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions. Each Fund pays the compensation of its Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS). More detailed information about the expenses paid by the Funds is discussed under "Changes Proposed in the New Agreement" below.

B.  CHANGES PROPOSED IN THE NEW AGREEMENT

    1. Use of a Single Agreement for each Trust

    Changes proposed for all Funds

    As noted above, if the New Agreement is approved by shareholders of a Fund, the trust of which the Fund is a part will enter into one master New Agreement on behalf of all of its Funds whose shareholders approve the New Agreement. This New Agreement will replace the separate Investment Advisory Agreements for those Funds. This means that for most Funds in this proxy statement several Funds will be covered under the same Investment Advisory Agreement. This has required certain formatting and other changes.

    Each Fund covered by a New Agreement will be listed on an Appendix to the Agreement. The Funds covered by a New Agreement may pay different compensation to MFS under the Agreement, and accordingly the management fee by each Fund will also be listed on an Appendix to the Agreement. The New Agreement contains an additional provision to clarify that the Agreement may be approved, renewed, amended or terminated on a Fund-by-Fund basis. This means that the Agreement may be approved, renewed, amended or terminated as to one Fund, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the same trust.

    2. Advice regarding Other Instruments

    Changes proposed for all Funds

    The Current Agreements provide that MFS will continuously furnish an investment program for the Funds and determine from time to time what securities will be purchased, sold or exchanged and what portion of the assets of a Fund will be held uninvested. The New Agreement provides that MFS will determine what securities or other instruments will be purchased, sold or exchanged for a Fund. The change clarifies that MFS may provide advice as to certain investments, such as some derivative contracts, that may not be considered securities. Certain other references to "securities" have been changed to "securities or other instruments" throughout the New Agreement. This change is not intended to change the type of investments in which a Fund may invest. Each Fund's investments are governed by its prospectus and statement of additional information.

    3. Proxy Voting

    Changes proposed for all Funds

    The New Agreement clarifies that MFS will exercise voting rights, rights to consent to corporate actions and any other rights pertaining to a Fund's portfolio securities in accordance with policies and procedures that MFS presents to the Trustees from time to time. The Current Agreement for each Fund provides that MFS shall make recommendations as to the manner in which rights relating to portfolio securities are exercised. This provision in the New Agreement more closely reflects MFS's current practice with respect to the exercise of rights pertaining to a Fund's portfolio securities.

    4. Brokerage Transactions

    Changes proposed for all Funds

    The Current Agreement for some Funds provides that in connection with the selection of brokers and dealers and the placing of orders for the purchase or sale of investments for a Fund's account, MFS is directed to seek for the Fund execution of transactions at the most reasonable price by responsible brokerage firms at reasonably competitive commission rates. The Current Agreement for other Funds provides that in connection with the selection of brokers and dealers and the placing of orders, MFS is directed to seek for the Fund execution of transactions at the best available price, or for other Funds at the most favorable price.


    The New Agreement provides that, in connection with the selection of brokers or dealers and the placing of orders, MFS is directed to seek for a Fund the best overall price and execution available from responsible brokerage firms, taking into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. This provision clarifies that MFS may consider factors other than just price when seeking to obtain best execution for a Fund's transactions. Under the policies of the SEC, MFS considers the full range and quality of a broker's services in placing brokerage orders in order to fulfill its duty to obtain best execution for a Fund's transactions.


    The New Agreement provides that MFS may cause a Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if MFS determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. The value of these brokerage and research services may be viewed in terms of either that Fund's particular transactions or MFS's overall responsibilities with respect to the Fund and MFS's other clients. Most Funds have a similar provision in their Current Agreements.


    The New Agreement also provides that, subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, MFS may consider sales of shares of a Fund or of other MFS funds or accounts as a factor in the selection of brokers and dealers.


    The additional provisions in the New Agreement are not intended to change the current practice of MFS as to its consideration of brokerage and research services and sales of Fund shares in the selection of brokers and dealers.

    5. Expenses

    Changes proposed for all Funds

    The Current Agreements provide that each Fund will pay all of its own expenses. Each Current Agreement contains a list of typical Fund expenses. The lists vary slightly from Fund to Fund. The New Agreement provides a standardized list of examples of expenses. For all Funds, this list of expenses has been amended to include expenses of soliciting proxies; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure and the legal obligation which a Fund may have to indemnify the applicable trust's Trustees and officers with respect thereto.

    The New Agreement provides that if MFS pays or assumes any expenses of the trust or a Fund, MFS is not obligated by the New Agreement to pay or assume the same or similar expenses of the trust or a Fund on any subsequent occasion.

    These amendments are designed to clarify the types of expenses which the Funds may bear.

    6. Certain Recordkeeping Services by MFS

    Changes proposed for:

MFS Cash Reserve Fund                                      MFS Global Asset Allocation Fund
MFS Global Growth Fund                                     MFS Global Total Return Fund
MFS Government Limited Maturity Fund                       MFS Large Cap Growth Fund
MFS Managed Sectors Fund                                   MFS Massachusetts High Income Tax Free Fund
MFS Municipal Income Fund                                  MFS New York High Income Tax Free Fund
MFS State Municipal Bond Funds                             MFS Strategic Income Fund
MFS Utilities Fund

    For the Funds listed above, the New Agreement adds a provision that MFS maintain certain records in a form acceptable to the trust and in compliance with the rules and regulations of the SEC. MFS currently maintains such records, even without the express obligation to do so.

    7. Promises by MFS

    Changes proposed for MFS Government Limited Maturity Fund

    The New Agreement for the Government Limited Maturity Fund adds an express promise by MFS to comply with the provisions of the Fund's current prospectus and statement of additional information relative to MFS and its Directors and officers. MFS currently monitors compliance with the provisions of the Fund's current prospectus and statement of additional information.

    The Current Agreement of the Government Limited Maturity Fund provides that MFS will not deal with itself, or with the Trustees of the Fund or the Fund's principal underwriter as principals in making purchases or sales of securities or other property for the account of the Fund. The New Agreement provides that MFS may enter into such principal transactions as are permitted by applicable law.

    8. Limitation of Liability of MFS

    Changes proposed for all Funds

    The New Agreement provides that MFS is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of any Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the New Agreement. The Current Agreements for the Funds contain similar, but not identical, limitations of liability.

    9. Sub-Advisory Agreements

    Changes proposed for:

MFS Cash Reserve Fund                                      MFS Global Asset Allocation Fund
MFS Global Total Return Fund                               MFS Government Limited Maturity Fund
MFS Large Cap Growth Fund                                  MFS Managed Sectors Fund
MFS Massachusetts High Income Tax Free Fund                MFS Municipal Income Fund
MFS New York High Income Tax Free Fund                     MFS State Municipal Bond Funds
MFS Strategic Income Fund                                  MFS Utilities Fund


    The New Agreement provides that MFS may from time to time enter into investment sub-advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as MFS may determine, provided that such investment sub-advisory agreements have been approved in accordance with the provisions of applicable law. Under applicable law, any new investment sub-advisory agreement generally must be submitted to shareholders for approval, subject to limited exceptions. It is not currently intended that MFS enter into an investment sub-advisory agreement with respect to any Fund, but MFS has in the past engaged investment sub-advisers and may seek to engage sub-advisers in the future. The Funds other than those listed above have this provision in their Current Agreements.


    10. Other Agreements with MFS

    Changes proposed for all Funds

    The New Agreement clarifies that each Fund may enter into such other agreements covering the provision of administrative and other additional services to the Fund as the Trustees may deem appropriate, and that such an agreement will not expand, reduce or otherwise alter the services which MFS is required to provide, or the compensation which MFS is due, under the Agreement. These other agreements may be with MFS, an affiliate of MFS or a third party. Certain Funds currently have a similar provision in their Current Agreements.

    These amendments are not intended to change the services MFS is required to provide, or change the fees paid to MFS.

    11. Other Clients of MFS

    Changes proposed for all Funds

    The Current Agreement for each Fund provides that the services of MFS to the Fund are not exclusive, and that MFS is free to render investment and/or other services to others. The New Agreement adds an express acknowledgment by each Fund that it is possible that certain funds or accounts managed by MFS or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Fund, but that MFS will at all times endeavor to treat all of its clients in a fair and equitable manner.

    Under the New Agreement, each Fund acknowledges that whenever the Fund and one or more other funds or accounts advised by MFS have money available for investment, investments suitable for each will be allocated in a manner believed by MFS to be fair and equitable to each entity. Similarly, opportunities to sell investments will be allocated in a manner believed by MFS to be fair and equitable to each client. In some instances, this may adversely affect the size of the position that may be acquired or disposed of for the Fund.

    12. Other Provisions

    Changes proposed for all Funds

    The New Agreement adds certain other technical, legal provisions, which are standard for investment advisory contracts in the mutual funds industry, including provisions concerning the Funds' ability to use the acronym "MFS" and related trade or service marks in their names.

C.  INFORMATION ABOUT MFS AND ITS AFFILIATES

    MFS is a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is an 81.8%-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which is in turn a wholly owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., One SunLife Executive Park, Wellesley Hills, Massachusetts 02481. Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. is a wholly owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, 14th Floor, Toronto, Canada M5H 1J9, which is in turn a wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. at the same address.

    The Directors of MFS are Arnold D. Scott, John W. Ballen, James C. Baillie, Kevin R. Parke, Thomas J. Cashman, Jr., Joseph W. Dello Russo, William W. Scott, Jr., Donald A. Stewart, C. James Prieur and William W. Stinson. The Executive Officers of MFS are Jeffrey L. Shames, Chairman and Chief Executive Officer; Mr. Ballen, President; Mr. Arnold Scott, Senior Executive Vice President; Mr. Dello Russo, Executive Vice President, Chief Financial Officer and Chief Administrative Officer; Mr. Parke, Executive Vice President and Chief Investment Officer; Mr. Cashman, Executive Vice President; and Mr. William Scott, Jr., Vice Chairman. As noted above, Messrs. Arnold Scott and Shames also serve as Trustees to the Funds.

    The address of each Director and Executive Officer of MFS is 500 Boylston Street, Boston, Massachusetts 02116. Each Director and Executive Officer principally devotes his time to his role at MFS.

    MFS provides investment advisory services to certain other funds in the MFS Family of Funds which may have investment objectives and policies similar to those of a Fund. The table below lists other funds advised by MFS, the net assets of those funds, and the management fee MFS received from those funds during the fiscal years ended on the date noted.


                                                       OTHER FUNDS ADVISED BY MFS


                                                                    MANAGEMENT FEE (AS
                                                                      A PERCENTAGE OF      MANAGEMENT FEE,
                                                NET ASSETS UNDER    AVERAGE DAILY NET    AFTER WAIVERS (IF
                                                MANAGEMENT AS OF     ASSETS) FOR THE    ANY) FOR THE FISCAL
FUND                                            DECEMBER 31, 2000   FISCAL YEAR NOTED        YEAR NOTED         FISCAL YEAR
----                                           -------------------  ------------------  -------------------    ---------------

Massachusetts Investors Growth Stock Fund        $17,318,700,989         0.33%                  N/A                11/30/00
Massachusetts Investors Trust                    $14,137,980,529         0.33%                  N/A                12/31/00
Compass Accounts                                                                                                   12/31/00
  Capital Appreciation Variable Account             $687,539,453         0.71%                  N/A
  Global Governments Variable Account                $12,296,994         0.75%                  N/A
  Government Securities Variable Account            $132,670,614         0.55%                  N/A
  High Yield Variable Account                       $119,383,278         0.75%                  N/A
  Managed Sectors Variable Account                  $173,945,597         0.75%                  N/A
  Money Market Variable Account                      $92,885,545         0.50%                  N/A
  Total Return Variable Account                     $256,474,601         0.75%                  N/A
MFS Bond Fund                                     $1,167,711,930         0.39%(1)               N/A                 4/30/01
MFS Capital Opportunities Fund                    $6,194,064,499         0.75%                    (2)              11/30/00
MFS Charter Income Trust                            $571,530,314         0.70%(3)               N/A                11/30/00
MFS Emerging Growth Fund                         $15,490,159,053         0.70%(4)               0.70%(4)           11/30/00
MFS Emerging Markets Debt Fund                        $1,428,868         0.85%                     0%               7/31/00
MFS Emerging Markets Equity Fund                     $56,206,212         1.25%                  1.05%               5/31/01
MFS Emerging Opportunities Fund                       $1,372,603         0.75%                  N/A                 4/30/01
MFS European Equity Fund                                $644,823         0.75%                  N/A                 7/31/00
MFS Fundamental Growth Fund                                   $0         0.75%                  N/A                 5/31/01
MFS Gemini Large Cap U.S. Fund                                $0         0.75%                  N/A                 5/31/01
MFS Gemini U.K. Fund                                          $0         1.00%                  N/A                 5/31/01
MFS Global Conservative Equity Fund                           $0         1.00%                  N/A                 7/31/00
MFS Global Equity Fund                              $806,812,875         1.00%(5)               N/A                10/31/00
MFS Global Health Sciences Fund                               $0         1.00%                  N/A                 7/31/00
MFS Government Markets Income Trust                 $427,827,576         0.71%(6)               N/A                11/30/00
MFS Government Money Market Fund                     $58,666,694         0.50%(7)               N/A                 8/31/00
MFS Government Mortgage Fund                        $590,418,915         0.45%                  0.40%               7/31/00
MFS Government Securities Fund                      $577,613,423         0.40%(8)               0.35%(9)            2/28/01
MFS Growth Opportunities Fund                     $1,195,530,592         0.42%(10)              N/A                12/31/00
MFS High Income Fund                              $1,244,491,918         0.48%(11)              N/A                 1/31/01
MFS High Quality Bond Fund                            $1,386,382         0.50%                     0%               4/30/01
MFS High Yield Fund                                   $1,087,537         0.60%                     0%               7/31/00
MFS High Yield Opportunities Fund                    $47,066,628         0.65%                  N/A                 1/31/01
MFS Income Fund                                       $1,052,226         0.60%                     0%               7/31/00
MFS Institutional Core Equity Fund                   $19,781,514         0.60%                  0.55%               6/30/01
MFS Institutional Emerging Equities Fund            $687,422,499         0.75%                  N/A                 6/30/01
MFS Institutional High Yield Fund                     $4,156,406         0.50%                  N/A                 6/30/01
MFS Institutional International Equity Fund          $56,735,664         0.75%                  N/A                 6/30/01
MFS Institutional International Research
   Equity Fund                                                $0         0.75%                  N/A                 6/30/01
MFS Institutional Large Cap Growth Fund              $56,005,339         0.75%                  0.50%               6/30/01
MFS Institutional Large Cap Value Fund                        $0         0.60%                  0.55%               6/30/01
MFS Institutional Mid Cap Growth Fund               $142,197,222         0.60%                  N/A                 6/30/01
MFS Institutional Real Estate Investment Fund                 $0         0.70%                  N/A                 6/30/01
MFS Institutional Research Fund                      $56,281,606         0.60%                  0.55%               6/30/01
MFS Intermediate Income Trust                       $929,936,425         0.76%(12)              N/A                10/31/00
MFS Intermediate Investment Grade Bond Fund           $1,107,912         0.50%                     0%               4/30/01
MFS International ADR Fund                                    $0         1.00%                  N/A                 7/31/00
MFS International Core Equity Fund                            $0         1.00%                  N/A                 7/31/00
MFS International Growth Fund                       $116,361,667        0.975%(13)              0.90%               5/31/01
MFS International Investors Trust                    $75,311,132        0.975%(13)              0.90%               5/31/01
MFS International New Discovery Fund                  $8,380,906        0.975%(13)              N/A                 9/30/00
MFS International Strategic Growth Fund               $1,300,780        0.975%(13)                 0%               9/30/00
MFS International Value Fund                            $941,469        0.975%(13)                 0%               9/30/00
MFS Large Cap Value Fund                                $540,190         0.75%                  N/A                 4/30/01
MFS Limited Maturity Fund                           $279,747,875         0.40%                  0.35%               4/30/01
MFS Mid Cap Growth Fund                           $1,686,327,887         0.75%                  N/A                 8/31/00
MFS Money Market Fund                             $1,129,033,639         0.42%(7)               N/A                 8/31/00
MFS Multi Cap Growth Fund                                     $0         0.75%                  N/A                 5/31/01
MFS Multimarket Income Trust                        $574,334,862         0.84%(14)              N/A                10/31/00
MFS Municipal Bond Fund                           $1,324,690,821         0.40%(15)              N/A                 8/31/00
MFS Municipal High Income Fund                    $1,319,639,846         0.63%(16)              0.55%(9)            1/31/01
MFS Municipal Income Trust                          $304,117,846         0.89%(17)              N/A                10/31/00
MFS Municipal Limited Maturity Fund                  $57,906,328         0.40%                  0.30%               4/30/01
MFS New Endeavor Fund                                   $879,731         0.90%                  N/A                 7/31/00
MFS Research Bond Fund                                $1,117,190         0.50%                  0.35%               4/30/01
MFS Research Fund                                 $7,179,402,444         0.43%                  N/A                 9/30/00
MFS Special Value Trust                              $69,006,627         0.97%(18)              N/A                10/31/00
MFS Strategic Growth Fund                         $2,734,732,132         0.75%                  N/A                 8/31/00
MFS Strategic Value Fund                              $1,410,425         0.75%                  N/A                 7/31/00
MFS/Sun Life Series Trust                                                                                          12/31/00
  Bond Series                                        $75,836,411         0.60%                  N/A
  Capital Appreciation Series                     $1,813,462,358         0.75%(19)              N/A
  Capital Opportunities Series                      $688,154,936         0.75%(20)              N/A
  Emerging Growth Series                          $1,421,899,059         0.75%(20)              N/A
  Emerging Markets Equity Series                     $36,334,202         1.25%                  N/A
  Government Securities Series                      $558,630,518         0.55%                  N/A
  Global Asset Allocation Series                    $115,452,605         0.75%(20)              N/A
  Global Governments Series                          $61,459,524         0.75%(20)              N/A
  Global Growth Series                              $412,651,204         0.90%                  N/A
  Global Telecommunications Series                    $1,533,717         1.00%                  N/A
  Global Total Return Series                        $101,727,238         0.75%(20)              N/A
  High Yield Series                                 $334,730,307         0.75%                  0.70%(21)
  International Growth Series                       $117,446,100        0.975%(22)              N/A
  International Investors Trust Series               $82,946,030        0.975%(22)              N/A
  Managed Sectors Series                            $559,558,389         0.75%(20)              N/A
  Massachusetts Investors Growth Stock  Series      $973,237,211         0.75%                  0.70%(21)
  Massachusetts Investors Trust Series            $2,263,797,297         0.55%                  N/A
  Mid Cap Growth Series                              $26,186,926         0.75%                  N/A
  Money Market Series                               $443,892,362         0.50%                  N/A
  New Discovery Series                              $232,707,175         0.90%                  N/A
  Research Growth and Income Series                  $92,934,046         0.75%                  N/A
  Research International Series                      $82,998,340         1.00%                  N/A
  Research Series                                 $1,210,132,528         0.75%(20)              N/A
  Strategic Growth Series                            $86,721,857         0.75%                  N/A
  Strategic Income  Series                           $33,318,906         0.75%                  N/A
  Technology Series                                  $31,621,250         0.75%                  N/A
  Total Return Series                             $1,841,826,639         0.75%(23)              N/A
  Utilities Series                                  $622,151,402         0.75%(20)              N/A
  Value Series                                      $123,754,211         0.75%                  N/A
MFS Total Return Fund                             $6,529,563,533         0.35%(24)              N/A                 9/30/00
MFS Union Standard Equity Fund                       $66,896,250         0.65%                  N/A                 9/30/00
MFS Variable Insurance Trust                                                                                       12/31/00
  Bond Series                                        $26,244,460         0.60%                  N/A
  Capital Opportunities Series                      $147,845,764         0.75%                  N/A
  Emerging Growth Series                          $2,332,702,574         0.75%                  N/A
  Global Equity Series                                $4,988,187         1.00%                  N/A
  Global Governments Series                          $50,704,443         0.75%                  N/A
  High Income Series                                 $62,199,248         0.75%                  N/A
  Investors Growth Stock Series                     $150,634,248         0.75%                  N/A
  Investors Trust Series                            $500,615,879         0.75%                  N/A
  Mid Cap Growth Series                              $11,986,287         0.75%                  N/A
  Money Market Series                                $11,172,169         0.50%                  N/A
  New Discovery Series                              $186,622,374         0.90%                  N/A
  Research Series                                 $1,086,586,828         0.75%                  N/A
  Total Return Series                               $355,097,515         0.75%                  N/A
  Utilities Series                                  $312,213,535         0.75%                  N/A
Vertex Contrarian Fund                               $34,183,440         4.00%(25)              N/A                 9/30/00
Vertex International Fund                                     $0         4.00%(25)              0.00%               9/30/00

----------
(1)  The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.225% of the first $200 million of the
     Fund's average daily net assets and 0.191% of such assets in excess of $200 million. Fees based on gross income:
     2.75% of first $20 million of the Fund's gross income and 2.34% of such income in excess of $20 million.
(2)  Reduced to 0.65% on assets over $1.5 billion, 0.625% on assets over $3.0 billion and 0.60% on assets over $5.0 billion.
(3)  0.32% of the Fund's average daily net assets plus 4.57% of the Fund's gross income.
(4)  0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.70% of the next $4.5 billion of the
     Fund's average daily net assets, 0.65% of the next $8 billion of the Fund's average daily net assets (this breakpoint is a contractual fee waiver) and 0.625% of the Fund's average daily net assets in excess of $15 billion
     (this breakpoint is a contractual fee waiver).
(5)  1.00% of the first $1 billion of the Fund's average daily net assets and 0.85% of the next $1.5 billion. Effective
     November 1, 2000, MFS agreed to reduce its management fee to 0.75% of the amount of the Fund's average daily net assets in excess of $2.5 billion.
(6)  The lesser of (a) 0.32% of the Fund's average daily net assets plus 5.33% of the Fund's gross income, or (b) 0.85%
     of the Fund's average daily net assets.
(7)  0.50% of the first $300 million of the Fund's average daily net assets; 0.45% of the next $400 million of such assets; 0.40% of the next $300 million of such assets; and 0.35% of such assets in excess of $1 billion.
(8)  The lesser of (a) 0.25% of the Fund's average daily net assets plus 3.40% of the Fund's gross income, or (b) 0.40%
     of the Fund's average daily net assets.
(9)  If lower than the contractual fee.
(10) 0.50% of the first $200 million of the Fund's average daily net assets and 0.40% of the Fund's average daily net assets in excess of $200 million.
(11) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.220% of the first $200 million of the
     Fund's average daily net assets and 0.187% of such assets in excess of $200 million. Fee based on gross income:
     3.00% of first $22 million of the Fund's gross income and 2.55% of such income in excess of $22 million.
(12) The lesser of (a) 0.32% of the Fund's average daily net assets plus 5.65% of the Fund's gross income, or (b) 0.85%
     of the Fund's average daily net assets.
(13) 0.975% of the first $500 million of the average daily net assets of the Fund and 0.925% thereafter.
(14) 0.34% of the Fund's average daily net assets plus 5.4% of the Fund's gross income.
(15) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.220% of the first $200 million of the
     Fund's average daily net assets, 0.187% of such assets in excess of $200 million and 0.168% of such assets in excess of $2 billion. Fee based on gross income: 4.12% of first $16 million of the Fund's gross income, 3.51% of such income in excess of $16 million and 3.16% of such income in excess of $160 million.
(16) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.30% of the first $1.3 billion of the
     Fund's average daily net assets and 0.25% of such assets in excess of $1.3 billion. Fee based on gross income:
     4.75% of the Fund's gross income.
(17) 0.40% of the Fund's average daily net assets plus 6.32% of the Fund's gross income.
(18) 0.68% of the Fund's average daily net assets plus 3.4% of the Fund's gross income.
(19) 0.75% of the first $1 billion of the Fund's average daily net assets, 0.675% of the next $500 million and 0.65% in excess of $1.5 billion.
(20) 0.75% of the first $300 million of the Fund's average daily net assets, and 0.675% of the Fund's average daily net assets in excess of $300 million.
(21) 0.70% of the Fund's average daily net assets in excess of $1 billion.
(22) 0.975% of the first $500 million of the Fund's average daily net assets, and 0.925% of the Fund's average daily net assets in excess of $500 million.
(23) 0.75% of the first $300 million of the Fund's average daily net assets, 0.675% of the next $700 million and 0.60%
     in excess of $1 billion.
(24) The Fund pays an annual management fee based upon a percentage of the average daily net assets of the Fund plus a percentage of its gross income. Fee based on average daily net assets: 0.250% of the first $200 million of the
     Fund's average daily net assets and 0.212% of such assets in excess of $200 million. Fee based on gross income:
     3.57% of first $14 million of the Fund's gross income and 3.04% of such income in excess of $14 million.
(25) The Fund pays MFS, at the end of each month, the basic fee of 2.00% (prorated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% (prorated for the month based upon the number of days in the month) of such Fund's average daily net assets (computed over the course of the prior 12 months) for each full percentage point that the
     Fund's performance during the prior 12 months (referred to as the performance period) exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Index (for the Vertex Contrarian Fund) or the Morgan
     Stanley Capital International Europe, Australasia, Far East Index (for the Vertex International Fund). The maximum adjustment (up or down) for the Fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by the Fund during any fiscal year will be 0% and 4%, respectively.

    Each Fund has entered into certain other agreements with MFS or its affiliates, for administrative, shareholder and distribution services. The approval of the New Agreement will not affect the services provided by MFS or its affiliates under these agreements.

    MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion, per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

    MFS Service Center, Inc. (MFSC), a wholly owned subsidiary of MFS, is the shareholder servicing agent to each Fund, pursuant to an Amended and Restated Shareholder Servicing Agreement. The Shareholder Servicing Agent's responsibilities under the Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of a Fund. For these services, MFSC receives a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.1125%. In addition, MFSC is reimbursed by a Fund for certain expenses incurred by MFSC on behalf of the Fund.

    The table below provides the amount paid by each Fund to MFS for administrative services and the amount paid by each Fund to MFSC for shareholder services during each Fund's fiscal year ended on the date noted.

                                                        FISCAL         AMOUNT PAID TO MFS              AMOUNT PAID TO MFSC
FUND                                                     YEAR     FOR ADMINISTRATIVE SERVICES        FOR SHAREHOLDER SERVICES
----                                                    -------   ---------------------------        ------------------------
MFS Alabama Municipal Bond Fund                         3/31/01            $  12,943                       $     87,276
MFS Arkansas Municipal Bond Fund                        3/31/01            $  17,878                       $    120,566
MFS California Municipal Bond Fund                      3/31/01            $  41,300                       $    277,351
MFS Cash Reserve Fund                                   8/31/00            $  91,012                       $    658,602
MFS Core Growth Fund                                    8/31/00            $   2,927                       $     19,692
MFS Florida Municipal Bond Fund                         3/31/01            $  12,497                       $     84,485
MFS Georgia Municipal Bond Fund                         3/31/01            $   9,602                       $     64,716
MFS Global Asset Allocation Fund                        8/31/00            $  31,288                       $    224,968
MFS Global Growth Fund                                 10/31/00            $ 129,818                       $    875,663
MFS Global Telecommunications Fund                      8/31/00            $   5,963                       $     34,582
MFS Global Total Return Fund                           10/31/00            $  51,534                       $    361,617
MFS Government Limited Maturity Fund                   12/31/00            $  37,011                       $    259,693
MFS Japan Equity Fund                                   8/31/00            $     212                       $      1,215
MFS Large Cap Growth Fund                              11/30/00            $ 164,430                       $  1,143,162
MFS Managed Sectors Fund                                8/31/00            $ 102,280                       $    711,213
MFS Maryland Municipal Bond Fund                        3/31/01            $  21,022                       $    141,774
MFS Massachusetts High Income Tax Free Fund             3/31/01            $     889                       $      5,819
MFS Massachusetts Municipal Bond Fund                   3/31/01            $  35,014                       $    236,566
MFS Mississippi Municipal Bond Fund                     3/31/01            $  11,173                       $     75,325
MFS Municipal Income Fund                               3/31/01            $  50,019                       $    336,636
MFS New Discovery Fund                                  8/31/00            $ 159,892                       $  1,068,704
MFS New York High Income Tax Free Fund                  3/31/01            $      80                       $        539
MFS New York Municipal Bond Fund                        3/31/01            $  18,505                       $    124,506
MFS North Carolina Municipal Bond Fund                  3/31/01            $  55,195                       $    372,121
MFS Pennsylvania Municipal Bond Fund                    3/31/01            $   6,826                       $     46,235
MFS Research Growth and Income Fund                     8/31/00            $  27,384                       $    198,383
MFS Research International Fund                         8/31/00            $  15,845                       $     97,809
MFS South Carolina Municipal Bond Fund                  3/31/01            $  22,253                       $    149,737
MFS Strategic Income Fund                              10/31/00            $  41,501                       $    287,955
MFS Technology Fund                                     8/31/00            $   4,678                       $     27,868
MFS Tennessee Municipal Bond Fund                       3/31/01            $  21,188                       $    121,085
MFS Utilities Fund                                     10/31/00            $ 291,703                       $  1,968,361
MFS Value Fund                                          8/31/00            $  33,808                       $    252,195
MFS Virginia Municipal Bond Fund                        3/31/01            $  50,431                       $    339,269
MFS West Virginia Municipal Bond Fund                   3/31/01            $  19,423                       $    130,970

    MFS Fund Distributors, Inc. (MFD), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to an Amended and Restated Distribution Agreement. The Trustees also have adopted a Distribution Plan for Class A, Class B and, if applicable, Class C shares, of each Fund pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides that Class A, Class B and Class C shares of a Fund may pay MFD certain distribution and service fees based on a percentage of the average daily net assets attributable to that class. The table below shows the amount of the Rule 12b-1 fees paid by a Fund that were retained by MFD for distribution services during the fiscal years ended on the dates noted.

                                                               DISTRIBUTION AND SERVICE FEES
                                                                    RETAINED BY MFD
                                                 FISCAL     ------------------------------------
FUND                                              YEAR       CLASS A      CLASS B       CLASS C
----                                             -------    ----------   ----------     --------
MFS Alabama Municipal Bond Fund(1)               3/31/01    $    7,724   $   85,042          N/A
MFS Arkansas Municipal Bond Fund(1)              3/31/01    $    3,762   $   70,123          N/A
MFS California Municipal Bond Fund               3/31/01    $    8,621   $  479,438   $        0
MFS Cash Reserve Fund                            8/31/00           N/A   $3,475,959   $    5,923
MFS Core Growth Fund                             8/31/00    $    6,152   $   18,787   $        6
MFS Florida Municipal Bond Fund(1)               3/31/01    $        0   $  153,867          N/A
MFS Georgia Municipal Bond Fund(1)               3/31/01    $    3,210   $  123,146          N/A
MFS Global Asset Allocation Fund                 8/31/00        21,253   $  926,836   $   39,387
MFS Global Growth Fund                           10/31/00   $  413,019   $3,418,222   $    1,271
MFS Global Telecommunications Fund               8/31/00    $   12,418   $  122,339   $        0
MFS Global Total Return Fund                     10/31/00   $  239,080   $  989,374   $   99,235
MFS Government Limited Maturity Fund             12/31/00   $   26,374   $  440,334   $      341
MFS Japan Equity Fund                            8/31/00    $    1,221   $        0   $        0
MFS Large Cap Growth Fund(1)                     11/30/00   $  163,758   $3,974,543          N/A
MFS Managed Sectors Fund                         8/31/00    $  755,760   $1,574,415   $        0
MFS Maryland Municipal Bond Fund(1)              3/31/01    $  130,775   $  204,073          N/A
MFS Massachusetts High Income Tax Free Fund(1)   3/31/01    $        0   $        0          N/A
MFS Massachusetts Municipal Bond Fund(1)         3/31/01    $  272,130   $  208,412          N/A
MFS Mississippi Municipal Bond Fund(1)           3/31/01    $        0   $   79,124          N/A
MFS Municipal Income Fund                        3/31/01    $   42,653   $  671,260   $      449
MFS New Discovery Fund                           8/31/00    $  581,048   $2,609,863   $      854
MFS New York High Income Tax Free Fund(1)        3/31/01    $        0   $        0          N/A
MFS New York Municipal Bond Fund                 3/31/01    $   11,525   $  162,637   $       13
MFS North Carolina Municipal Bond Fund           3/31/01    $  325,009   $  387,307   $        0
MFS Pennsylvania Municipal Bond Fund(1)          3/31/01    $        0   $  136,942          N/A
MFS Research Growth and Income Fund              8/31/00    $   81,497   $  813,133   $   26,971
MFS Research International Fund                  8/31/00    $   56,405   $  230,782   $        4
MFS South Carolina Municipal Bond Fund(1)        3/31/01    $  125,219   $  235,033          N/A
MFS Strategic Income Fund                        10/31/00   $  122,210   $1,096,390   $   38,346
MFS Technology Fund                              8/31/00    $   11,448   $   60,291   $        0
MFS Tennessee Municipal Bond Fund(1)             3/31/01    $  105,737   $  164,848          N/A
MFS Utilities Fund                               10/31/00   $   61,846   $7,436,978   $    7,398
MFS Value Fund                                   8/31/00    $  109,162   $  674,683   $      288
MFS Virginia Municipal Bond Fund                 3/31/01    $  325,803   $  218,238   $        0
MFS West Virginia Municipal Bond Fund(1)         3/31/01    $  125,292   $  113,414          N/A

----------
(1) The Fund does not currently offer Class C shares.

D.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

    At meetings of the Board of Trustees on April 10, June 12, June 13 and August 8, 2001, the Board considered the standardization and modernization of the advisory agreements of the Funds. The Board reviewed materials comparing the Current and New Agreements and providing information about the potential benefits and costs to shareholders of the adoption of the New Agreement. Among other things, the Board of Trustees considered that the management fees under the Current Agreements will not change under the New Agreement. The Board also considered the potential efficiencies from the proposed standardization and modernization of the Current Agreements' provisions. Based on this review, the Trustees, including the Independent Trustees, approved the terms of the New Agreement and submission of the New Agreement for the consideration of the shareholders of each Fund.

    If the New Agreement is approved, it will continue for an initial two-year term. Thereafter, the New Agreement will continue as to the Fund from year to year if that continuation is approved in accordance with applicable law.

REQUIRED VOTE

    Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.

YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW ADVISORY AGREEMENT WITH MFS WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 5 -- TO APPROVE A NEW MANAGEMENT FEE UNDER THE INVESTMENT ADVISORY
AGREEMENT.

    Changes proposed for:

MFS Government Limited Maturity Fund           MFS Global Total Return Fund
MFS Municipal Income Fund                      MFS Strategic Income Fund
MFS Utilities Fund

A.  COMPARISON OF CURRENT AND NEW MANAGEMENT FEE


    If you are a shareholder of a Fund listed above, at the Meeting you will be asked to approve a new management fee for your Fund. The new fee changes each Fund's management fee to remove the component of the management fee based on the Fund's income. Shareholders are being asked to approve other changes to standardize and modernize the Funds' Investment Advisory Agreements under Item
4. Please refer to Item 4 for further information about these changes to the Funds' Investment Advisory Agreements and for additional information about MFS. If shareholders do not approve the Agreement proposed in Item 4, but approve the fee change under this Item, the fee changes will be made to the existing Investment Advisory Agreement of the Funds. The proposed changes to the management fee of the Funds are discussed in detail below.


    The current management fee for each of these Funds is calculated based on two components. The first component, called the "asset-based component" is expressed as a percentage of a Fund's average daily net assets. The second component, called the "income-based component" is expressed as a percentage of the Fund's gross income. Under the proposed management fee structure, there would be an increase in the asset-based component of the management fee, but the income-based component of the management fee would be eliminated. As discussed below, the changes have been designed so that each Fund's new fee is equal to or lower than that Fund's average effective management fee rate over the past five years. For each Fund, the table below shows the Fund's current management fee rate and the proposed management fee rate.

                                                       CURRENT CONTRACTUAL FEE = ASSET-BASED COMPONENT +           PROPOSED
                                                                    INCOME-BASED COMPONENT                     CONTRACTUAL FEE
                                                      ------------------------------------------------     ------------------------
                                                              BASED ON                   BASED ON                  BASED ON
FUND                                                  AVERAGE DAILY NET ASSETS         GROSS INCOME        AVERAGE DAILY NET ASSETS
----                                                  ------------------------         ------------        ------------------------
MFS Government Limited Maturity Fund                           0.380%                     5.36%                     0.40%
MFS Global Total Return Fund                                   0.650%                     5.00%                     0.84%
MFS Municipal Income Fund                                      0.300%                     6.43%                     0.55%
MFS Strategic Income Fund                                      0.500%                     7.14%                     0.65%
MFS Utilities Fund                                             0.375%                     6.25%                     0.60%

    Whether the new management fee results in higher or lower fees than the current fee depends on a Fund's gross income in the future. MFS expects that in some years the new management fee will be higher and some years lower than it would have been under the current formula. The following table shows the effective management fee rate for the past five fiscal years of each Fund, as a percentage of the applicable Fund's assets under management, and compares the average five-year effective management fee rate under the current fee structure to the highest management fee rate applicable under the new fee structure. In each case, the highest management fee rate under the new fee structure is equal to or lower than the average five-year effective management fee rate under the current fee structure, before waivers. In addition, for each Fund, the Fund's annual operating expenses during its last fiscal year are the same or higher than the pro forma expenses of the Fund assuming the new management fee is approved by shareholders. However, the fee under the new structure could be higher or lower than under the current structure in future periods.

                                                                                                                     HIGHEST
                                                AVERAGE EFFECTIVE CURRENT MANAGEMENT FEE RATES                      MANAGEMENT
                                         ------------------------------------------------------------    FIVE        FEE RATE
                                             FY        FY        FY        FY        FY        FY        YEAR         UNDER
FUND                                        2001      2000      1999      1998      1997      1996      AVERAGE    NEW STRUCTURE
----                                        ----      ----      ----      ----      ----      ----      -------    -------------
MFS Government Limited Maturity Fund        N/A      0.40%     0.40%     0.40%     0.40%     0.40%       0.40%         0.40%
MFS Global Total Return Fund                N/A      0.85%     0.81%     0.83%     0.85%     0.87%       0.84%         0.84%
MFS Municipal Income Fund
  -- before waivers                        0.71%     0.72%     0.71%     0.73%     0.75%      N/A        0.72%         0.55%
  -- after waivers                         0.40%     0.40%     0.58%     0.73%     0.75%                 0.57%         0.40%*
MFS Strategic Income Fund
  -- before waivers                         N/A      1.16%     1.16%     1.15%     1.14%     1.12%       1.15%         0.65%
  -- after waivers                                   0.50%     0.50%     0.47%     0.40%     0.68%       0.51%         0.50%*
MFS Utilities Fund
  -- before waivers                         N/A      0.68%     0.56%     0.60%     0.65%     0.71%       0.64%         0.60%
  -- after waivers                                   0.50%     0.50%     0.50%     0.46%     0.37%       0.47%         0.50%*
------------
*MFS has voluntarily agreed to limit the management fees for the Municipal Income Fund, Strategic Income Fund and Utilities Fund
 to this rate noted above during the first fiscal year following shareholder approval.

    The following table compares each Fund's management fee as calculated under the current fee structure for the Fund's fiscal year noted below to the management fee the Fund would have incurred under the new fee structure, giving effect to any applicable waivers, and shows the difference between the two as a percentage of the current management fee.

                                                                                 CURRENT               NEW
                                                               FISCAL           MANAGEMENT          MANAGEMENT        PERCENTAGE
FUND                                                            YEAR               FEE                 FEE            DIFFERENCE
----                                                          --------          ----------          ----------        ----------
MFS Government Limited Maturity Fund                          12/31/00          $1,038,776          $1,038,776            0%
MFS Global Total Return Fund                                  10/31/00          $3,098,763          $3,063,420          (1.14)%
MFS Municipal Income Fund                                      3/31/01          $1,346,542          $1,346,542            0%
MFS Strategic Income Fund                                     10/31/00          $1,439,664          $1,439,664            0%
MFS Utilities Fund                                            10/31/00          $9,841,813          $9,841,813            0%


    The current management fee rate for each Fund is sensitive to changes in the Fund's income from year-to-year because the income-based component changes based on changes in dividends, interest rates and other unpredictable factors. Therefore the total amount of management fees paid by a Fund as a percentage of its net assets may change from year-to-year. Under the new fee, the management fee paid by the Fund would depend only upon the Fund's average daily net assets, and therefore the total amount of management fees paid by a Fund as a percentage of its net assets would not change from year-to-year. The Trustees of your Fund believe that such a fee structure better aligns MFS's interests and fees with the interests of shareholders. Under the current fee structure, MFS might receive a higher management fee because of increases in gross income, even though a Fund's net assets, and therefore the value of the Fund's shares, had declined. Under the new fee structure, MFS will receive a higher management fee only if the Fund's net assets increase. Asset-based management fees are standard in the industry and will provide greater predictability to Fund shareholders in determining the Fund's management fee as a percentage of net assets, and Fund shareholders will be better able to compare the fee structure of a Fund with other mutual funds.


    Appendix E sets forth in detail the applicable compensation provision to be included in each Fund's New Agreement. If shareholders approve the new Investment Advisory Agreements under Item 4 above and they also approve the new management fee under this Item 5, these compensation provisions will be incorporated into the Appendix in the applicable trust's Investment Advisory Agreement. If shareholders do not approve the new Investment Advisory Agreement but they do approve the compensation provision in Appendix E, this provision will replace Article 3 in its entirety for the current Investment Advisory Agreement for each Fund, and no other changes will be made to the current Investment Advisory Agreement.

B.  ACTIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES


    The Board of Trustees meets several times each year (see "Fund Information" beginning on page 31 for the number of meetings held for each Fund during the fiscal year noted therein). The Board, including the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the applicable trust or MFS (referred to as Independent Trustees), believes that matters bearing on the management services provided by MFS are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees.


    The Board considered and approved the modification to the management fee of the Funds, during a 5 month period from February 28, 2001 through August 8, 2001. The Board received materials relating to the new management fee in advance of meetings at which the new fee was considered, and had the opportunity to ask questions and request further information in connection with such consideration.

    In connection with their meetings, the Trustees received materials specifically relating to the new management fee. These materials included (i) information about the effect of the new management fee on each Fund's expense ratio, (ii) information on the investment performance of the Funds and a peer group of funds, (iii) sales and redemption data in respect of the Funds, and
(iv) the economic outlook and the general investment outlook in the markets in which the Funds invest. The materials also included rationales for the change, including statements that the fee changes were not intended to result in fee increases to MFS. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (i) MFS's results and financial condition, (ii) arrangements in respect of the distribution of Fund shares, (iii) the allocation of the Funds' brokerage, if any, and (iv) the nature, cost and character of non-investment management services provided by MFS and its affiliates.

    In considering the new management fees, the Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the new fees include the following:


    Benefits to Shareholders. The Trustees considered that the change to the management fee was not intended to give MFS an increased fee, but to tie the fee more closely to growth in assets and investment performance. The Trustees also considered that a pure asset based fee would be more in line with industry standards and easier for investors to understand and compare against advisory fees charged by other mutual funds.


    Investment Performance. The Trustees reviewed the Funds' investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices.

    Adviser Personnel and Methods. The Trustees considered the size, education and experience of MFS's staff, its use of technology and MFS's approach to recruiting, training and retaining portfolio managers and other research and management personnel.

    Nature and Quality of Other Services. The Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by MFS and its affiliated companies.

    Expenses. The Trustees considered each Fund's expense ratio and the expense ratios of a peer group of funds, including information about the effect of the change in the management fee structure on the overall expense ratio of each Fund. They also considered the amount and nature of fees borne by shareholders.

    Profitability. The Trustees considered the level of MFS's profits in respect of the management of the Funds. This consideration included a review of MFS's methodology in allocating its costs to the management of the Funds. Deloitte & Touche LLP, at the request of the Trustees, prepared an analysis of the cost allocation methodology employed by MFS and concluded that this methodology has a reasonable basis and is appropriate in light of all of the circumstances. The Trustees found this conclusion to be reasonable. They considered the profits realized by MFS in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Trustees also considered MFS's profit margins in comparison with available industry data.

    Economies of Scale. The Trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale.

    Other Benefits to MFS. The Trustees also considered the character and amount of fees paid by the Funds for services provided by MFS and its affiliates, including fees for administrative, shareholder and distribution services.

    Conclusion. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded that the proposed modification to the management fee structure to eliminate the income-based component is fair and reasonable and in the best interest of the shareholders of each Fund.

    If a Fund's new management fee is approved, it will continue for an initial two-year term and thereafter shall continue on an annual basis if specifically approved in accordance with applicable law.

REQUIRED VOTE

    Approval of this Item with respect to a Fund will require the affirmative vote of the holders of a "majority of the outstanding voting securities" of that Fund.

YOUR TRUSTEES HAVE CONCLUDED THAT THE NEW MANAGEMENT FEE WILL BENEFIT YOUR FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING FOR THE PROPOSAL.

ITEM 6 -- TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

    At the Meeting, you will be asked to ratify the selection of accountants for your Fund. It is intended that proxies not limited to the contrary will be voted in favor of ratifying that selection. No change to any Fund's accountants is being proposed.


    The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Deloitte & Touche LLP (referred to as Deloitte & Touche) as independent public accountants for the Funds listed in the table below for their next fiscal year. The following table sets forth the aggregate fees paid to Deloitte & Touche, for each Fund's fiscal year ended on the date noted, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Deloitte & Touche; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (this amount includes fees ranging between $1,864,000 and $2,794,340 for information technology consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of each Fund considered whether the provision of information technology services and of non-audit services by Deloitte & Touche is compatible with the maintenance of that firm's independence.

                                                                                                 FINANCIAL         ALL OTHER FEES
                                                                                                INFORMATION       (OTHER THAN FEES
                                                                                              SYSTEMS DESIGN &       LISTED IN
                                                                                               IMPLEMENTATION    ADJOINING COLUMNS)
                                                                                              FEES PAID BY THE   PAID BY THE FUND,
                                                                          AGGREGATE AUDIT    FUND, MFS AND MFS      MFS AND MFS
                                                     AUDIT FEES PAID BY   FEES PAID BY ALL    RELATED ENTITIES    RELATED ENTITIES
                                                      THE FUND FOR ITS    FUNDS IN THE MFS      THAT PROVIDE        THAT PROVIDE
                                           FISCAL    MOST RECENT FISCAL  COMPLEX AUDITED BY   SERVICES TO THE     SERVICES TO THE
FUND NAME                                 YEAR END          YEAR         DELOITTE & TOUCHE          FUND                FUND
----------                                --------   ------------------  ------------------  ------------------  ------------------

MFS Cash Reserve Fund                     08/31/00        $18,600            $2,638,700           $289,000           $4,261,040
MFS Managed Sectors Fund                  08/31/00        $28,575            $2,638,700           $289,000           $4,263,065
MFS Global Growth Fund                    10/31/00        $35,200            $2,637,800           $289,000           $4,464,569
MFS Large Cap Growth Fund                 11/30/00        $28,575            $2,583,050           $289,000           $4,449,742
MFS Alabama Municipal Bond Fund           03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Arkansas Municipal Bond Fund          03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS California Municipal Bond Fund        03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Florida Municipal Bond Fund           03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Georgia Municipal Bond Fund           03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Maryland Municipal Bond Fund          03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Massachusetts High Income
  Tax Free Fund                           03/31/01        $ 9,780            $2,742,760           $289,000           $3,483,626
MFS Massachusetts Municipal Bond Fund     03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Mississippi Municipal Bond Fund       03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Municipal Income Fund                 03/31/01        $29,300            $2,742,760           $289,000           $3,483,626
MFS New York High Income Tax Free Fund    03/31/01        $ 9,780            $2,742,760           $289,000           $3,483,626
MFS New York Municipal Bond Fund          03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS North Carolina Municipal Bond Fund    03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Pennsylvania Municipal Bond Fund      03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS South Carolina Municipal Bond Fund    03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Tennessee Municipal Bond Fund         03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS Virginia Municipal Bond Fund          03/31/01        $27,000            $2,742,760           $289,000           $3,483,426
MFS West Virginia Municipal Bond Fund     03/31/01        $27,000            $2,742,760           $289,000           $3,483,426

    The Trustees, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Funds, have selected Ernst & Young LLP (referred to as Ernst & Young) as independent public accountants for the Funds listed in the table below for their next fiscal year. The following table sets forth the aggregate fees paid to Ernst & Young, for each Fund's fiscal year ended on the date noted, for professional services rendered for: (i) the audit of the Fund's financial statements for that fiscal year; (ii) the audits of the annual financial statements for all funds in the MFS complex audited by Ernst & Young; (iii) financial information systems design and implementation services to the Fund, MFS and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (including MFS Service Center, Inc. and MFS Distributors, Inc.); and (iv) all other services (other than the foregoing services) to the Fund, MFS, and any entity controlling, controlled by or under common control with MFS that provides services to the Fund (approximately 80% of the amount listed represents fees for tax consulting services rendered to MFS and MFS related entities that provide services to the Fund). The Audit Committee of each Fund considered whether the provision of information technology services and of non-audit services by Ernst & Young is compatible with the maintenance of that firm's independence.


                                                                                                 FINANCIAL         ALL OTHER FEES
                                                                                                INFORMATION       (OTHER THAN FEES
                                                                                              SYSTEMS DESIGN &       LISTED IN
                                                                                               IMPLEMENTATION    ADJOINING COLUMNS)
                                                                                              FEES PAID BY THE   PAID BY THE FUND,
                                                                          AGGREGATE AUDIT    FUND, MFS AND MFS      MFS AND MFS
                                                     AUDIT FEES PAID BY   FEES PAID BY ALL    RELATED ENTITIES    RELATED ENTITIES
                                                      THE FUND FOR ITS    FUNDS IN THE MFS      THAT PROVIDE        THAT PROVIDE
                                           FISCAL    MOST RECENT FISCAL  COMPLEX AUDITED BY   SERVICES TO THE     SERVICES TO THE
FUND NAME                                 YEAR END          YEAR           ERNST & YOUNG            FUND                FUND
---------                                 --------   ------------------  ------------------  ------------------  ------------------
MFS Core Growth Fund                      08/31/00        $25,600             $786,000               $0               $106,800
MFS Global Asset Allocation Fund          08/31/00        $29,600             $786,000               $0               $108,800
MFS Global Telecommunications Fund        08/31/00        $17,000             $786,000               $0               $104,800
MFS Japan Equity Fund                     08/31/00        $ 6,000             $786,000               $0               $103,400
MFS New Discovery Fund                    08/31/00        $25,600             $786,000               $0               $106,800
MFS Research Growth and Income Fund       08/31/00        $26,600             $786,000               $0               $105,800
MFS Research International Fund           08/31/00        $26,600             $786,000               $0               $106,800
MFS Technology Fund                       08/31/00        $20,600             $786,000               $0               $105,800
MFS Value Fund                            08/31/00        $25,600             $786,000               $0               $106,800
MFS Global Total Return Fund              10/31/00        $31,600             $728,500               $0               $108,800
MFS Strategic Income Fund                 10/31/00        $30,600             $728,500               $0               $108,800
MFS Utilities Fund                        10/31/00        $25,600             $728,500               $0               $106,800
MFS Government Limited Maturity Fund      12/31/00        $21,600             $720,300               $0               $185,800


    Neither Deloitte & Touche nor Ernst & Young has any direct or material indirect interest in any Fund to which they provide services. Representatives of Deloitte & Touche and Ernst & Young are not expected to be present at the Meeting.


REQUIRED VOTE

    Approval of this proposal with respect to a Fund will require the affirmative vote of a majority of the shares of that Fund voted at the Meeting in person or by proxy.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS.

FUND INFORMATION

    This section provides certain information about each Fund, including information about executive officers, the number of Board and Committee meetings, Trustee compensation and the identity of any shareholders holding 5% of the outstanding shares of any class of the Fund.

TRUSTS, THEIR CORRESPONDING FUNDS, AND SHARES OUTSTANDING


    Set forth in bold below is the name of each trust, and beneath each trust, if applicable, is a list of that trust's corresponding Funds. Opposite a trust, or Fund's name, as applicable is the number of shares of that Fund outstanding on August 14, 2001.

                                                                 NUMBER OF SHARES OUTSTANDING
                                              ---------------------------------------------------------------------
TRUSTS AND CORRESPONDING FUNDS                    CLASS A          CLASS B            CLASS C          CLASS I
------------------------------                    -------          -------            -------          -------
MFS GOVERNMENT LIMITED MATURITY FUND           24,475,935.989     9,988,924.460     3,948,709.088            14.050

MFS SERIES TRUST I*
MFS Cash Reserve Fund                         129,537,287.989   489,429,488.407   118,513,756.259               N/A
MFS Core Growth Fund                            6,156,796.808     3,882,503.247     2,641,025.007       434,878.337
MFS Global Asset
Allocation Fund                                 4,358,492.292     5,630,543.159     1,229,644.526             7.102
MFS Global Telecommunications Fund              9,891,765.972    13,057,856.539     4,847,107.856            20.661
MFS Japan Equity Fund                             507,285.960               N/A               N/A               N/A
MFS Managed Sectors Fund                       32,323,862.931    10,349,521.666       177,968.313       317,160.890
MFS New Discovery Fund                         63,836,963.095    22,269,633.371     8,642,471.196     3,150,067.929
MFS Research Growth and Income Fund             4,180,861.852     6,199,794.191     1,503,370.887        31,826.514
MFS Research International Fund                17,525,920.223     6,776,044.533     3,968,262.221       815,401.656
MFS Technology Fund                             6,275,057.957     4,262,346.703     1,695,716.719       498,442.419
MFS Value Fund                                 48,522,665.497    34,206,365.761    18,127,973.755     2,362,218.492

MFS SERIES TRUST II*
MFS Large Cap Growth Fund                      44,454,939.190    21,022,110.982               N/A            11.306

MFS SERIES TRUST VI*
MFS Global Total Return Fund                   16,959,230.831     9,068,439.027     3,389,474.040       120,838.278
MFS Utilities Fund                             86,406,420.806   118,753,566.862    40,130,860.169       297,667.196

MFS SERIES TRUST VIII
MFS Global Growth Fund                         18,778,533.906    19,770,250.879     3,292,403.747       406,654.008
MFS Strategic Income Fund                      28,127,609.396    26,063,867.076     6,414,997.698     1,534,155.144

MFS MUNICIPAL SERIES TRUST
MFS Alabama Municipal Bond Fund                 7,571,144.154     1,250,426.582               N/A               N/A
MFS Arkansas Municipal Bond Fund               11,270,156.580     1,026,902.833               N/A               N/A
MFS California Municipal Bond Fund             51,566,640.146    13,967,978.248     5,617,927.269               N/A
MFS Florida Municipal Bond Fund                 6,659,736.577     2,322,461.031               N/A               N/A
MFS Georgia Municipal Bond Fund                 4,673,329.970     1,639,434.810               N/A               N/A
MFS Maryland Municipal Bond Fund               11,358,243.137     2,695,264.920               N/A               N/A
MFS Massachusetts High Income Tax Free Fund       831,011.205               N/A               N/A               N/A
MFS Massachusetts Municipal Bond Fund          19,541,377.772     2,972,166.180               N/A               N/A
MFS Mississippi Municipal Bond Fund             7,192,584.679     1,212,730.277               N/A               N/A
MFS Municipal Income Fund                      31,668,550.196     8,335,445.668     3,899,952.379               N/A
MFS New York High Income Tax Free Fund             55,347.514               N/A               N/A               N/A
MFS New York Municipal Bond Fund               11,509,464.809     2,538,739.515       837,212.454               N/A
MFS North Carolina Municipal Bond Fund         25,735,611.198     5,315,886.217     1,774,633.402               N/A
MFS Pennsylvania Municipal Bond Fund            4,021,206.192     2,373,735.332               N/A               N/A
MFS South Carolina Municipal Bond Fund          9,866,219.382     2,878,288.343               N/A               N/A
MFS Tennessee Municipal Bond Fund               9,336,776.224     2,489,864.877               N/A               N/A
MFS Virginia Municipal Bond Fund               26,801,001.326     2,740,507.137       763,521.936               N/A
MFS West Virginia Municipal Bond Fund          10,331,612.649     1,472,475.296               N/A               N/A
----------

* This trust has one other active series. Shareholders of that other series also are being asked to vote on matters covered by this proxy statement.

EXECUTIVE OFFICERS

    The following table provides information about the executive officers of each Fund. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office. The length of time each officer has served in the capacity noted varies by Fund.

JEFFREY L. SHAMES* (born 6/2/55) Trustee, Chairman and President
Massachusetts Financial Services Company, Chairman and Chief Executive
Officer.

JAMES R. BORDEWICK, JR.* (born 3/6/59) Assistant Secretary and Assistant Clerk Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

MARK E. BRADLEY* (born 11/23/59) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since March 1997); Putnam Investments, Vice President (prior to March 1997).

STEPHEN E. CAVAN* (born 11/6/53) Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

ROBERT R. FLAHERTY* (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (since 1996).

LAURA F. HEALY* (born 3/20/64) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since December
1996); State Street Bank and Trust Company, Assistant Vice President (prior to December 1996).

ELLEN MOYNIHAN* (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Vice President (since September
1996).

JAMES O. YOST* (born 6/12/60) Treasurer
Massachusetts Financial Services Company, Senior Vice President.

----------
*" Interested person" (as defined in the 1940 Act) of MFS, the address of which is 500 Boylston Street, Boston, Massachusetts.

BOARD AND COMMITTEE MEETINGS

    The following chart shows the number of Board and Audit Committee meetings held with respect to each Fund during the Fund's fiscal year ended on the date noted:

                                                                       NUMBER OF
                                                            NUMBER      AUDIT
                                                           BOARD OF   COMMITTEE
FUND                                          FISCAL YEAR  MEETINGS    MEETINGS
----                                          -----------  ----------  --------
MFS Government Limited Maturity Fund           12/31/00        6           4
-------------------------------------------------------------------------------
MFS Cash Reserve Fund                           8/31/00        6           4
MFS Core Growth Fund
MFS Global Asset Allocation Fund
MFS Global Telecommunications Fund
MFS Japan Equity Fund
MFS Managed Sectors Fund
MFS New Discovery Fund
MFS Research Growth and Income Fund
MFS Research International Fund
MFS Technology Fund
MFS Value Fund
-------------------------------------------------------------------------------
MFS Large Cap Growth Fund                      11/30/00        6           3
-------------------------------------------------------------------------------
MFS Global Total Return Fund                   10/31/00        6           4
MFS Global Growth Fund
MFS Utilities Fund
MFS Strategic Income Fund
-------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                 3/31/01        6           3
MFS Arkansas Municipal Bond Fund
MFS California Municipal Bond Fund
MFS Florida Municipal Bond Fund
MFS Georgia Municipal Bond Fund
MFS Maryland Municipal Bond Fund
MFS Massachusetts High Income Tax Free Fund
MFS Massachusetts Municipal Bond Fund
MFS Mississippi Municipal Bond Fund
MFS Municipal Income Fund
MFS New York High Income Tax Free Fund
MFS New York Municipal Bond Fund
MFS North Carolina Municipal Bond Fund
MFS Pennsylvania Municipal Bond Fund
MFS South Carolina Municipal Bond Fund
MFS Tennessee Municipal Bond Fund
MFS Virginia Municipal Bond Fund
MFS West Virginia Municipal Bond Fund
-------------------------------------------------------------------------------

    Each Fund's Nominating Committee met once on June 13, 2001.

TRUSTEE COMPENSATION TABLE

    The table below shows the cash compensation paid to the current Trustees (other than Messrs. Cohan and Robb, who will be retiring) and the retirement benefits accrued as part of Fund expenses to those Trustees for the fiscal year of each Fund ended on the date noted. As interested persons of MFS, Messrs. Shames and Scott do not receive any compensation or retirement plan benefits from the Funds for their services as Trustees.


FUND                                                  FISCAL YEAR     DR. COHN  MR. GIBBONS  MS. O'NEILL MR. SHERRATT    MR. SMITH
----                                                  -----------     --------  -----------  ------------------------    ---------

MFS Government Limited Maturity Fund                     12/31/00
  Aggregate Cash Compensation                                           $3,572       $3,500       $3,275       $3,989       $4,214
  Retirement Benefits Accrued                                           $1,267       $1,787       $1,430       $1,659       $1,806
----------------------------------------------------------------------------------------------------------------------------------

MFS Cash Reserve Fund                                     8/31/00
  Aggregate Cash Compensation                                           $3,593       $3,500       $3,275       $4,043       $4,043
  Retirement Benefits Accrued                                           $1,289       $1,787       $1,430       $1,665       $1,813
MFS Core Growth Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Global Asset Allocation Fund
  Aggregate Cash Compensation                                           $3,533       $3,500       $3,275       $3,983       $3,982
  Retirement Benefits Accrued                                           $1,093       $1,072       $1,072       $1,426       $1,358
MFS Global Telecommunications Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Japan Equity Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Managed Sectors Fund
  Aggregate Cash Compensation                                           $3,602       $3,500       $3,275       $4,052       $4,052
  Retirement Benefits Accrued                                           $1,297       $1,787       $1,430       $1,670       $1,818
MFS New Discovery Fund
  Aggregate Cash Compensation                                           $3,618       $3,500       $3,275       $4,068       $4,068
  Retirement Benefits Accrued                                             $271         $262         $262         $322         $307
MFS Research Growth and Income Fund
  Aggregate Cash Compensation                                           $3,529       $3,500       $3,275       $3,979       $3,979
  Retirement Benefits Accrued                                             $693         $674         $674         $830         $774
MFS Research International Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Technology Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Value Fund
  Aggregate Cash Compensation                                           $3,529       $3,500       $3,275       $3,979       $3,979
  Retirement Benefits Accrued                                             $465         $459         $437         $530         $552
----------------------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund                                11/30/00
  Aggregate Cash Compensation                                           $3,746       $3,500       $3,275       $4,100       $4,325
  Retirement Benefits Accrued                                           $1,371       $1,825       $1,460       $1,710       $1,864
----------------------------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund                                   10/31/00
  Aggregate Cash Compensation                                           $3,712       $3,500       $3,275       $4,065       $4,290
  Retirement Benefits Accrued                                           $1,316       $1,251       $1,251       $1,676       $1,598
MFS Global Total Return Fund
  Aggregate Cash Compensation                                           $3,576       $3,500       $3,275       $4,003       $4,661
  Retirement Benefits Accrued                                           $1,823       $1,251       $1,251       $2,374       $1,583
MFS Strategic Income Fund
  Aggregate Cash Compensation                                           $3,555       $3,500       $3,275       $3,989       $4,647
  Retirement Benefits Accrued                                           $1,266       $1,787       $1,430       $1,659       $1,806
MFS Utilities Fund
  Aggregate Cash Compensation                                           $3,808       $3,500       $3,275       $4,168       $4,826
  Retirement Benefits Accrued                                           $1,697       $1,251       $1,251       $2,147       $1,591
----------------------------------------------------------------------------------------------------------------------------------
MFS Alabama Municipal Bond Fund                           3/31/01
  Aggregate Cash Compensation                                           $1,520       $1,500       $1,433       $1,645       $1,711
  Retirement Benefits Accrued                                             $541         $750         $591         $593         $660
MFS Arkansas Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,544       $1,500       $1,500       $1,570       $1,637
  Retirement Benefits Accrued                                             $550         $675         $591         $597         $664
MFS California Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,600       $1,500       $1,500       $1,574       $1,641
  Retirement Benefits Accrued                                             $577         $750         $591         $606         $675
MFS Florida Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,535       $1,050       $1,500       $1,569       $1,636
  Retirement Benefits Accrued                                             $543         $675         $591         $594         $661
MFS Georgia Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,524       $1,500       $1,500       $1,569       $1,635
  Retirement Benefits Accrued                                             $538         $750         $591         $592         $659
MFS Maryland Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,553       $1,500       $1,500       $1,571       $1,637
  Retirement Benefits Accrued                                             $553         $750         $591         $598         $665
MFS Massachusetts High Income Tax Free Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS Massachusetts Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,588       $1,500       $1,500       $1,573       $1,640
  Retirement Benefits Accrued                                             $573         $750         $591         $605         $674
MFS Mississippi Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,529       $1,500       $1,500       $1,569       $1,636
  Retirement Benefits Accrued                                             $540         $600         $591         $593         $660
MFS Municipal Income Fund
  Aggregate Cash Compensation                                           $3,627       $3,500       $3,500       $3,735       $3,960
  Retirement Benefits Accrued                                           $1,295       $1,750       $1,370       $1,461       $1,610
MFS New York High Income Tax Free Fund
  Aggregate Cash Compensation                                               $0           $0           $0           $0           $0
  Retirement Benefits Accrued                                               $0           $0           $0           $0           $0
MFS New York Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,547       $1,500       $1,500       $1,570       $1,637
  Retirement Benefits Accrued                                             $551         $750         $591         $597         $665
MFS North Carolina Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,639       $1,500       $1,500       $1,577       $1,644
  Retirement Benefits Accrued                                             $604         $750         $591         $617         $687
MFS Pennsylvania Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,516       $1,500       $1,500       $1,568       $1,635
  Retirement Benefits Accrued                                             $533         $600         $591         $590         $657
MFS South Carolina Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,557       $1,500       $1,500       $1,571       $1,638
  Retirement Benefits Accrued                                             $558         $750         $591         $599         $667
MFS Tennessee Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,545       $1,500       $1,500       $1,570       $1,637
  Retirement Benefits Accrued                                             $549         $750         $591         $596         $663
MFS Virginia Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,628       $1,500       $1,500       $1,577       $1,643
  Retirement Benefits Accrued                                             $599         $750         $591         $615         $685
MFS West Virginia Municipal Bond Fund
  Aggregate Cash Compensation                                           $1,549       $1,500       $1,500       $1,571       $1,637
  Retirement Benefits Accrued                                             $552         $750         $591         $597         $665
----------------------------------------------------------------------------------------------------------------------------------
TOTAL CASH COMPENSATION FROM FUNDS AND FUND COMPLEX(1)                $143,874     $135,084     $128,034     $153,526     $160,351
----------
(1) All Trustees receiving compensation from the trusts served as Trustee of 42 funds within the MFS Family of Funds having aggregate net assets at December 31, 2000 of approximately $33.9 billion.


    The Funds currently have a retirement plan for non-interested Trustees and Trustees who are not officers of the trust. Under this plan, Trustees must retire upon reaching a specified age and thereafter are entitled to annual payments during their lifetime of up to 50% of their average annual compensation (based on the three years prior to retirement) depending on length of service. Trustees must have served as Trustees for at least five years to be entitled to these payments. A Trustee may retire prior to the specified retirement age and receive reduced payments if he or she has completed at least 5 years of service. Under the plan, a Trustee (or his or her beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. Each Fund will accrue its allocable portion of compensation expenses under the retirement plan each year to cover the current year's service and amortize past service cost.


    The Trustees will terminate each Fund's retirement plan effective December 31, 2001 with respect to those Trustees listed in the table above, subject to shareholder approval of Item 1 relating to the consolidation of the Board of Trustees. The Trustees are considering whether adjustments should be made to the fees they receive from the Funds in consideration for the loss of future benefit accruals under the retirement plans. Upon termination of the plans, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination would be calculated. For certain Funds, the Trustees would receive a lump sum payment of this amount. For other Funds, the Trustees would defer receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits would be periodically adjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation would be paid to the Trustees upon retirement or thereafter.


    The Trustees of certain other MFS funds are also compensated under a deferred compensation plan for disinterested Trustees that enables these Trustees to elect to defer all or a portion of the annual fees they are entitled to receive from these MFS funds until a payment date elected by the Trustee (or the Trustee's termination of services). Under the plan, the compensation deferred by Trustees is periodically adjusted as though an equivalent amount had been invested in shares of one or more funds in the MFS Family of Funds designated by the Trustee. The amount paid to the Trustee on the payment date will be determined based on the performance of the selected funds. To the extent permitted by the 1940 Act, certain MFS funds may invest in shares of these other selected MFS funds in order to match the deferred compensation obligation. Deferral of fees in accordance with the plan will not materially affect an MFS fund's assets, liabilities or net income per share. The plan does not obligate an MFS fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and the MFS funds' obligation to pay the Trustees' deferred compensation is a general unsecured obligation.


INTERESTS OF CERTAIN PERSONS


    As of August 14, 2001, the following Trustees, Trustee nominees and officers owned the number of shares of the classes of the Funds noted in the table below:

                                                                                         NUMBER OF          PERCENT OF
FUND AND CLASS                                          NAME OF TRUSTEE OR OFFICER     SHARES OWNED            CLASS
--------------                                          --------------------------     ------------            -----
MFS Cash Reserve Fund -- Class A                        Lawrence H. Cohn                    146.0600         0.000113%
                                                        J. Dale Sherratt                 22,848.1900         0.017638%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        22,994.2500         0.017751%
----------------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund -- Class A                         Arnold D. Scott                  16,461.1570         0.267366%
                                                        Ellen M. Moynihan                   259.5620         0.004216%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        16,720.7190         0.271581%
----------------------------------------------------------------------------------------------------------------------
MFS Core Growth Fund -- Class I*                        John W. Ballen                      227.9950         0.052427%
                                                        Stephen E. Cavan                  4,277.1189         0.983521%
                                                        Arnold D. Scott                  11,339.2730         2.607459%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        15,844.3869         3.643407%
----------------------------------------------------------------------------------------------------------------------
MFS Global Growth Fund -- Class A                       John W. Ballen                   32,149.8440         0.171205%
                                                        Abby M. O'Neill                   1,852.3600         0.009864%
                                                        J. Dale Sherratt                  1,333.0060         0.007099%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        35,335.2100         0.188168%
----------------------------------------------------------------------------------------------------------------------
MFS Global Total Return Fund -- Class A                 J. Atwood Ives                   40,047.2250         0.236138%
                                                        J. Dale Sherratt                  1,317.6640         0.007770%
                                                        Elaine R. Smith                   1,988.3130         0.011724%
                                                        Ward Smith                        6,518.5030         0.038436%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        49,871.7050         0.294068%
----------------------------------------------------------------------------------------------------------------------
MFS Government Limited Maturity Fund -- Class A         Jeffrey L. Shames               123,840.0180         0.505966%
                                                        J. Dale Sherratt                  1,770.5520         0.007234%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       125,610.5700         0.513200%
----------------------------------------------------------------------------------------------------------------------
MFS Large Cap Growth Fund -- Class A                    J. Dale Sherratt                  2,150.5630         0.004838%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,150.5630         0.004838%
----------------------------------------------------------------------------------------------------------------------
MFS Managed Sectors Fund -- Class A                     Ellen M. Moynihan                   107.5570         0.000333%
                                                        J. Dale Sherratt                  2,307.9870         0.007140%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         2,415.5440         0.007473%
----------------------------------------------------------------------------------------------------------------------
MFS Massachusetts High Income Tax Free Fund -- Class A  John W. Ballen                    1,046.9780         0.125988%
                                                        Mark E. Bradley                     296.2990         0.035655%
                                                        Ellen M. Moynihan                 4,988.1390         0.600249%
                                                        Arnold D. Scott                   9,924.1380         1.194224%
                                                        James O. Yost                       498.8030         0.060024%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        16,754.3570         2.016141%
----------------------------------------------------------------------------------------------------------------------
MFS Massachusetts Municipal Bond Fund -- Class A        Lawrence H. Cohn                 19,411.3760         0.099335%
                                                        J. Dale Sherratt                  1,317.3810         0.006741%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        20,728.7570         0.106076%
----------------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund -- Class A                       Stephen E. Cavan                    525.7060         0.000824%
                                                        J. Dale Sherratt                    870.5980         0.001364%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                          1396.3040         0.002187%
----------------------------------------------------------------------------------------------------------------------
MFS New Discovery Fund -- Class I*                      John W. Ballen                   47,771.6568         1.516528%
                                                        James R. Bordewick, Jr.          12,272.5113         0.389595%
                                                        Mark E. Bradley                     894.9982         0.028412%
                                                        Stephen E. Cavan                  2,117.1811         0.067211%
                                                        Ellen M. Moynihan                 1,452.2429         0.046102%
                                                        Arnold D. Scott                  16,481.3527         0.523206%
                                                        James O. Yost                       787.2589         0.024992%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        81,777.2019         2.596046%
----------------------------------------------------------------------------------------------------------------------
MFS Research Growth and Income Fund -- Class A          Ellen M. Moynihan                   368.6820         0.008818%
                                                        J. Dale Sherratt                    634.2800         0.015171%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         1,002.9620         0.023989%
----------------------------------------------------------------------------------------------------------------------
MFS Research International Fund -- Class A              Arnold D. Scott                  10,046.2820         0.057322%
                                                        J. Dale Sherratt                    887.2850         0.005063%
                                                        Elaine R. Smith                     361.0830         0.002060%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        11,294.6500         0.064445%
----------------------------------------------------------------------------------------------------------------------
MFS Research International Fund -- Class I*             Jeffrey L. Shames                 6,332.7139         0.776637%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         6,332.7139         0.776637%
----------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund -- Class A                    Abby M O'Neill                    3,441.7370         0.012236%
                                                        J. Atwood Ives                    2,135.0740         0.007591%
                                                        Lawrence T. Perera                  758.4030         0.002696%
                                                        William J. Poorvu                17,555.9700         0.062415%
                                                        J. Dale Sherratt                  2,347.9150         0.008347%
                                                        Elaine R. Smith                   3,361.2440         0.011950%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        29,600.3430         0.105236%
----------------------------------------------------------------------------------------------------------------------
MFS Technology Fund -- Class A                          John W. Ballen                  185,725.2550         2.959738%
                                                        Arnold D. Scott                  11,124.3140         0.177278%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                       196,849.5690         3.137016%
----------------------------------------------------------------------------------------------------------------------
MFS Technology Fund -- Class I*                         John W. Ballen                    4,164.6836         0.835540%
                                                        Stephen E. Cavan                  4,277.3181         0.858137%
                                                        Arnold D. Scott                  10,739.0041         2.154512%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        19,181.0058         3.848189%
----------------------------------------------------------------------------------------------------------------------
MFS Utilities Fund -- Class A                           Stephen E. Cavan                  3,838.9450         0.004443%
                                                        J. Dale Sherratt                 21,857.4240         0.025296%
                                                        Ward Smith                       24,777.4400         0.028675%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        50,473.8090         0.058414%
----------------------------------------------------------------------------------------------------------------------
MFS Value Fund -- Class A                               Lawrence H. Cohn                  2,455.2100         0.005060%
                                                        Jeffrey L. Shames                 1,321.0030         0.002722%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                         3,776.2130         0.007782%
----------------------------------------------------------------------------------------------------------------------
MFS Value Fund -- Class I*                              Stephen E. Cavan                  5,143.4408         0.217738%
                                                        Ellen M. Moynihan                    18.0622         0.000765%
                                                        Jeffrey L. Shames                20,056.6992         0.849062%
SHAREHOLDINGS OF TRUSTEES AND OFFICERS AS A GROUP                                        25,218.2022         1.067564%
----------------------------------------------------------------------------------------------------------------------

----------
*Owned of record by certain MFS employee benefit plans.

    As of August 14, 2001, to the best knowledge of each trust, the following shareholders beneficially owned 5% or more of the outstanding shares of the following classes of the Funds:

                                                                                                    NUMBER OF        PERCENTAGE OF
                                                                                                   OUTSTANDING        OUTSTANDING
                                          CLASS OF                                                  SHARES OF          SHARES OF
FUND                                       SHARES         NAME AND ADDRESS OF SHAREHOLDER          CLASS OWNED        CLASS OWNED
----                                       ------         -------------------------------          -----------        -----------
MFS Alabama Municipal Bond Fund              A       MLPF&S for the sole benefit of its            1,275,650.4390          16.78%
                                                     customers
                                                     Attn: Fund Administration 976D6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Alabama Municipal Bond Fund              A       Donaldson Lufkin Jenrette Securities            666,808.8590           8.77%
                                                     Corporation Inc.
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-2052
MFS Alabama Municipal Bond Fund              B       MLPF&S for the sole benefit of its              324,781.2740          26.10%
                                                     customers
                                                     Attn: Fund Administration 97CC8
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Arkansas Municipal Bond Fund             A       MLPF&S for the sole benefit of its            1,146,522.1170          10.19%
                                                     customers
                                                     Attn: Fund Administration 979G8
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Arkansas Municipal Bond Fund             A       Donaldson Lufkin Jenrette Securities            623,997.5230           5.54%
                                                     Corporation Inc.
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-2052
MFS Arkansas Municipal Bond Fund             B       MLPF&S for the sole benefit of its              196,645.6420          19.15%
                                                     customers
                                                     Attn: Fund Administration 97CC7
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Arkansas Municipal Bond Fund             B       Cora B. Ledgerwood                               54,573.0940           5.31%
                                                     Bob D. Ledgerwood Co TR
                                                     Cora B. Ledgerwood Revocable Trust
                                                     Alton, MO
MFS Arkansas Municipal Bond Fund             B       Bob D. Ledgerwood                                54,565.1120           5.31%
                                                     Cora B. Ledgerwood Co TR
                                                     Bob D. Ledgerwood Revocable Trust
                                                     Alton, MO
MFS California Municipal Bond Fund           A       MLPF&S for the sole benefit of its            3,116,675.9820           6.05%
                                                     customers
                                                     Attn: Fund Administration 97405
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS California Municipal Bond Fund           B       MLPF&S for the sole benefit of its            2,052,385.5470          14.72%
                                                     customers
                                                     Attn: Fund Administration 97CF5
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS California Municipal Bond Fund           C       MLPF&S for the sole benefit of its              869,345.3430          15.50%
                                                     customers
                                                     Attn: Fund Administration 97C46
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Core Growth Fund                         A       R. Jim Harpool                                  361,445.5010           5.91%
                                                     Bruno's Retirement Savings Plan
                                                     Mark Puhnaty
                                                     Hoover, AL
MFS Core Growth Fund                         A       Reliance Trust Company TTEE                     317,082.4830           5.18%
                                                     US Industries Inc. Ret. Savings &
                                                     Investment
                                                     Thomas E. Port
                                                     Kane, PA
MFS Core Growth Fund                         B       MLPF&S for the sole benefit of its              208,520.6170           5.43%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Core Growth Fund                         C       MLPF&S for the sole benefit of its              342,921.8740          13.10%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Core Growth Fund                         I       TRS MFS Def Contribution Plan                   411,854.9890          94.70%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Core Growth Fund                         I       Trufound                                         23,013.3820           5.29%
                                                     1740 Oxmoor Road
                                                     Birmingham, AL 35209-4094
MFS Florida Municipal Bond Fund              A       MLPF&S for the sole benefit of its              949,814.4580          14.25%
                                                     customers
                                                     Attn: Fund Administration 979G9
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Florida Municipal Bond Fund              B       MLPF&S for the sole benefit of its              516,593.3840          22.29%
                                                     customers
                                                     Attn: Fund Administration 97CF6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Georgia Municipal Bond Fund              A       MLPF&S for the sole benefit of its              329,202.6070           7.03%
                                                     customers
                                                     Attn: Fund Administration 974M3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Georgia Municipal Bond Fund              B       MLPF&S for the sole benefit of its              456,297.9490          27.92%
                                                     customers
                                                     Attn: Fund Administration 97CF7
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Asset Allocation Fund             B       MLPF&S for the sole benefit of its              347,818.3690           6.17%
                                                     customers
                                                     Attn: Fund Administration 97EG2
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Asset Allocation Fund             C       MLPF&S for the sole benefit of its              174,619.9260          14.20%
                                                     customers
                                                     Attn: Fund Administration 97EG3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Asset Allocation Fund             I       MFS Service Center Inc.                               4.2720          60.15%
                                                     Audit Account Reinvest
                                                     Corporate Actions 10th Floor
                                                     Attn: Todd Jundi
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Global Asset Allocation Fund             I       MFS Service Center Inc.                               2.8300          39.85%
                                                     Audit Account Cash
                                                     Corporate Actions 10th Floor
                                                     Attn: Todd Jundi
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Global Growth Fund                       B       MLPF&S for the sole benefit of its            2,008,960.2200          10.15%
                                                     customers
                                                     Attn: Fund Administration 97CN6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Growth Fund                       C       MLPF&S for the sole benefit of its              419,952.4750          12.74%
                                                     customers
                                                     Attn: Fund Administration 97C53
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Growth Fund                       I       TRS MFS Def Contribution Plan                   205,869.2950          50.62%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Global Growth Fund                       I       TRS MFS 401K Plan                               200,751.6730          49.36%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Global Telecommunications Fund           A       MLPF&S for the sole benefit of its              667,802.9670           6.75%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Telecommunications Fund           B       MLPF&S for the sole benefit of its            1,576,833.1920          12.05%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Telecommunications Fund           C       MLPF&S for the sole benefit of its              631,108.3210          13.02%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Global Telecommunications Fund           I       MFS Service Center Inc.                              20.6610         100.00%
                                                     Audit Account Cash
                                                     Corporate Actions 10th Floor
                                                     Attn: Paulette Cato
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Global Total Return Fund                 A       Wilmington Trust Co. Custodian FBO            1,490,699.2540           8.79%
                                                     Pricewaterhouse Coopers LLP
                                                     Emp. & Part. Savings A/C 50084-8
                                                     c/o Mutual Funds
                                                     PO Box 8971
                                                     Wilmington, DE 19899-8971
MFS Global Total Return Fund                 A       Wilmington Trust Co. Custodian FBO              943,431.9940           5.56%
                                                     Pricewaterhouse Coopers LLP Emp.
                                                     RBAP A/C 50078-8
                                                     c/o Mutual Funds
                                                     PO Box 8971
                                                     Wilmington, DE 19899-8971
MFS Global Total Return Fund                 B       MLPF&S for the sole benefit of its            1,210,058.9110          13.33%
                                                     customers
                                                     Attn: Fund Administration 97CE2
                                                     4800 Deer Lake Dr. E
                                                     Jacksonville, FL 32246-6484
MFS Global Total Return Fund                 C       MLPF&S for the sole benefit of its              927,856.5560          27.51%
                                                     customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr. E
                                                     Jacksonville, FL 32246-6484
MFS Global Total Return Fund                 I       TRS MFS Def Contribution Plan                   120,829.0000          99.99%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Government Limited Maturity Fund         A       MLPF&S for the sole benefit of its            2,025,846.5810           8.35%
                                                     customers
                                                     Attn: Fund Administration 974TB
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Government Limited Maturity Fund         A       Reliance Trust Company                        1,777,457.8240           7.32%
                                                     Brookshire Grocery Co. P/S/P
                                                     Balanced Opinion
                                                     Attn: Nathan Williamson
                                                     Tyler, TX
MFS Government Limited Maturity Fund         A       Reliance Trust Company                        1,264,650.9420           5.21%
                                                     Brookshire Grocery Co. P/S/P
                                                     Balanced Opinion
                                                     Attn: Nathan Williamson
                                                     PO Box 1411
                                                     Tyler, TX 75710-1411
MFS Government Limited Maturity Fund         B       MLPF&S for the sole benefit of its            2,011,064.7090          20.15%
                                                     customers
                                                     Attn: Fund Administration 97CE9
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Government Limited Maturity Fund         B       MFS Heritage Trust Co. Custodian                510,835.6270           5.11%
                                                     Luenetta Miller EOC 403B Plan
                                                     Angela Maria Ramirez
                                                     Hempstead, NY
MFS Government Limited Maturity Fund         C       MLPF&S for the sole benefit of its            1,074,645.4580          27.36%
                                                     customers
                                                     Attn: Fund Administration 97JT6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Government Limited Maturity Fund         I       MFS Service Center Inc.                               7.9700          56.73%
                                                     Audit Account Reinvest
                                                     Corporate Actions 10th Floor
                                                     Attn: Todd Jundi
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Government Limited Maturity Fund         I       MFS Service Center Inc.                               5.9590          42.41%
                                                     Audit Account Cash
                                                     Corporate Actions 10th Floor
                                                     Attn: Todd Jundi
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Japan Equity Fund                        A       MFS Fund Distributors, Inc.                     500,000.0000          98.56%
                                                     Mass Financial Services Company
                                                     Attn: Thomas B. Hastings
                                                     500 Boylston Street, Suite 9
                                                     Boston, MA 02116-3740
MFS Large Cap Growth Fund                    I       MFS Service Center Inc.                              11.3060         100.00%
                                                     Audit Account Reinvest
                                                     Corporate Actions 10th Floor
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Managed Sectors Fund                     C       Donaldson Lufkin Jenrette Securities             14,505.1500           8.15%
                                                     Corp. Inc.
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-2052
MFS Managed Sectors Fund                     C       NFSC FEBO                                        12,219.9040           6.87%
                                                     Ty & Wei Chen Yeh TTEE
                                                     Yeh Family Trust
                                                     Long Beach, CA
MFS Managed Sectors Fund                     C       Donaldson Lufkin Jenrette Securities             10,715.5960           6.02%
                                                     Corp. Inc.
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-2052
MFS Managed Sectors Fund                     I       TRS MFS Def Contribution Plan                   317,153.4090          99.99%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Maryland Municipal Bond Fund             A       Robert W. Kearns                                973,216.2950           8.56%
                                                     Queenstown, MD
MFS Maryland Municipal Bond Fund             A       MLPF&S for the sole benefit of its              795,308.3250           7.00%
                                                     customers
                                                     Attn: Fund Administration 97183
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Maryland Municipal Bond Fund             B       MLPF&S for the sole benefit of its              271,266.2050          10.13%
                                                     customers
                                                     Attn: Fund Administration 97CG0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Massachusetts Municipal Bond Fund        A       MLPF&S for the sole benefit of its            2,448,346.0150          12.53%
                                                     customers
                                                     Attn: Fund Administration 97389
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Massachusetts Municipal Bond Fund        B       MLPF&S for the sole benefit of its              268,321.7190           9.10%
                                                     customers
                                                     Attn: Fund Administration 97CF9
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Mississippi Municipal Bond Fund          A       MLPF&S for the sole benefit of its              836,046.5210          11.63%
                                                     customers
                                                     Attn: Fund Administration 97472
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Mississippi Municipal Bond Fund          B       MLPF&S for the sole benefit of its              287,454.7290          23.78%
                                                     customers
                                                     Attn: Fund Administration 97CG1
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Municipal Income Fund                    A       MLPF&S for the sole benefit of its            2,359,383.2580           7.46%
                                                     customers
                                                     Attn: Fund Administration 97CC1
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Municipal Income Fund                    B       MLPF&S for the sole benefit of its            1,177,386.8020          14.13%
                                                     customers
                                                     Attn: Fund Administration 971M6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Municipal Income Fund                    C       MLPF&S for the sole benefit of its              546,677.8390          14.02%
                                                     customers
                                                     Attn: Fund Administration 97C52
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New Discovery Fund                       A       MLPF&S for the sole benefit of its           15,087,969.2600          23.66%
                                                     customers
                                                     Attn: Fund Administration 97SK3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New Discovery Fund                       B       MLPF&S for the sole benefit of its            1,369,580.4490           6.15%
                                                     customers
                                                     Attn: Fund Administration 97SK5
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New Discovery Fund                       C       MLPF&S for the sole benefit of its            1,425,036.1710          16.44%
                                                     customers
                                                     Attn: Fund Administration 97SK6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New Discovery Fund                       I       Ohio Public Employees Deferred                  981,996.7430          31.18%
                                                     Compensation Board OPEDC Program
                                                     172 E. State Street Suite 600
                                                     Columbus, OH 43215-4321
MFS New Discovery Fund                       I       TRS MFS Def Contribution Plan                   760,981.5130          24.16%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS New Discovery Fund                       I       BDG & Co.                                       512,626.9920          16.28%
                                                     c/o Bingham Legg Advisors LLC
                                                     Attn: Operations
                                                     45 Milk Street 2nd Floor
                                                     Boston, MA 02109-5105
MFS New Discovery Fund                       I       TRS MFS 401K Plan                               204,785.6130           6.50%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS New Discovery Fund                       I       Prudential Securities Inc. FBO                  194,815.1350           6.19%
                                                     Prudential Retirement Services
                                                     Nominee for Trustee PL W68700
                                                     Prudential Securities Incorp.
                                                     PO Box 15040
                                                     New Brunswick, NJ 08906-5040
MFS New Discovery Fund                       I       Stratevest & Co.                                167,646.2180           5.32%
                                                     PO Box 2499
                                                     Brattleboro, VT 05303-2499
MFS New York Municipal Bond Fund             A       MLPF&S for the sole benefit of its              820,012.0020           7.13%
                                                     customers
                                                     Attn: Fund Administration 974M6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New York Municipal Bond Fund             B       MLPF&S for the sole benefit of its              384,794.3750          15.14%
                                                     customers
                                                     Attn: Fund Administration 97CD7
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS New York Municipal Bond Fund             C       Miriam Stempler                                  49,783.9960           5.95%
                                                     New York, NY
MFS New York Municipal Bond Fund             C       PaineWebber for the benefit of                   42,588.4670           5.09%
                                                     Gloria Moorstein
                                                     New York, NY
MFS New York Municipal Bond Fund             C       PaineWebber for the benefit of                   42,586.9080           5.09%
                                                     Wilhelmina G. Harvey & Marguerite M.
                                                     Ecton Jt. Ten.
                                                     Key West, FL
MFS Pennsylvania Municipal Bond Fund         B       MLPF&S for the sole benefit of its              430,083.4260          18.22%
                                                     customers
                                                     Attn: Fund Administration 97CC6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research Growth and Income Fund          B       MLPF&S for the sole benefit of its              644,235.0700          10.37%
                                                     customers
                                                     Attn: Fund Administration 97MP2
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research Growth and Income Fund          C       MLPF&S for the sole benefit of its              270,766.2670          18.04%
                                                     customers
                                                     Attn: Fund Administration 97MP4
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research Growth and Income Fund          I       TRS MFS Def Contribution Plan                    26,995.6740          84.82%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Research Growth and Income Fund          I       Redrose & Co.                                     4,821.7760          15.15%
                                                     c/o Massbank Trust Division
                                                     50 Central Street
                                                     Lowell, MA 01852-1908
MFS Research International Fund              A       Reliance Trust Company TTEE                   2,431,502.2360          13.88%
                                                     Mirage Resorts RSVP Plan
                                                     Maximiliano Sanchez
                                                     Las Vegas, NV
MFS Research International Fund              A       MLPF&S for the sole benefit of its            1,224,153.0290           6.99%
                                                     customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research International Fund              B       MLPF&S for the sole benefit of its              473,175.8140           6.99%
                                                     customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research International Fund              C       MLPF&S for the sole benefit of its              272,198.6240           6.88%
                                                     customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Research International Fund              I       R. Joseph, R. Harter, J. Zimmerman TRS          445,660.6900          54.69%
                                                     Bingham Dana LLP Retirement Plans
                                                     150 Federal Street
                                                     Boston, MA 02110-1726
MFS Research International Fund              I       TRS MFS Def Contribution Plan                   173,193.1000          21.25%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Research International Fund              I       MFS Heritage Trust Company TTEE                  82,790.1250          10.16%
                                                     BiccGeneral Savings Plan Hourly Assoc.
                                                     Portfolio Option Fund Mix
                                                     Attn: Andrea Haffner
                                                     4 Tesseneer Dr.
                                                     Highland Heights, KY 41076-9167
MFS Research International Fund              I       Saxon & Co.                                      48,320.9540           5.93%
                                                     FBO 20-35-102-1038765
                                                     PO Box 7780-1888
                                                     Philadelphia, PA 19182-0001
MFS South Carolina Municipal Bond Fund       A       MLPF&S for the sole benefit of its              611,716.2030           6.20%
                                                     customers
                                                     Attn: Fund Administration 97185
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS South Carolina Municipal Bond Fund       B       MLPF&S for the sole benefit of its              248,244.1050           8.64%
                                                     customers
                                                     Attn: Fund Administration 97CD6
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Strategic Income Fund                    B       MLPF&S for the sole benefit of its            1,663,427.9040           6.39%
                                                     customers
                                                     Attn: Fund Administration 97CF1
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Strategic Income Fund                    C       MLPF&S for the sole benefit of its              718,282.2970          11.21%
                                                     customers
                                                     Attn: Fund Administration 97JT9
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Strategic Income Fund                    I       MFS Heritage Trust Company TTEE               1,127,887.6370          73.66%
                                                     BiccGeneral Savings Plan Hourly Assoc.
                                                     Portfolio Option Fund Mix
                                                     Attn: Andrea Haffner
                                                     Highland Heights, KY
MFS Strategic Income Fund                    I       TRS MFS Def Contribution Plan                   234,034.2160          15.28%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Strategic Income Fund                    I       Laura Lemmons                                   167,011.6500          10.90%
                                                     Bingham Dana LLP Master Trust
                                                     For Ret. Plans Portfolio Options
                                                     150 Federal Street
                                                     Boston, MA 02110-1713
MFS Technology Fund                          A       Reliance Trust Company TTEE                     405,595.7570           6.46%
                                                     Mirage Resorts RSVP Plan
                                                     Disheng Chiu
                                                     2928 Channel Bay Drive
                                                     Las Vegas, NV 89128-7260
MFS Technology Fund                          A       Reliance Trust Co. TTEE                         390,672.2040           6.23%
                                                     MGM Grand Hotel Inc.
                                                     401(K) Savings Plan
                                                     Attn: Rosalind Simpson
                                                     3384 Peachtree Road NE #2
                                                     Atlanta, GA 30326-1181
MFS Technology Fund                          C       MLPF&S for the sole benefit of its              159,792.0230           9.43%
                                                     customers
                                                     Attn: Fund Administration 971N0
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Technology Fund                          I       TRS MFS Def Contribution Plan                   498,209.2320          99.95%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Tennessee Municipal Bond Fund            A       MLPF&S for the sole benefit of its              767,188.1370           8.22%
                                                     customers
                                                     Attn: Fund Administration 97452
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Tennessee Municipal Bond Fund            A       Salomon Smith Barney Inc.                       577,279.9550           6.18%
                                                     00175101063
                                                     333 West 34th Street -- 3rd Floor
                                                     New York, NY 10001-2483
MFS Tennessee Municipal Bond Fund            B       MLPF&S for the sole benefit of its              326,795.0000          13.20%
                                                     customers
                                                     Attn: Fund Administration 97CD5
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Utilities Fund                           A       MLPF&S for the sole benefit of its            6,908,882.5280           8.00%
                                                     customers
                                                     Attn: Fund Administration 979H3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Utilities Fund                           A       Charles Schwab & Co. Inc.                     6,821,119.8430           7.90%
                                                     Special Custody Account for the exclusive
                                                     benefit of customers
                                                     Attn: Mutual Funds
                                                     101 Montgomery Street
                                                     San Francisco, CA 94104-4122
MFS Utilities Fund                           B       MLPF&S for the sole benefit of its           13,785,783.5650          11.61%
                                                     customers
                                                     Attn: Fund Administration 97CE5
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Utilities Fund                           C       MLPF&S for the sole benefit of its            7,835,794.7250          19.52%
                                                     customers
                                                     Attn: Fund Administration 97C51
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Utilities Fund                           I       TRS MFS Def Contribution Plan                   174,835.8810          58.73%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Utilities Fund                           I       Unifalls & Co.                                   40,610.2890          13.64%
                                                     PO Box 1468
                                                     Sioux Falls, SD 57101-1468
MFS Utilities Fund                           I       SEI Trust Co.                                    25,462.4830           8.55%
                                                     c/o Sunflower Bank NA Careco
                                                     Attn: Mutual Fund Admin.
                                                     One Freedom Valley Drive
                                                     Oaks, PA 19456
MFS Utilities Fund                           I       SEI Trust Co.                                    19,041.5160           6.40%
                                                     c/o ING Trust
                                                     Attn: Mutual Fund Admin.
                                                     One Freedom Valley Drive
                                                     Oaks, PA 19456
MFS Value Fund                               A       MLPF&S for the sole benefit of its            7,001,192.5930          14.49%
                                                     customers
                                                     Attn: Fund Administration 97SM1
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Value Fund                               A       Charles Schwab & Co. Inc.                     2,698,199.0740           5.58%
                                                     Special Custody Account for the exclusive
                                                     benefit of customers
                                                     Attn: Mutual Funds
                                                     101 Montgomery Street
                                                     San Francisco, CA 94104-4122
MFS Value Fund                               B       MLPF&S for the sole benefit of its            4,890,354.4850          14.39%
                                                     customers
                                                     Attn: Fund Administration
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Value Fund                               C       MLPF&S for the sole benefit of its            4,873,385.3210          27.14%
                                                     customers
                                                     Attn: Fund Administration 97SM3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Value Fund                               I       BiccGeneral Savings Plan Hourly Assoc.        1,448,605.3000          61.40%
                                                     Portfolio Option Fund Mix
                                                     Attn: Andrea Haffner
                                                     Highland Heights, KY
MFS Value Fund                               I       TRS MFS Def Contribution Plan                   327,356.6710          13.87%
                                                     c/o Chris Charron
                                                     MFS Investment Management, Inc.
                                                     500 Boylston Street, 19th Floor
                                                     Boston, MA 02116-3740
MFS Value Fund                               I       TRS of the MFS Pension Plan                     279,655.6530          11.85%
                                                     c/o Mark Leary
                                                     Massachusetts Financial Services
                                                     500 Boylston Street
                                                     Boston, MA 02116-3740
MFS Virginia Municipal Bond Fund             A       MLPF&S for the sole benefit of its            1,791,575.7970           6.68%
                                                     customers
                                                     Attn: Fund Administration 97186
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Virginia Municipal Bond Fund             B       MLPF&S for the sole benefit of its              619,971.0320          22.66%
                                                     customers
                                                     Attn: Fund Administration 97CD3
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Virginia Municipal Bond Fund             C       MLPF&S for the sole benefit of its               62,665.7370           8.21%
                                                     customers
                                                     Attn: Fund Administration 97C56
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484
MFS Virginia Municipal Bond Fund             C       Martha S. Scott                                  54,463.9970           7.13%
                                                     Ft. Belvoir, VA
MFS Virginia Municipal Bond Fund             C       Donaldson Lufkin Jenrette Securities             44,885.7760           5.88%
                                                     Corp. Inc.
                                                     PO Box 2052
                                                     Jersey City, NJ 07303-2052
MFS West Virginia Municipal Bond Fund        B       MLPF&S for the sole benefit of its               94,619.2430           6.45%
                                                     customers
                                                     Attn: Fund Administration 97CD2
                                                     4800 Deer Lake Dr. E 3rd Floor
                                                     Jacksonville, FL 32246-6484


MANNER OF VOTING PROXIES

    All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund entitled to vote is required to constitute a quorum for purposes of transacting business by that Fund at the Meeting.

    For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker "non-votes" will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Abstentions and broker "non-votes" will have the same effect as a vote "against" Items 2, 3, 4 and 5 and will have no effect on Items 1 or 6.

    The Funds have engaged the services of Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for the Funds. The costs of the proxy solicitation are estimated to be $1,252,614 and will be borne by the Funds in accordance with their relative sizes. Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

    The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF PROPOSALS

    Each of the Funds is or is a part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the applicable Fund a reasonable time prior to the Fund's solicitation of proxies relating to such future meeting.


ADDITIONAL INFORMATION


    In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by November 7, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

September 13, 2001

MFS(R) ALABAMA MUNICIPAL BOND FUND                      MFS(R) ARKANSAS MUNICIPAL BOND FUND
MFS(R) CALIFORNIA MUNICIPAL BOND FUND                   MFS(R) CASH RESERVE FUND
MFS(R) CORE GROWTH FUND                                 MFS(R) FLORIDA MUNICIPAL BOND FUND
MFS(R) GEORGIA MUNICIPAL BOND FUND                      MFS(R) GLOBAL ASSET ALLOCATION FUND
MFS(R) GLOBAL GROWTH FUND                               MFS(R) GLOBAL TELECOMMUNICATIONS FUND
MFS(R) GLOBAL TOTAL RETURN FUND                         MFS(R) GOVERNMENT LIMITED MATURITY FUND
MFS(R) JAPAN EQUITY FUND                                MFS(R) LARGE CAP GROWTH FUND
MFS(R) MANAGED SECTORS FUND                             MFS(R) MARYLAND MUNICIPAL BOND FUND
MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND          MFS(R) MASSACHUSETTS MUNICIPAL BOND FUND
MFS(R) MISSISSIPPI MUNICIPAL BOND FUND                  MFS(R) MUNICIPAL INCOME FUND
MFS(R) NEW DISCOVERY FUND                               MFS(R) NEW YORK HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK MUNICIPAL BOND FUND                     MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND
MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND                 MFS(R) RESEARCH GROWTH AND INCOME FUND
MFS(R) RESEARCH INTERNATIONAL FUND                      MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND
MFS(R) STRATEGIC INCOME FUND                            MFS(R) TECHNOLOGY FUND
MFS(R) TENNESSEE MUNICIPAL BOND FUND                    MFS(R) UTILITIES FUND
MFS(R) VALUE FUND                                       MFS(R) VIRGINIA MUNICIPAL BOND FUND
MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

                                                                    APPENDIX A

NOTE: THIS IS A COMPOSITE OF THE EXISTING DECLARATIONS OF TRUST OF MFS SERIES TRUST I ("TRUST I"), MFS SERIES TRUST II ("TRUST II"), MFS SERIES TRUST VI ("TRUST VI"), MFS SERIES TRUST VIII ("TRUST VIII"), MFS GOVERNMENT LIMITED MATURITY FUND ("LIMITED MATURITY FUND") AND MFS MUNICIPAL SERIES TRUST ("MUNICIPAL SERIES TRUST"). THE COVER PAGE, TABLE OF CONTENTS, NAME OF EACH TRUST AND DATE OF EACH DECLARATION HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING DECLARATIONS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE DECLARATION HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL
BE MADE IF THE RESTATED DECLARATION PROPOSED IN ITEM 2 IS APPROVED AND
ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.

                             AMENDED AND RESTATED

                             DECLARATION OF TRUST

                                      OF

                                 {MFS TRUST}

                            [500 BOYLSTON STREET]
                        [BOSTON, MASSACHUSETTS 02116]

[AMENDED AND RESTATED DECLARATION OF TRUST, MADE AS OF THIS ___ DAY OF _______
                         BY THE TRUSTEES HEREUNDER.]


                         [[Dated as of ______________]]


    WHEREAS, [the Trust] [[{MFS Trust}]]was established pursuant to a Declaration of Trust dated [[_______, as amended pursuant to an Amended and Restated Declaration of Trust dated as of _________ (the "Original Declaration"),]] for the investment and reinvestment of funds contributed thereto;

    WHEREAS, the Trustees desire that the beneficial interest in the [trust] [[Trust]] assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided; [and]

    WHEREAS, the [[Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated]] Declaration of Trust has been[, from time to time,] amended [[and restated]] in accordance with the provisions of the [[Original]] [Declaration; and]

    [WHEREAS, the Trustees now desire further to amend and to restate the Declaration of Trust and hereby certify, as provided in Section 11.1 of the Declaration, that this Amended and Restated Declaration of Trust has been further amended and restated in accordance with the provisions of the] Declaration;

    NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the [trust established] [[Trust]] hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the [shares] [[Shares]] of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof[[, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows]].

                                  ARTICLE I
                             NAME AND DEFINITIONS

    Section 1.1[-][[.]] Name. The name of the [trust created hereby is the {MFS Trust}, the current address of which is 500 Boylston Street, Boston, Massachusetts 02116.] [[Trust is {MFS Trust}.]]

    Section 1.2[-][[.]] Definitions. Wherever they are used herein, the following terms have the following respective meanings:

    (a) "By-Laws" means the By-[Laws][[laws]] referred to in Section 3.9 hereof, as from time to time amended.

    (b) "Commission" has the meaning given that term in the 1940 Act.

    (c) "Declaration" means this [[Amended and Restated]] Declaration of Trust[[,]] as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

    (d) "Distributor" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[,] [[pursuant]] to [the] [[any]] contract described in
Section 4.2 hereof.

    (e) "Interested Person" has the meaning given that term in the 1940 Act.

    (f) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

    (g) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series [[or class]], as the context may require[[, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof]].

    (h) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time[[, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act]].

    (i) "Person" means and includes individuals, corporations, [[limited liability companies,]] partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

    (j) "Shareholder" means a record owner of outstanding Shares.

    (k) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series [[or class]] of Shares established by the Trustees pursuant to Section [6.9] [[6.11]] hereof, [equal proportionate] transferable units into which such series [[or class]] of Shares shall be divided from time to time [[in accordance with the terms hereof]]. The term "Shares" includes fractions of Shares as well as whole Shares.

    [[(l)]] "Transfer Agent" means [the] [[a]] party[, other than] [[furnishing services to]] the Trust[, to a] [[pursuant to any transfer agency]] contract described in Section [4.3] [[4.4]] hereof.

    (m) "Trust" means the trust [created hereby] [[hereunder]].

    (n) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series [[or class]] of Shares pursuant to
Section 6.9 [[or Section 6.10]] hereof.

    (o) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder.

    [[(p) "Trustees Emeritus" means any former Trustees who, from time to time, are appointed by the Trustees to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose, and shall not have any powers or obligations of Trustees hereunder.]]

                                  ARTICLE II
                                   TRUSTEES

    Section 2.1[-][[.]] Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time [by a written instrument signed] by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three [(3)] [[nor more than 15]].(1)

------------
(1) The phrase "nor more than 15" already appeared in Trust VI.

    Section 2.2[-][[.]] Term of Office of Trustees. [Subject to the provisions of Section 16(a)] [[A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations]] of the 1940 Act, [[by]] the Trustees[[. Subject to all applicable provisions of the 1940 Act, a Trustee]] shall hold office during the lifetime of this Trust and until its termination as hereinafter provided [[or, if sooner, until his or her death or the election and qualification of his or her successor]]; except [[that]]:

    (a) [that] any Trustee may resign his [[or her]] trust (without need for prior or subsequent accounting) by an instrument in writing signed by [him] [[that Trustee]] and delivered to the [other Trustees] [[Trust]], which shall take effect upon such delivery or upon such later date as is specified therein;

    (b) [that] any Trustee may be removed(2) [with cause,] at any time[[, with or without cause,]] by written instrument[,] signed by at least [two-thirds] [[three-quarters]] of the [remaining] Trustees, specifying the date when such removal shall become effective;

------------
(2) Trust VIII continued with the parenthetical " (provided the aggregate number of Trustees after such removal shall not be less than the number required by
    Section 2.1 hereof)."

    (c) [that] any Trustee who [requests in writing to be retired or who has become incapacitated by illness or injury may be retired by] [[has attained a mandatory retirement age established pursuant to any]] written [instrument signed by a majority of the other Trustees, specifying the date of his retirement][[policy adopted from time to time by at least]] two-thirds of the [[Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;]]

    [[(d) any Trustee who has served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and]]

    [[(e)]] a Trustee may be removed at any meeting of Shareholders by a vote of[[ Shares representing ]]two-thirds of the[[ voting power of the]] outstanding Shares of [each series] [[the Trust]].

Upon the resignation[[, retirement]] or removal of a Trustee, or his [[or her]] otherwise ceasing to be a Trustee, [he] [[that individual]] shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning[[, retiring]] or removed Trustee. Upon the incapacity or death of any Trustee, [his] [[that Trustee's]] legal representative shall execute and deliver on his [[or her]] behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

    [[Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.]]

    Section 2.3[-][[.]] Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement[,] [[or]] removal [or inability] of any of the Trustees, or in case a vacancy shall, by reason of an increase in number [[of Trustees]], or for any other reason, exist, [[a majority of]] the remaining Trustees [shall] [[may]] fill such vacancy by appointing such other [person] [[individual]] as they in their discretion shall see fit. [Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.] Any such appointment shall not become effective, however, until the person [named in the written instrument of appointment] [[appointed]] shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. [Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trustees.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation[[, removal]] or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation[[, removal]] or increase in number of Trustees. The power of appointment is subject to [the] [[all applicable]] provisions [of Section 16(a)] of the 1940 Act.

    Section 2.4[-][[.]] Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any [one] of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of [this] [[the]] Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in
Section 2.3, [the][[or while any Trustee is incapacitated, the other]] Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration[[, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees]]. A written instrument certifying the existence of such vacancy [[or incapacity]] signed by a majority of the Trustees shall be conclusive evidence of the existence [of such vacancy] [[thereof]].

    Section 2.5[-][[.]] Delegation of Power to Other Trustees. [Any] [[Subject to requirements imposed by the 1940 Act and other applicable law, any]] Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall [less] [[fewer]] than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as [herein] otherwise expressly provided [[herein]].

                                 ARTICLE III
                              POWERS OF TRUSTEES

    Section 3.1[-][[.]] General. [The] [[Subject to the provisions of the Declaration, the]] Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

    The enumeration of any specific power herein shall not be construed as limiting the aforesaid power [[or any other power of the Trustees hereunder]]. Such powers of the Trustees may be exercised without order of or resort to any court.

    Section 3.2[-][[.]] Investments. (a) The Trustees shall have the power:

    (i) to conduct, operate and carry on the business of an investment company;

    (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of [[securities of every nature and kind,]] U.S. and foreign currencies, any form of gold [and] [[or]] other precious [metals] [[metal]], commodity contracts, [options] [[any form of option contract]], contracts for the future acquisition or delivery of fixed income or other securities, [and securities] [[derivative instruments]] of every [nature and kind,][[kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,]] including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

    [[(A)]] states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

    [[(B)]] the U.S. Government, any foreign government, [[or]] any political subdivision or any agency or instrumentality of the [U. S. Government, any foreign government or any political subdivision of the ]U.S. Government or any foreign government,

    [[(C)]] any international instrumentality,

    [[(D)]] any bank or savings institution, or

    [[(E)]] any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or [by any corporation or organization organized] under any foreign law[, or in "when issued" contracts for any such securities,][[;]]

to retain Trust assets in cash and from time to time [[to]] change the investments [of] [[in which]] the assets of the Trust [[are invested]]; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more [persons, firms, associations or corporations] [[Persons]] to exercise any of said rights, powers and privileges in respect of any of said [instruments] [[investments]]; and

    (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, [suitable or] proper [[or desirable]] for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

    (b) The Trustees shall not be limited to investing in [[securities or]] obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

    [[(c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of the Trust and each series of the Trust, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.]]

    Section 3.3[-][[.]] Legal Title. Legal title to all [the] Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each [Person] [[person]] who may hereafter become a Trustee. Upon the resignation, [[retirement,]] removal or death of a Trustee [he][[, such Trustee]] shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

    Section 3.4[-][[.]] Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property[[,]] whether capital or surplus or otherwise[, to the full extent now or hereafter permitted by the laws of The Commonwealth of Massachusetts governing business corporations].

    Section 3.5[-][[.]] Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

    Section 3.6[-][[.]] Delegation[; Committees]. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees [or agents][[, any Investment Adviser, Distributor, custodian, agent or independent contractor]] of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem [[appropriate or]] expedient.

    Section 3.7[-][[.]] Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

    Section 3.8[-][[.]] Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees[[, Trustees]] and Trustees [[Emeritus]].

    Section 3.9[-][[.]] Manner of Acting; By-Laws. Except as otherwise provided herein[[, in the 1940 Act]] or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees [(][[at which]] a quorum [being present)] [[is present]], including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of [all] [[two-thirds of]] the Trustees. The Trustees may adopt By-Laws not inconsistent with [this] [[the]] Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent [such power is not reserved to the Shareholders] [[permitted therein at any time]].

    Section 3.10[-][[.]] Miscellaneous Powers. [The] [[Without limiting the foregoing, the]] Trustees shall have the power to:

    (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

    (b) enter into joint ventures, partnerships and any other combinations or associations;

    (c) [remove Trustees or fill vacancies in or add to their number,] elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, [[in each case with or without cause,]] and appoint [from their own number,] and terminate[,] any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

    (d) purchase, and pay for out of Trust Property, [[such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,]] insurance policies insuring the [[assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring]] Shareholders, [[any administrator,]] Trustees, [[Trustees Emeritus,]] officers, employees, agents, [investment advisers, distributors] [[any Investment Adviser, any Distributor]], selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

    (e) establish pension, profit-sharing, Share purchase, [[deferred compensation,]] and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

    (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including [the] [[any]] Investment Adviser,
[[administrator, custodian,]] Distributor, Transfer Agent, [[shareholder servicing agent]] and any dealer, to such extent as the Trustees shall determine;

    (g) [[guarantee indebtedness or contractual obligations of others;]]

    [[(h)]] determine and change the fiscal year of the Trust [[or any series thereof]] and the method by which its accounts shall be kept; and

    [[(i)]] adopt a seal for the Trust, provided, that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

    [Section 3.11 - Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than Shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Distributor, or Transfer Agent or with any Interested Person of such Person; but the Trust may employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian upon customary terms.]

    [Section 3.12 - Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser or of the Distributor and no Investment Adviser or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:]

    [(a) The Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical errors, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer;]

    [(b) The Distributor from purchasing Shares as agent for the account of the Trust;]

    [(c) The purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus; or]

    [(d) The Investment Adviser, the Distributor or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Registration Statement relating to the Shares under the Securities Act of 1933, as amended.]

                                  ARTICLE IV
      INVESTMENT ADVISER, DISTRIBUTOR[[, CUSTODIAN]] AND TRANSFER AGENT


    Section 4.1[-][[.]] Investment Adviser. Subject to [a Majority Shareholder Vote of the Shares of each series affected thereby] [[applicable requirements of the 1940 Act]], the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby [a] [[the other]] party to [[each]] such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services,[[ promotional activities, and such other facilities and services,]](3) if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust [[or any series thereof]] on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any [[of]] such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. [[Such services may be provided by one or more Persons.]]


------------
(3) The phrase "promotional activities, and such other facilities and services," already appeared in Trust II, Trust VI, Trust VIII, Limited Maturity Fund and Municipal Series Trust.

    Section 4.2[-][[.]] Distributor. [The] [[Subject to applicable requirements of the 1940 Act, the]] Trustees may in their discretion from time to time enter into [a contract,] [[one or more exclusive or non-exclusive distribution contracts]] providing for the sale of Shares [[of one or more series or classes]] whereby the Trust may either agree to sell the Shares to the other party to [the] [[any such]] contract or appoint [[any]] such other party its sales agent for such Shares. In either case, [the] [[any such]] contract shall be on such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with the provisions of [this Article IV] [[the Declaration]] or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements [[or agency agreements]] with [registered] securities dealers [[or other Persons]] to further the purpose of the distribution or repurchase of the Shares. [[Such services may be provided by one or more Persons.]]

    Section 4.3[- Transfer Agent][[. Custodian]]. The Trustees may in their discretion from time to time enter into [a transfer agency and shareholder service contract or][[one or more]] contracts whereby the other party [or parties] to [[each]] such contract [or contracts] shall undertake to furnish [transfer agency and/or shareholder] [[such custody]] services[. The contract or contracts shall have] [[to the Trust as the Trustees shall from time to time consider desirable and all upon]] such terms and conditions as the Trustees may in their discretion determine[[, provided that such terms and conditions are]] not inconsistent with [[the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.]]

    [[Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of]] the Declaration or the By-Laws. Such services may be provided by one or more Persons.

    Section [4.4 -][[4.5.]] Parties to Contract. Any contract of the character described in [Sections 4.1, 4.2 or 4.3] [[any Section]] of this Article IV [or any Custodian contract, as described in the By-Laws,] may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of [said] [[any such]] contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2 [and][[,]] 4.3 [[and 4.4]] above [or Custodian contracts], and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section [4.4] [[4.5]].

                                  ARTICLE V
        LIMITATIONS OF LIABILITY OF SHAREHOLDERS, TRUSTEES AND OTHERS

    Section 5.1[-][[.]] No Personal Liability of Shareholders[, Trustees, etc. No][[. No Shareholder or former]] Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust[. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any] [[solely by reason of being or having been a]] Shareholder[, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability]. The Trust shall indemnify and hold each Shareholder [[and former Shareholder]] harmless from and against all claims and liabilities to which such Shareholder may become subject [[solely]] by reason of his [[or her]] being or having been a Shareholder [[(other than taxes payable by virtue of owning Shares)]], and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder [[or former Shareholder]] under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder [[or former Shareholder]] in any appropriate situation even though not specifically provided herein. [[The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.]] Notwithstanding any other provision of [this] [[the]] Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder [[or former Shareholder]] of any Shares of any series other than Trust Property allocated or belonging to such series.

    Section 5.2[- Non-][[. Limitation of]] Liability of Trustees[, etc.] [[and Others. (a)]] No Trustee, [[Trustee Emeritus,]] officer, employee or agent of the Trust shall be [liable to][[subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of]] the Trust, [its Shareholders, or to any Shareholder, Trustee,] [[and no Trustee or Trustee Emeritus shall be responsible or liable in any event for any neglect or wrongdoing of any]] officer, employee[,] or agent [thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust)][[of the Trust or for the act or omission of any other Trustee or Trustee Emeritus. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Trustee Emeritus, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance,]] [except for his own] bad faith, [wilful misfeasance,] gross negligence or reckless disregard of [his duties.] [[the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.]]

    [[(b) All persons extending credit to, contracting with or having claim against the Trust or any series or class shall look solely to the assets of the Trust or to the assets of that series or class for payment under such credit, contract or claim; and neither any Trustee or Trustee Emeritus, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.]]

    Section 5.3[-][[.]] Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

    (i) every person who is or has been a Trustee[[, Trustee Emeritus]] or officer of the Trust [[(hereinafter referred to as a "Covered Person")]] shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him [[or her]] in connection with any claim, action, suit or proceeding in which [he] [[that individual]] becomes involved as a party or otherwise by virtue of [his] being or having been a Trustee[[, Trustee Emeritus]] or officer and against amounts paid or incurred by [him] [[that individual]] in the settlement thereof;

    (ii) the words "claim," "action," "suit[,]" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement [[or compromise]], fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a [Trustee or officer] [[Covered Person]]:

    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that [he] [[the Covered Person]] engaged in [wilful] [[willful]] misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office;

    (ii) with respect to any matter as to which [he] [[the Covered Person]] shall have been finally adjudicated not to have acted in good faith in the reasonable belief that [his] [[that individual's]] action was in the best interest of the Trust; or

    (iii) in the event of a settlement involving a payment by a Trustee[[, Trustee Emeritus]] or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a [Trustee or officer] [[Covered Person]], unless there has been either a determination that such [Trustee or officer] [[Covered Person]] did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of [his] [[that individual's]] office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that [he] [[that individual]] did not engage in such conduct:

    (A) by vote of a majority of the Disinterested Trustees [[(as defined below)]] acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

    (B) by written opinion of [independent] [[(i) the then-current]] legal counsel [[to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent]].

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any [Trustee or officer] [[Covered Person]] may now or hereafter be entitled, shall continue as to a [Person] [[person]] who has ceased to be [such Trustee or officer] [[a Covered Person]] and shall inure to the benefit of the heirs, executors and administrators of such [Person] [[person]]. Nothing contained herein shall [[limit the Trust from entering into other insurance arrangements or]] affect any rights to indemnification to which [[Trust]] personnel [other than Trustees and officers][[, including Covered Persons,]] may be entitled by contract or otherwise under law.

    (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the [recipient] [[Covered Person]] to repay such amount if it is ultimately determined that [he] [[the Covered Person]] is not entitled to indemnification under this
Section 5.3, provided that either:

    (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

    (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or [an independent] legal counsel [[meeting the requirement in
Section 5.3(b)(iii)(B) above]] in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the [recipient] [[Covered Person]] ultimately will be found entitled to indemnification.

    As used in this Section 5.3[,] a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

    [[(e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.]]

    Section 5.4[-][[.]] No Bond Required [of Trustees]. No Trustee[[, Trustee Emeritus or officer]] shall be obligated to give any bond or other security for the performance of any of his [[or her]] duties hereunder.

    Section 5.5[-][[.]] No Duty of Investigation; Notice in Trust Instruments[, etc]. No purchaser, lender, [[shareholder servicing agent,]] Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees [[or officers]] shall recite that the same is executed or made by them not individually, but as [[or on behalf of]] Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees[[, officers]] or Shareholders individually, but bind only the [trust] [[Trust]] estate, and may contain any further recital [which they or he may deem] [[deemed]] appropriate, but the omission of such recital shall not operate to bind any of the Trustees[[, officers]] or Shareholders individually. The Trustees [shall at all times] [[may]] maintain insurance for the protection of the Trust Property, [the Trust's] Shareholders, Trustees, [[Trustees Emeritus,]] officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

    Section 5.6[-][[. Good Faith Action;]] Reliance on Experts[, etc.][[. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.]] Each Trustee and officer or employee of the Trust shall, in the performance of his [[or her]] duties, be [[under no liability and]] fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon [an opinion] [[advice]] of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, [[custodian, any shareholder servicing agent,]] selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

    [[Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.]]

    [[Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.]]

                                  ARTICLE VI
                        SHARES OF BENEFICIAL INTEREST

    Section 6.1[-][[.]] Beneficial Interest. The interest of the beneficiaries hereunder [shall] [[may]] be divided into transferable Shares of Beneficial Interest (without par value), which [shall] [[may]] be divided into one or more series [[and classes]] as provided in [Section] [[Sections]] 6.9 [[and 6.10]] hereof. The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

    Section 6.2[-][[.]] Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series or class of Shares. [[By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.]]

    Section 6.3[-][[.]] Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

    Section 6.4[-][[.]] Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with[[,]] the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of any series [[or class]] into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series [[or class]]. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

    Section 6.5[-][[.]] Register of Shares. A register [[or registers]] shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses [[(which may be addresses for electronic delivery)]] of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to [him as][[that Shareholder as provided]] herein or in the By-Laws [provided], until [he] [[the Shareholder]] has given his [[or her]] address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

    Section 6.6[-][[.]] Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by [his] [[the record holder's]] agent thereunto [duly] authorized in writing, upon delivery to the Trustees or[[, if there is a Transfer Agent with respect to such Shares,]] the Transfer Agent of a duly executed instrument of transfer[,] together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

    Any [person] [[Person]] becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

    Section 6.7[-][[.]] Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given [[(i)]] if mailed, postage prepaid, addressed to any Shareholder of record at [his] [[the Shareholder's]] last known address as recorded on the register of the Trust[[, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.]]

    Section 6.8[-][[.]] Voting Powers. The Shareholders shall have power to vote only (i) for the [[election of Trustees when that issue is submitted to Shareholders, and for the]] removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract [as provided in Section 4.1 hereof] [[on which a shareholder vote is required by the 1940 Act]], (iii) with respect to termination of the Trust [[or any series or class to the extent and]] as provided in Section 9.2 hereof, (iv) with respect to any amendment of [this] [[the]] Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets [[to the extent and]] as provided in Section
9.4 [and 9.6 ]hereof, (vi)[ with respect to incorporation of the Trust or any series] [to the extent and as provided in Sections 9.5 and 9.6 hereof, (vii)] to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and [(viii)][[(vii)]] with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any [state] [[other regulator having jurisdiction over the Trust]], or as the Trustees may consider necessary or desirable.

    [Each whole Share]

    [[A Shareholder of each series or class]] shall be entitled to one vote [as to any] [[for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each]] matter on which [it] [[such Shareholder]] is entitled to vote and each fractional [Share] [[dollar amount]] shall be entitled to a proportionate fractional vote, except that [[the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.]] Shares held in the treasury of the Trust shall not be voted.

    [[Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the voting power of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.]]

    [[Shares of all series shall be voted in the aggregate on any matter submitted to a vote of the Shareholders of the Trust except as provided in
Section 6.9(g) hereof.]] There shall be no cumulative voting in the election of Trustees. Until Shares are issued [[and during any period when no Shares are outstanding]], the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

    Section 6.9[-][[.]] Series [Designation] [[of Shares]]. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

    (a) All Shares shall be identical [[(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section
6.10 hereof)]] except that there may be such variations [as shall be fixed and determined] [[between different series as are approved]] by the Trustees [between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.] [[and as are consistent with applicable law.]]

    (b) The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any [unissued Shares or any][[Shares of any series, including outstanding Shares, unissued Shares and]] Shares previously issued and reacquired [of any series][[,]] into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

    (c) All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits[,] and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. [[No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.]]

    (d) The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees[[,]] in their sole discretion[[,]] deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

    (e) The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section
3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series [which is hereinafter described].

    (f) Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be [daily] [[monthly]] or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series[,] only[[,]] from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series.[ All][[ Subject to differences among classes, all]] dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number [[and value]] of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.[ A Shareholder of a particular series of the Trust shall not be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series of the Trust.]

    (g) Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares [[of all series]] then entitled to vote shall be voted in the aggregate, except that
(i) when required by the 1940 Act to be voted by individual series [[or class]], Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that [the] [[a]] matter affects only the interests of Shareholders of [one or more] [[particular]] series [[or classes of Shares]], only Shareholders of such series [[or classes of Shares, as applicable,]] shall be entitled to vote thereon.

    [(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.]

    [The series of Shares established and designated pursuant to this Section
6.9 and existing as of the date hereof are set forth in Annex A hereto.]

    [Section 6.10 - Class Designation.]

    [[Section 6.10. Classes of Shares.]] The Trustees may, in their discretion, authorize the division of Shares of the Trust (or any series of the Trust) into one or more classes[[, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time]]. All Shares of a class shall be identical with each other and with the Shares of each other class of the Trust or the same series of the Trust (as applicable), except for such variations between classes as may be approved by the Board of Trustees and [permitted] [[not prohibited]] by the 1940 Act [or pursuant to any exemptive order issued by the Securities and Exchange Commission. The classes of Shares established pursuant to this Section 6.10 and][[.]]

    [[Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. Subject to Section
9.2 hereof, the Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.]]

    [[The series of Shares]] existing as of the date hereof are set forth in [Annex] [[Appendix A hereto.]]

    [[The classes of Shares of each series existing as of the date hereof are set forth in Appendix]] B hereto.

                                 ARTICLE VII
                                 REDEMPTIONS

    Section 7.1[- Redemption of Shares.][[. Redemptions]][[.]] All Shares [of the Trust] shall be redeemable[, at the] [[based on a]] redemption price determined in [the manner set out in this][[accordance with this Section 7.1 and Article VIII of the]] Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon [[acceptance of]] the appropriately verified [written] application of the record holder thereof (or upon such other form of request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective [prospectus] [[registration statement]] under the Securities Act of 1933 [[and the 1940 Act]]. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, [[in the Trust's registration statement]] regarding the redemption of Shares [in the Trust's then effective prospectus under the Securities Act of 1933.]

    [Section 7.2 - Price]. Shares shall be redeemed at [their] [[the]] net asset value [[thereof next]] determined [as set forth in Article VIII hereof as] [[after acceptance]] of such [time as the Trustees shall have theretofore prescribed by resolution. In the absence of such resolution, the] [[request, less any applicable]] redemption [price of Shares deposited shall be the net asset value of such Shares next determined as set forth in Article VIII hereof after receipt of such application.] [[fee or sales charge as permitted under applicable law.]]

    [Section 7.3 - Payment. Payment of the redemption price of]

    [[Subject to Section 7.2 hereof, payment for said]] Shares [of any series] shall be made [[to the Shareholder]] in cash or in property [out of the assets of such series to the Shareholder of record] at such time and in [the] [[such]] manner[,] not inconsistent with the 1940 Act or other applicable [laws, as may be specified from time to time in the Trust's then effective prospectus under the Securities Act of 1933, subject to the provisions of
Section 7.4 hereof.] [[law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.]]

    Section [[7.2.]] Suspension of [[Right of Redemption]][[.]] [If, pursuant to Section 7.6 hereof, the Trustees shall] [[The Trust may]] declare a suspension of the [determination of net asset value, the rights of Shareholders (including those who shall have applied for] [[right of redemption or postpone the date of payment of the]] redemption [pursuant to
Section 7.1 hereof but who shall not yet have received payment) to have Shares redeemed and paid for by] [[proceeds of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as]] the Trust shall [be suspended until ][[specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw the Shareholder's request for redemption or receive payment based on the net asset value existing after]] the termination of [such suspension is declared. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored and withdraw any certificates on deposits. The redemption price of Shares for which redemption applications have not been revoked shall be the net asset value of such Shares next determined as set forth in Article VIII after the termination of such suspension, and payment shall be made within seven days after the date upon which the application was made plus the period after such applications during which the determination of net asset value was suspended.] [[the suspension.]]

    Section [[7.3.]][ 7.5 ]Redemption of Shares [in Order to Qualify as Regulated Investment Company]; Disclosure of Holding. [If the] [[The]] Trustees [shall, at any time and in good faith, be of the opinion] [[may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to,
(i) the determination of the Trustees]] that direct or indirect ownership of Shares [or other securities of the Trust] [[of any series]] has or may become concentrated in [any Person] [[such Shareholder]] to an extent [which] [[that]] would disqualify [the Trust or any] [[that]] series [of the Trust] as a regulated investment company under the Internal Revenue Code[, then the Trustees shall have the power by lot or other means deemed equitable by them
(i) to call for redemption by any such Person a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect] [[of 1986, as amended (or any successor statute thereto),
(ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares, or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that]] ownership of Shares [or other securities] [[by a particular Shareholder is not in the best interests of the remaining Shareholders]] of the Trust [into conformity with the requirements for such qualification and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification] [[or applicable series or class]]. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 [[hereof]].

    The holders of Shares [of] [[or]] other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code [[of 1986, as amended (or any successor statute)]], or to comply with the requirements of any other [[law or regulation, and such ownership of Shares may be disclosed by the Trustees if so requested by such law or regulation.]] [taxing authority.]

    [Section 7.6 - Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit suspension of the right of redemption or postponement of the date of payment or redemption; provided that applicable rules and regulations of the Commission shall govern as to whether conditions prescribed in (ii), (iii), or
(iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment on redemption until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of a suspension of the right of redemption a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension as provided in Section 7.4 hereof.]

                                 ARTICLE VIII
DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS[[; REDUCTION IN
                                   SHARES]]

    [[The]] [Subject to Section 6.9 hereof, the] Trustees, in their absolute discretion, may prescribe and shall set forth in the By-[Laws] [[laws]] or in a duly adopted vote of the Trustees such bases and times for determining the per Share [or] net asset value of the Shares [of any series] or net income [attributable to the Shares of any series], or the declaration and payment of dividends and distributions [on the Shares of any series], as they may deem necessary or desirable. [[With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.]]

                                  ARTICLE IX
           DURATION; TERMINATION OF TRUST; AMENDMENT; MERGERS, ETC.

    Section 9.1[-][[.]] Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

    Section 9.2[-][[.]] Termination of Trust. (a) The Trust may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the Shares outstanding and entitled to vote] its Shares,(4) or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust[[, or any class of any series,]] may be terminated [[at any time]] (i) by [the affirmative vote] [[a Majority Shareholder Vote]] of the holders of [not less than two-thirds of the] Shares [outstanding and entitled to vote] of that series [[or class]], or (ii) by the Trustees by written notice to the Shareholders of that series [[or class]].(5) Upon the termination of the Trust or any series of the Trust:

------------
(4) Clause (i) already appeared in Limited Maturity Fund and Municipal Series Trust.

(5) In Limited Maturity Fund and Municipal Series Trust, this sentence read "Any series of the Trust may be terminated (i) by a Majority Shareholder Vote of the holders of Shares of that series or (ii) by the Trustees by written notice to the Shareholders of that series."

    (i) The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

    (ii) The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all the powers of the Trustees under [this] [[the]] Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more [persons] [[Persons]] at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; [provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof,] and [any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof; and]

    (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

[[The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any class.]]

    (b) After termination of the Trust or series [[or class]] and distribution to the Shareholders of the Trust or series [[or class]] as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series [[or class]], and the rights and interests of all Shareholders of the Trust or series [[or class]] shall thereupon cease.

    Section 9.3[-][[.]] Amendment Procedure. (a) [This Declaration may be amended by a Majority] [[Except as specifically provided herein, the Trustees may, without any]] Shareholder [Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of] [[vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,]] the [Trust. The] Trustees may [also amend this Declaration][[,]] without [the vote or consent of Shareholders] [[any Shareholder vote, amend the Declaration]] to designate [series in accordance with Section 6.9 hereof] [[or redesignate series or classes]], to change the name [[or principal office]] of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable[[,]] to conform [this] [[the]] Declaration to the requirements of applicable [federal laws or regulations or the requirements of the regulated investment company provisions of] [[law, including the 1940 Act and]] the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing [[to do so. Shareholders]] [so to do.]

    [(b) No amendment which the Trustees] shall have [determined shall affect the rights, privileges or interests of holders of a particular series of Shares, but not the rights, privileges or interests of holders of Shares of the Trust generally, may be made except with the vote or consent by][[the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 9.3(a) or (b); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall require]] a Majority Shareholder Vote of [[the Shareholders]] [such series.]

    [(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation] of the Trust [or by diminishing or eliminating any voting rights pertaining thereto, except with a Majority Shareholder Vote of Shares or series of Shares.][[, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders of such series or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.]]

    [[(b)]] Nothing contained in [this] [[the]] Declaration shall permit the amendment of [this] [[the]] Declaration to impair the exemption from personal liability of the Shareholders, [[former Shareholders,]] Trustees, [[Trustees Emeritus,]] officers, employees and agents of the Trust or to permit assessments upon Shareholders [[or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.]]

    [[(c)]] [(d)] A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders [[(if applicable)]] or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

    [(e)] [[(d)]] Notwithstanding any other provision hereof, until such time as [a Registration Statement under] [[Shares of a particular series or class are first issued]] the [Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this] Declaration may be [[terminated or]] amended in any respect [[as to that series or class, and as to any series or class in which Shares are not outstanding,]] by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

    Section 9.4[-][[.]] Merger, Consolidation and Sale of Assets.

    {TRUST I, TRUST II, TRUST VI, TRUST VIII AND LIMITED MATURITY FUND:

    [The Trust][[Subject to applicable law and except as otherwise provided in
Section 9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property[,] [[(or all or substantially all of the Trust Property allocated or belonging to a particular series or class of the Trust)]] including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the holders of not less than two-thirds of the Shares outstanding and entitled to vote] [[a Majority Shareholder Vote of all series]] of the Trust[, or such other vote as may be established in the Trustees with respect to any series of Shares, or by an instrument or instruments in writing] [[voting as a single class if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,]] without a meeting, [consented to by] [[of]] the holders of [not less than two-thirds of the Shares] [[Shares representing a majority of the voting power of the]] outstanding [and entitled to vote] [[Shares of all series]] of the Trust [; provided, however, that if] [[voting as a single class, or of the particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote of the holders of a majority of the Shares outstanding and entitled to vote, or such other vote as may be established by the Trustees with respect to any series of Shares, shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]] Nothing contained herein shall be construed as requiring approval of [shareholders] [[Shareholders for any recapitalization or reclassification of any series or class,]] for any sale of assets in the ordinary course of the business of the Trust[[, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]}


    {MUNICIPAL SERIES TRUST:


    [The Trust] [[Subject to applicable law and except as otherwise provided in
Section 9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series [[or class]] of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the vote of the holders of two-thirds of the outstanding Shares] [[a Majority Shareholder Vote]] of all series of the Trust voting as a single class[, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing] [[if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,]] without a meeting [consented to by the vote][[,]] of the holders of [two-thirds] [[Shares representing a majority of the voting power]] of the outstanding Shares of all series of the Trust voting as a single class[[,]] or of the [affected series of the Trust, as the case may be; provided, however, that if] [[particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote or written consent by Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.]] Nothing contained herein shall be construed as requiring approval of Shareholders for any [[recapitalization or reclassification of any series or class, for any]] sale of assets in the ordinary course of the business of the Trust[[, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]}


{MUNICIPAL SERIES TRUST:


    [The Trust] [[Subject to applicable law and except as otherwise provided in
Section 9.5 hereof, the Trust or any series or class thereof]] may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series [[or class]] of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized [[(a)]] at any meeting of Shareholders called for such purpose by [the vote of the holders of two-thirds of the outstanding Shares] [[a Majority Shareholder Vote]] of all series of the Trust voting as a single class[, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing] [[if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,]] without a meeting [consented to by the vote][[,]] of the holders of [two-thirds] [[Shares representing a majority of the voting power]] of the outstanding Shares of all series of the Trust voting as a single class[[,]] or of the [affected series of the Trust, as the case may be; provided, however, that if] [[particular series or class as described above. Any]] such merger, consolidation, [sale, lease or exchange is recommended by the Trustees, the vote or written consent by Majority Shareholder Vote shall be sufficient authorization; and any such merger, consolidation,] sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. [[Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemp~ tions and purchases, exchange offers, or any other method approved by the Trustees.]] Nothing contained herein shall be construed as requiring approval of Shareholders for any [[recapitalization or reclassification of any series or class, for any]] sale of assets in the ordinary course of the business of the Trust[[, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.]]}

    Section 9.5[-][[.]] Incorporation, Reorganization. [With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may] [[The Trustees may, without the vote or consent of Shareholders,]] cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust [[(or series or class of a trust)]], unit investment trust, partnership, [[limited liability company,]] association or other organization to [take over] [[acquire]] all [[or a portion]] of the Trust Property [[(or all or a portion of the Trust Property allocated or belonging to a particular series or class)]] or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer [the] [[such]] Trust Property to any such corporation, trust [[(or series or class of a trust)]], partnership, [[limited liability company,]] association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. [Subject to Section 9.4 hereof, the] [[The]] Trustees may also[[, without the vote or consent of Shareholders,]] cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust [[(or series or class of a trust)]], partnership, association or other organization if and to the extent permitted by law. [Nothing contained in] [[The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to]] this Section 9.5[[. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,]] [shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.]

    [Section 9.6 - Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or] exchange [all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction] [[offers]], or any other [trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the Shares or securities thereof or otherwise.] [[method approved by the Trustees.]]

                                  ARTICLE X
          [REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS]

    [The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.]

    [Whenever ten or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply]
[to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to
Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either:]

    [(a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or]

    [(b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.]

                                [ARTICLE XI]
                                MISCELLANEOUS

    Section [11.1 -][[10.1.]] Filing. [This] [[The]] Declaration[, as amended,] and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate[[, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto]]. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by [a] [[an officer or]] Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some [later] [[other]] time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

    Section [11.2 -][[10.2.]] Governing Law. [This] [[The]] Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.[[ The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.]]

    [[Section 10.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.]]

    Section [11.3 -][[10.4.]] Counterparts. [This] [[The]] Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

    Section [11.4 -][[10.5.]] Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust[[,]] appears to be [a] [[an officer or]] Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of [this] [[the]] Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner [relate] [[relates]] to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

    Section [11.5 -][[10.6.]] Provisions in Conflict with Law or Regulations.

    (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company [[or other]] provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

    (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ___day of _______, ______.]]

                                                  [[{Trustee Signature Lines}]]

                                                       [ANNEX A] [[APPENDIX A]]
                                                                   ----------

                             [[ESTABLISHMENT AND
                      DESIGNATION OF SERIES OF SHARES OF
                 BENEFICIAL INTEREST (WITHOUT PAR VALUE)]](6)

------------
(6) Limited Maturity Fund did not contain an appendix designating series.

    [Pursuant to Section 6.9 of the Declaration, the][[The]] Trustees of the Trust [have][[, acting pursuant to the Trust's Declaration, have previously]] established and designated [______] [[the]] series
[[(each, a "Fund")]] of Shares [(as defined in the Declaration), such series to have the following special and relative rights:] [[of Beneficial Interest listed below.]]

    1. The [series are designated:] [[Funds are _________________.(7)]]

------------
(7) Names of funds have been omitted.

    2. [[Each]] Fund [The series] shall be authorized to [invest in] [[hold]] cash, [[invest in]] securities, instruments and other property [[and use investment techniques]] as from time to time described in the Trust's then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of [such series] [[the Fund]]. Each Share of [the series] [[each Fund]] shall be redeemable[,] [[as provided in the Declaration. Subject to differences among classes, each Share of each Fund]] shall be entitled to [one] vote [or fraction thereof in respect of a fractional share] on matters on which Shares of the [series] [[Fund]] shall be entitled to vote
[[as provided in Section 6.8 of the Trust's Declaration of Trust]], shall represent a [[pro rata]] beneficial interest in the assets allocated or belonging to the [series] [[Fund]], and shall be entitled to receive its [[pro rata]] share of the net assets of the [series] [[Fund]] upon liquidation of the [series] [[Fund]], all as provided in Section 6.9 of the Declaration of Trust. [[The proceeds of sales of Shares of each Fund, together with any income and gain thereon, less any diminution or expenses thereof, shall irrevocably belong to the Fund, unless otherwise required by law.]]

    3. Shareholders of [the series] [[each Fund]] shall vote separately as a class on any matter to the extent required by, and any matter shall [be deemed to] have been [[deemed]] effectively acted upon with respect to the [series] [[Fund]] as provided in[[,]] Rule 18f-2, as from time to time in effect, under the [Investment Company Act of 1940, as amended,] [[1940 Act]] or any successor rule, and [by] the Declaration [of Trust].

    4. The assets and liabilities of the Trust shall be allocated among [the previously established and existing] [[each Fund and any]] series of the Trust [and this series] [[designated in the future]] as set forth in
Section 6.9 of the Declaration [of Trust].

    5. Subject to the provisions of Section 6.9 and Article IX of the Declaration [of Trust], the Trustees (including any successor Trustees) shall have the right at any time and from time to time to reallocate assets and expenses or to change the designation of [any series now or hereafter created] [[each Fund]], or to otherwise change the special and relative rights of [any such series.] [[each Fund.]]

    [[6. Any Fund may be terminated by the Trustees at any time by written notice to the Shareholders of the Fund in accordance with Article IX of the Declaration.]]

    [[IN WITNESS WHEREOF, the undersigned have executed this instrument as of the ________ day of ________, ________.]]

[[{Trustee signature lines}]]

                                                     [ANNEX B] [[APPENDIX B]]
                                                                 ----------

                         [[ESTABLISHMENT AND DESIGNATION
                                  OF CLASSES]]

    Pursuant to Section 6.10 of the Declaration [of Trust], the Trustees have divided the [shares] [[Shares]] of each series of the Trust[,] to create [__________] [[the]] classes of [shares] [[Shares]], within the meaning of Section 6.10, [as follows:] [[listed below.]]

    1. The [_______] classes of [shares] [[Shares]] are designated [[_________________.(8)]]

------------
(8) Names of classes have been omitted.

    2. [[Shares of each class are]] entitled to all the rights and preferences accorded to [shares] [[Shares]] under the Declaration[[.
The designation of classes hereby shall not impair the power of the Trustees from time to time to designate additional classes of shares.]][;]

    [[3.]] [The purchase price of shares of the class] [[For Shares of each class, the purchase price]], the method of determination of the net asset value [of shares of the class], the price, [[the]] terms and manner of redemption [of shares of the class], any conversion feature [of shares of the class], [and] the relative dividend rights of holders [of shares of the class] [[thereof, and any other rights, privileges, features or qualifications,]] shall be established by the Trustees of the Trust in accordance with the Declaration and shall be set forth in the current prospectus and statement of additional information of the Trust or any series thereof [[relating to the applicable series]], as amended from time to time, contained in the Trust's registration statement under the Securities Act of 1933, as amended.

    4. [Shares of the class shall vote together as a single class except that shares of a class may vote separately on matters affecting only that class and shares of a class not affected by a matter will not vote on that matter.] [[Subject to the applicable provisions of the 1940 Act and the Declaration, the Trustees may from time to time modify the preferences, voting powers, rights and privileges of any of the classes designated hereby without any action or consent of Shareholders.]]

    5. A class of [shares] [[Shares]] of any series of the Trust may be terminated by the Trustees [[at any time]] by written notice to the Shareholders of the class [[in accordance with Article IX of the Declaration.]]

    IN WITNESS WHEREOF, the undersigned have executed this instrument [this ___ day of][[as of the ___ day of ______, ___.]]


[[{Trustee signature lines}]]

                                                                    APPENDIX B

                       FUNDAMENTAL POLICIES TO APPLY TO
                     EACH FUND UPON SHAREHOLDER APPROVAL

A Fund may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Senior Securities: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (4) Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (5) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

Each Fund, other than the MFS Global Telecommunications Fund and the MFS Utilities Fund, may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the MFS Cash Reserve Fund, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The MFS Global Telecommunications Fund may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund will invest at least 25% of its total assets in a group of related telecommunications industries.

The MFS Utilities Fund may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund will invest at least 25% of its total assets in the utilities industry.

                                                                    APPENDIX C

                 CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                         PROPOSED ACTION TO BE TAKEN

(1) INVESTMENT POLICIES THAT APPLY TO THE MFS ALABAMA MUNICIPAL BOND FUND, THE MFS ARKANSAS MUNICIPAL BOND FUND, THE MFS CALIFORNIA MUNICIPAL BOND FUND, THE MFS FLORIDA MUNICIPAL BOND FUND, THE MFS GEORGIA MUNICIPAL BOND FUND, THE MFS MARYLAND MUNICIPAL BOND FUND, THE MFS MASSACHUSETTS MUNICIPAL BOND FUND, THE MFS MISSISSIPPI MUNICIPAL BOND FUND, THE MFS NEW YORK MUNICIPAL BOND FUND, THE MFS NORTH CAROLINA MUNICIPAL BOND FUND, THE MFS PENNSYLVANIA MUNICIPAL BOND FUND, THE MFS SOUTH CAROLINA MUNICIPAL BOND FUND, THE MFS TENNESSEE MUNICIPAL BOND FUND, THE MFS VIRGINIA MUNICIPAL BOND FUND AND THE MFS WEST VIRGINIA MUNICIPAL BOND FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Funds may not:                                                     Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow money or pledge, mortgage or hypothecate assets of the      Borrow Money: borrow money except to the extent such
Fund, except that as a temporary measure for extraordinary or          borrowing is not prohibited by the 1940 Act and exemptive
emergency purposes it may borrow in an amount not to exceed 1/3        orders granted under such Act.
emergency purposes it may borrow in an amount not to exceed 1/3 amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that the Trust would borrow money on behalf of a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction,
collateral arrangements with respect to options, Futures
Contracts and Options on Futures Contracts and payment of initial and variation margin in connection therewith are not considered a pledge of assets); (for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions"
below);(1)
------------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on           It is proposed that this fundamental policy be removed.
margin, except that the Trust may obtain such short-term credit on behalf of a Fund as may be necessary for the clearance of purchases and sales of securities and except that the Trust may make deposits on behalf of a Fund on margin in connection with
Options, Futures Contracts and Options on Futures Contracts;
-----------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell any put or call option or any combination         It is proposed that this fundamental policy be removed.
thereof, provided that this shall not prevent the purchase,
ownership, holding or sale of Futures or the writing (in the case of each Fund except the California Fund), purchasing and selling of puts, calls or combination thereof with respect to securities and Futures Contracts;
-----------------------------------------------------------------------------------------------------------------------------------
(4) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Trust may technically be deemed an underwriter under the        persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the
                                                                       Fund may technically be deemed an underwriter under the
                                                                       Securities Act of 1933, as amended, in selling a portfolio security.
-----------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons except by purchase of debt             Make Loans: make loans except to the extent not prohibited
instruments consistent with a Fund's investment policies or except     by the 1940 Act and exemptive orders granted under such Act.
through the use of repurchase agreements or the purchase of
short-term obligations and provided that not more than 10% of a
Fund's total assets will be invested in repurchase agreements maturing in more than seven days;
-----------------------------------------------------------------------------------------------------------------------------------
(6) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured
interests therein), interests in oil, gas or mineral leases,           by real estate or interests therein and securities of
commodities or commodity contracts (except in connection with          companies, such as real estate investment trusts, which deal
Futures Contracts, Options on Futures Contracts and, in the case       in real estate or interests therein), interests in oil, gas
of each Fund except the California Fund, options) in the ordinary      or mineral leases, commodities or commodity contracts
course of business (the Trust reserves the freedom of action to        (excluding currencies and any type of option, Futures
hold for a Fund's portfolio and to sell real estate acquired as a      Contracts and Forward Contracts) in the ordinary course of
result of that Fund's ownership of securities);                        its business. The Fund reserves the freedom of action to
                                                                       hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of
                                                                       option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
-----------------------------------------------------------------------------------------------------------------------------------
(7) purchase securities of any issuer if such purchase at the time     It is proposed that this fundamental policy be removed.
thereof would cause more than 10% of the voting securities of such issuer to be held by any Fund; or
-----------------------------------------------------------------------------------------------------------------------------------
(8) issue any senior security (as that term is defined in the          Senior Securities: issue any senior securities except to the
Investment Company Act of 1940 (the "1940 Act")) if such issuance      extent not prohibited by the 1940 Act and exemptive orders
is specifically prohibited by the 1940 Act or the rules and            granted under such Act. For purposes of this restriction,
regulations promulgated thereunder.                                    collateral arrangements with respect to any type of swap,
                                                                       option, Forward Contracts and Futures Contracts and
                                                                       collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------

                                                                       It is proposed that this fundamental policy be added:

                                                                       Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------
(1) This refers to a section in the Funds' current registration statement.

(2) INVESTMENT POLICIES THAT APPLY TO THE MFS CASH RESERVE FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow money in an amount in excess of 331/3% of its total         Borrow Money: borrow money except to the extent such
assets, and then only as a temporary measure for extraordinary or      borrowing is not prohibited by the 1940 Act and exemptive
emergency purposes, or pledge, mortgage or hypothecate an amount       orders granted under such Act.
of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Invest more than 25% of its total assets (taken at market          Industry Concentration: purchase any securities of an issuer
value) in any one industry; provided, however, that (a) there is       in a particular industry if as a result 25% or more of its
no limitation in respect to investments in obligations issued or       total assets (taken at market value at the time of purchase)
guaranteed by the U.S. Government or its agencies or                   would be invested in securities of issuers whose principal
instrumentalities and (b) the Fund may invest up to 75% of its         business activities are in the same industry. This
assets in all finance companies as a group, all bank and bank          restriction shall not apply to securities or obligations
holding companies as a group and all utility companies as a group      issued or guaranteed by banks or bank holding companies,
when in the opinion of the Adviser yield differentials and money       finance companies, or utility companies.
market conditions suggest and when cash is available for such investment and instruments are available for purchase which
fulfill the Fund's objective in terms of quality and
marketability.
------------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities of companies, such as real          purchase or sell real estate (excluding securities secured by
estate investment trusts, which deal in real estate or interests       real estate or interests therein and securities of companies,
therein and securities secured by real estate), or mineral             such as real estate investment trusts, which deal in real
leases, commodities or commodity contracts in the ordinary course      estate or interests therein), interests in oil, gas or
of its business. The Fund reserves the freedom of action to hold       mineral leases, commodities or commodity contracts (excluding
and to sell real estate or mineral leases, commodities or              currencies and any type of option, Futures Contracts and
commodity contracts acquired as a result of the ownership of           Forward Contracts) in the ordinary course of its business.
securities.                                                            The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity
                                                                       contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except by the purchase of              Make Loans: make loans except to the extent not prohibited by
obligations in which the Fund is authorized to invest and by           the 1940 Act and exemptive orders granted under such Act.
entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30%
of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The
Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these
purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at         It is proposed that this fundamental policy be removed.
the time thereof, would cause more than 5% of its total assets
(taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United
States, any state or political subdivision thereof, or any
political subdivision of any such state, or any agency or
instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.
------------------------------------------------------------------------------------------------------------------------------------
(7) Purchase securities of any issuer (other than securities           It is proposed that this fundamental policy be removed.
issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose all indebtedness of an issuer maturing in less than one year shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
------------------------------------------------------------------------------------------------------------------------------------
(8) Invest for the purpose of exercising control or management.        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(9) Purchase or retain in its portfolio any securities issued by       It is proposed that this fundamental policy be removed.
an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the
purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such
shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
(10) Purchase any securities or evidences of interest therein on       It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.
------------------------------------------------------------------------------------------------------------------------------------
(11) Make short sales of securities.                                   It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(12) Purchase securities issued by any other registered                It is proposed that this fundamental policy be removed.
investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;
provided, however, that the Fund will not purchase such
securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be
invested in the securities of such issuers; and, provided
further, that the Fund will not purchase securities issued by an open-end investment company.
------------------------------------------------------------------------------------------------------------------------------------
(13) Write, purchase or sell any put or call option.                   It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(14) Issue any senior security (as that term is defined in the         Senior Securities: issue any senior securities except to the
1940 Act), if such issuance is specifically prohibited by the          extent not prohibited by the 1940 Act and exemptive orders
1940 Act or the rules and regulations promulgated thereunder.          granted under such Act. For purposes of this restriction,
                                                                       collateral arrangements with respect to any type of swap,
                                                                       option, Forward Contracts and Futures Contracts and
                                                                       collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------

(3) INVESTMENT POLICIES THAT APPLY TO THE MFS CORE GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 331/3% of its assets including         Borrow Money: borrow money except to the extent such
amounts borrowed;                                                      borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 ("1933 Act") in selling a portfolio             Fund may be invested in one or more investment companies, to
security;                                                              the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of option (including Options on Futures            collateral arrangements with respect to any type of swap,
Contracts, Options, Options on Stock Indices and Options on            option, Forward Contracts and Futures Contracts and
Foreign Currencies), short sale, Forward Contracts, Futures            collateral arrangements with respect to initial and variation
Contracts, any other type of futures contract, and collateral          margin are not deemed to be the issuance of a senior
arrangements with respect to initial and variation margin, are         security.
not deemed to be the issuance of a senior security;
------------------------------------------------------------------------------------------------------------------------------------
(4) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment f the Fund's assets in repurchase agreements shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(4) INVESTMENT POLICIES THAT APPLY TO THE MFS GLOBAL ASSET ALLOCATION FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed, and then only as a temporary measure for             borrowing is not prohibited by the 1940 Act and exemptive
extraordinary or emergency purposes.                                   orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding currencies, any type of option,         mineral leases, commodities or commodity contracts (excluding
any type of futures contract, and Forward Contracts) in the            currencies and any type of option, Futures Contracts and
ordinary course of its business. The Fund reserves the freedom of      Forward Contracts) in the ordinary course of its business.
action to hold and to sell real estate, mineral leases,                The Fund reserves the freedom of action to hold and to sell
commodities or commodity contracts (including currencies, any          real estate, mineral leases, commodities or commodity
type of option, any type of futures contract, and Forward              contracts (including currencies and any type of option,
Contracts) acquired as a result of the ownership of securities.        Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940        Senior Securities: issue any senior securities except to the
Act. (For purposes of this restriction, collateral arrangements        extent not prohibited by the 1940 Act and exemptive orders
with respect to any type of option, any type of swap agreement,        granted under such Act. For purposes of this restriction,
Forward Contracts and any type of futures contract and collateral      collateral arrangements with respect to any type of swap,
arrangements with respect in initial and variation margin are not      option, Forward Contracts and Futures Contracts and
deemed to be the issuance of a senior security).                       collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons. For these purposes the purchase       Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, and the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result 25% or more of its gross assets would be      in a particular industry if as a result 25% or more of its
invested in securities of issuers whose principal business             total assets (taken at market value at the time of purchase)
activities are in the same industry (except for obligations            would be invested in securities of issuers whose principal
issued or guaranteed by the U.S. Government or its agencies,           business activities are in the same industry.
authorities or instrumentalities and repurchase agreements
collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(5) INVESTMENT POLICIES THAT APPLY TO THE MFS GLOBAL GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed, and then only as a temporary measure for             borrowing is not prohibited by the 1940 Act and exemptive
extraordinary or emergency purposes;                                   orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the 1940        Senior Securities: issue any senior securities except to the
Act. For purposes of this restriction, collateral arrangements         extent not prohibited by the 1940 Act and exemptive orders
with respect to any type of option (including Options on Futures       granted under such Act. For purposes of this restriction,
Contracts, Options, Options on Stock Indices and Options on            collateral arrangements with respect to any type of swap,
Foreign Currencies), Forward Contracts, Futures Contracts, any         option, Forward Contracts and Futures Contracts and
other type of futures contract, and collateral arrangements with       collateral arrangements with respect to initial and variation
respect to initial and variation margin are not deemed to be the       margin are not deemed to be the issuance of a senior
issuance of a senior security;                                         security.
------------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(6) INVESTMENT POLICIES THAT APPLY TO THE MFS GLOBAL TELECOMMUNICATIONS FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its total assets            Borrow Money: borrow money except to the extent such
including amounts borrowed.                                            borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940        Senior Securities: issue any senior securities except to the
Act. For purposes of this restriction, collateral arrangements         extent not prohibited by the 1940 Act and exemptive orders
with respect to any type of option (including Options on Futures       granted under such Act. For purposes of this restriction,
Contracts, Options, Options on Stock Indices and Options on            collateral arrangements with respect to any type of swap,
Foreign Currencies), short sale, Forward Contracts, Futures            option, Forward Contracts and Futures Contracts and
Contracts, any other type of futures contract, and collateral          collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margin, are         margin are not deemed to be the issuance of a senior
not deemed to be the issuance of a senior security).                   security.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons; for these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Invest 25% or more of the market value of its total assets in      Industry Concentration: purchase any securities of an issuer
securities of issuers in any one industry (excluding obligations       in a particular industry if as a result 25% or more of its
of the U.S. Government and repurchase agreements collateralized        total assets (taken at market value at the time of purchase)
by obligations of the U.S. Government), except that the Fund will      would be invested in securities of issuers whose principal
invest at least 25% of its total assets in a group of related          business activities are in the same industry, except that the
telecommunications industries.                                         Fund will invest at least 25% of its total assets in a group of related telecommunications industries.
------------------------------------------------------------------------------------------------------------------------------------

(7) INVESTMENT POLICIES THAT APPLY TO THE MFS GLOBAL TOTAL RETURN FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 10% of its gross assets, and then      Borrow Money: borrow money except to the extent such
only as a temporary measure for extraordinary or emergency             borrowing is not prohibited by the 1940 Act and exemptive
purposes, or pledge, mortgage or hypothecate its assets (taken at      orders granted under such Act.
market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward
Contracts and Options on Foreign Currencies and payments of
initial and variation margin in connection therewith are not considered a pledge of assets). While such borrowings exceed 5%
of the Fund's gross assets, no securities may be purchased;
however, the Fund may complete the purchase of securities already contracted for;
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Invest 25% or more of the market value of its total assets in      Industry Concentration: purchase any securities of an issuer
securities of issuers in any one industry;                             in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein), interests in oil, gas or mineral leases,           real estate or interests therein and securities of companies,
commodities or commodity contracts (except foreign currencies,         such as real estate investment trusts, which deal in real
Forward Contracts, Futures Contracts, options, Options on Futures      estate or interests therein), interests in oil, gas or
Contracts and Options on Foreign Currencies) in the ordinary           mineral leases, commodities or commodity contracts (excluding
course of its business. The Fund reserves the freedom of action        currencies and any type of option, Futures Contracts and
to hold and to sell real estate and commodities acquired as a          Forward Contracts) in the ordinary course of its business.
result of the ownership of securities;                                 The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity
                                                                       contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except through the lending of its      Make Loans: make loans except to the extent not prohibited by
portfolio securities and except through repurchase agreements.         the 1940 Act and exemptive orders granted under such Act.
Not more than 10% of the Fund's assets will be invested in
repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase voting securities of any issuer if such purchase, at      It is proposed that this fundamental policy be removed.
the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or
purchase securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose, all
indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;
------------------------------------------------------------------------------------------------------------------------------------
(7) Invest for the purpose of exercising control or management;        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(8) Purchase securities issued by any closed-end investment            It is proposed that this fundamental policy be removed.
company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such
purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;
------------------------------------------------------------------------------------------------------------------------------------
(9) Invest more than 5% of its assets in companies which,              It is proposed that this fundamental policy be removed.
including predecessors, have a record of less than three years'
continuous operation;
------------------------------------------------------------------------------------------------------------------------------------
(10) Purchase or retain in its portfolio any securities issued by      It is proposed that this fundamental policy be removed.
an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the
purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;
------------------------------------------------------------------------------------------------------------------------------------
(11) Purchase any securities, gold or evidences of interest            Senior Securities: issue any senior securities except to the
therein on margin, except that the Fund may obtain such short-         extent not prohibited by the 1940 Act and exemptive orders
term credit as may be necessary for the clearance of any               granted under such Act. For purposes of this restriction,
transactions and except that the Fund may make margin deposits in      collateral arrangements with respect to any type of swap,
connection with Futures Contracts, Options on Futures Contracts,       option, Forward Contracts and Futures Contracts and
options and Options on Foreign Currencies;                             collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------
(12) Sell any security which the Fund does not own unless by           It is proposed that this fundamental policy be removed.
virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the
securities sold and provided that if such right is conditional the sale is made upon the same conditions;
------------------------------------------------------------------------------------------------------------------------------------
(13) Purchase or sell any put or call option or any combination        It is proposed that this fundamental policy be removed.
thereof, provided, that this shall not prevent the purchase, ownership, holding or sale of contracts for the future delivery of securities, currencies or warrants where the grantor of the warrants is the issuer of the underlying securities or the
writing and purchasing of puts, calls or combinations thereof with respect to securities, Futures Contracts and foreign
currencies.
------------------------------------------------------------------------------------------------------------------------------------

(8) INVESTMENT POLICIES THAT APPLY TO THE MFS GOVERNMENT LIMITED MATURITY FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow money or pledge, mortgage or hypothecate in excess of       Borrow Money: borrow money except to the extent such
1/3 of its assets, and then only as a temporary measure for            borrowing is not prohibited by the 1940 Act and exemptive
extraordinary or emergency purposes or except as contemplated by       orders granted under such Act.
clause (6) below (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction,
collateral arrangements with respect to options, Futures
Contracts, Options on Futures Contracts and collateral
arrangements with respect to initial and variation margins are not considered a pledge of assets);
------------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on           It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with Futures Contracts and related options;
------------------------------------------------------------------------------------------------------------------------------------
(3) write, purchase or sell any put or call option or any              It is proposed that this fundamental policy be removed.
combination thereof, provided that this shall not prevent the writing, purchasing and selling of puts, calls or combinations thereof with respect to Government Securities and with respect to
Futures Contracts or the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell commodities or commodity contracts, except        Real Estate, Oil and Gas, Mineral Interests, Commodities:
that the Fund may purchase and sell Futures contracts and related      purchase or sell real estate (excluding securities secured by
options;                                                               real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real
                                                                       estate or interests therein), interests in oil, gas or
                                                                       mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and
                                                                       Forward Contracts) in the ordinary course of its business.
                                                                       The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity
                                                                       contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(6) make short sales of securities or maintain a short position,       It is proposed that this fundamental policy be removed.
unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's total assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of
management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options);
------------------------------------------------------------------------------------------------------------------------------------
(7) make loans to other persons except through the lending of its      Make Loans: make loans except to the extent not prohibited by
portfolio securities not in excess of 30% of its total assets          the 1940 Act and exemptive orders granted under such Act.
(taken at market value) and except through the use of repurchase agreements (for these purposes the purchase of all or a portion of an issue of debt securities in accordance with the Fund's investment objective and policies shall not be considered the making of a loan);
------------------------------------------------------------------------------------------------------------------------------------
(8) purchase securities of any issuer if such purchase at the          It is proposed that this fundamental policy be removed.
time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;
------------------------------------------------------------------------------------------------------------------------------------
(9) purchase securities of any issuer if such purchase at the          It is proposed that this fundamental policy be removed.
time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer,
(other than securities or obligations issued or guaranteed by the
United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or
instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or
------------------------------------------------------------------------------------------------------------------------------------
(10) issue any senior security (as that term is defined in the         Senior Securities: issue any senior securities except to the
Investment Company Act of 1940 (the "1940 Act")), if such              extent not prohibited by the 1940 Act and exemptive orders
issuance is specifically prohibited by the 1940 Act or the rules       granted under such Act. For purposes of this restriction,
and regulations promulgated thereunder (for the purpose of this        collateral arrangements with respect to any type of swap,
restriction, collateral arrangements with respect to options,          option, Forward Contracts and Futures Contracts and
Futures Contracts and Options on Futures Contracts and collateral      collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margin are not      margin are not deemed to be the issuance of a senior
deemed to be the issuance of a senior security).                       security.
------------------------------------------------------------------------------------------------------------------------------------
The Fund has also adopted a policy which is fundamental and which      It is proposed that this fundamental policy be removed.
provides that the Fund's assets will be invested in Government
Securities and related repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       It is proposed that this fundamental policy be added:

                                                                       Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------

(9) INVESTMENT POLICIES THAT APPLY TO THE MFS JAPAN EQUITY FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its total assets            Borrow Money: borrow money except to the extent such
including amounts borrowed.                                            borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the 1940        Senior Securities: issue any senior securities except to the
Act. For purposes of this restriction, collateral arrangements         extent not prohibited by the 1940 Act and exemptive orders
with respect to any type of option (including Options on Futures       granted under such Act. For purposes of this restriction,
Contracts, Options, Options on Stock Indices and Options on            collateral arrangements with respect to any type of swap,
Foreign Currencies), short sale, Forward Contracts, Futures            option, Forward Contracts and Futures Contracts and
Contracts, any other type of futures contract, and collateral          collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margin, are         margin are not deemed to be the issuance of a senior
not deemed to be the issuance of a senior security.                    security.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons; for these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, 25% or more of its gross assets would        in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(10) INVESTMENT POLICIES THAT APPLY TO THE MFS LARGE CAP GROWTH FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow money in an amount in excess of 33 1/3% of its total        Borrow Money: borrow money except to the extent such
assets, and then only as a temporary measure for extraordinary or      borrowing is not prohibited by the 1940 Act and exemptive
emergency purposes, or pledge, mortgage or hypothecate an amount       orders granted under such Act.
of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral
arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in
connection therewith, are not considered a pledge of assets.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Concentrate its investments in any particular industry, but        Industry Concentration: purchase any securities of an issuer
if it is deemed appropriate for the attainment of its investment       in a particular industry if as a result 25% or more of its
objective, the Fund may invest up to 25% of its assets (taken at       total assets (taken at market value at the time of purchase)
market value at the time of each investment) in securities of          would be invested in securities of issuers whose principal
issuers in any one industry.                                           business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities of companies, such as real          purchase or sell real estate (excluding securities secured by
estate investment trusts, which deal in real estate or interests       real estate or interests therein and securities of companies,
therein and securities secured by real estate), or mineral             such as real estate investment trusts, which deal in real
leases, commodities or commodity contracts (except contracts for       estate or interests therein), interests in oil, gas or
the future or forward delivery of securities or foreign                mineral leases, commodities or commodity contracts (excluding
currencies and related options, and except Futures Contracts and       currencies and any type of option, Futures Contracts and
Options on Futures Contracts) in the ordinary course of its            Forward Contracts) in the ordinary course of its business.
business. The Fund reserves the freedom of action to hold and to       The Fund reserves the freedom of action to hold and to sell
sell real estate or mineral leases, commodities or commodity           real estate, mineral leases, commodities or commodity
contracts acquired as a result of the ownership of securities.         contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except by the purchase of              Make Loans: make loans except to the extent not prohibited by
obligations in which the Fund is authorized to invest and by           the 1940 Act and exemptive orders granted under such Act.
entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30%
of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The
Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these
purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at         It is proposed that this fundamental policy be removed.
the time thereof, would cause more than 5% of its total assets
(taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.
------------------------------------------------------------------------------------------------------------------------------------
(7) Purchase voting securities of any issuer if such purchase, at      It is proposed that this fundamental policy be removed.
the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or
purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all
indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
------------------------------------------------------------------------------------------------------------------------------------
(8) Invest for the purpose of exercising control or management.        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(9) Purchase or retain in its portfolio any securities issued by       It is proposed that this fundamental policy be removed.
an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the
purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
(10) Purchase any securities or evidences of interest therein on       It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts,
Forward Contracts and options on foreign currencies.
------------------------------------------------------------------------------------------------------------------------------------
(11) Sell any security which the Fund does not own unless by           It is proposed that this fundamental policy be removed.
virtue of its ownership of other securities it has at the time of sale a equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.
------------------------------------------------------------------------------------------------------------------------------------
(12) Purchase securities issued by any other registered                It is proposed that this fundamental policy be removed.
investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;
provided, however, that the Fund will not purchase such
securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be
invested in the securities of such issuers; and, provided
further, that the Fund will not purchase securities issued by an open-end investment company.
------------------------------------------------------------------------------------------------------------------------------------
(13) Write, purchase or sell any put or call option or any             It is proposed that this fundamental policy be removed.
combination thereof, provided that this shall not prevent the
Fund from writing, purchasing and selling puts, calls or
combinations thereof with respect to securities, indexes of
securities or foreign currencies, and with respect to Futures
Contracts.
------------------------------------------------------------------------------------------------------------------------------------
(14) Issue any senior security (as that term is defined in the         Senior Securities: issue any senior securities except to the
1940 Act), if such issuance is specifically prohibited by the          extent not prohibited by the 1940 Act and exemptive orders
1940 Act or the rules and regulations promulgated thereunder. For      granted under such Act. For purposes of this restriction,
the purposes of this restriction, collateral arrangements with         collateral arrangements with respect to any type of swap,
respect to options, Futures Contracts and Options on Futures           option, Forward Contracts and Futures Contracts and
Contracts and collateral arrangements with respect to initial and      collateral arrangements with respect to initial and variation
variation margins are not deemed to be The issuance of a senior        margin are not deemed to be the issuance of a senior
security.                                                              security.
------------------------------------------------------------------------------------------------------------------------------------

(11) INVESTMENT POLICIES THAT APPLY TO THE MFS MANAGED SECTORS FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its assets, and then        Borrow Money: borrow money except to the extent such
only as a temporary measure for extraordinary or emergency             borrowing is not prohibited by the 1940 Act and exemptive
purposes, or pledge, mortgage or hypothecate an amount of its          orders granted under such Act.
assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value.
For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures
Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in connection
therewith, are not considered a pledge of assets.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security.                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities of companies, such as real          purchase or sell real estate (excluding securities secured by
estate investment trusts, which deal in real estate or interests       real estate or interests therein and securities of companies,
therein and securities secured by real estate), or mineral             such as real estate investment trusts, which deal in real
leases, commodities or commodity contracts (except contracts for       estate or interests therein), interests in oil, gas or
the future or forward delivery of securities or foreign                mineral leases, commodities or commodity contracts (excluding
currencies and related options and except Futures Contracts and        currencies and any type of option, Futures Contracts and
Options on Futures Contracts) in the ordinary course of its            Forward Contracts) in the ordinary course of its business.
business. The Fund reserves the freedom of action to hold and to       The Fund reserves the freedom of action to hold and to sell
sell real estate or mineral leases, commodities or commodity           real estate, mineral leases, commodities or commodity
contracts acquired as a result of the ownership of securities.         contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(4) Make loans to other persons except by the purchase of              Make Loans: make loans except to the extent not prohibited by
obligations in which the Fund is authorized to invest and by           the 1940 Act and exemptive orders granted under such Act.
entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30%
of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) may be invested in repurchase agreements maturing in more than seven days. The
Fund may purchase all or a portion of an issue of debt securities distributed privately to financial institutions. For these
purposes the purchase of short-term commercial paper or a portion or all of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(5) Purchase the securities of any issuer if (as to 50% of the         It is proposed that this fundamental policy be removed.
value of its total assets) such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than U.S. Government securities.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase voting securities of any issuer if (as to 50% of the      It is proposed that this fundamental policy be removed.
value of its total assets) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund. For this purpose all
indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
------------------------------------------------------------------------------------------------------------------------------------
(7) Invest for the purpose of exercising control or management.        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(8) Purchase or retain in its portfolio any securities issued by       It is proposed that this fundamental policy be removed.
an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, partner, officer or Director of the Adviser, if after the
purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
(9) Purchase any securities or evidences of interest therein on        It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts,
Forward Contracts and options on foreign currencies.
------------------------------------------------------------------------------------------------------------------------------------
(10) Sell any security which the Fund does not own unless by           It is proposed that this fundamental policy be removed.
virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions.
------------------------------------------------------------------------------------------------------------------------------------
(11) Purchase securities issued by any other registered                It is proposed that this fundamental policy be removed.
investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;
provided, however, that the Fund will not purchase such
securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be
invested in the securities of such issuers; and, provided
further, that the Fund will not purchase securities issued by an open-end investment company.
------------------------------------------------------------------------------------------------------------------------------------
(12) Write, purchase or sell any put or call option or any             It is proposed that this fundamental policy be removed.
combination thereof, provided that this shall not prevent the
Fund from writing, purchasing and selling puts, calls or
combinations thereof with respect to securities, indexes of
securities or foreign currencies, and with respect to Futures
Contracts.
------------------------------------------------------------------------------------------------------------------------------------
(13) Issue any senior security (as that term is defined in the         Senior Securities: issue any senior securities except to the
1940 Act), if such issuance is specifically prohibited by the          extent not prohibited by the 1940 Act and exemptive orders
1940 Act or the rules and regulations promulgated thereunder. For      granted under such Act. For purposes of this restriction,
the purposes of this restriction, collateral arrangements with         collateral arrangements with respect to any type of swap,
respect to options, Futures Contracts and Options on Futures           option, Forward Contracts and Futures Contracts and
Contracts and collateral arrangements with respect to initial and      collateral arrangements with respect to initial and variation
variation margins are not deemed to be the issuance of a senior        margin are not deemed to be the issuance of a senior
security.                                                              security.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       It is proposed that the following fundamental policy be
                                                                       added:

                                                                       Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------

(12) INVESTMENT POLICIES THAT APPLY TO THE MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND AND THE MFS NEW YORK HIGH INCOME TAX FREE FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts from banks in excess of 33 1/3% of its total        Borrow Money: borrow money except to the extent such
assets including amounts borrowed.                                     borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Trust may technically be deemed an underwriter under the        persons, except that all or any portion of the assets of the
Securities Act of 1933, as amended (the "1933 Act"), in selling a      Fund may be invested in one or more investment companies, to
portfolio security.                                                    the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding currencies and any type of option,      mineral leases, commodities or commodity contracts (excluding
Futures Contracts and Forward Contracts) in the ordinary course        currencies and any type of option, Futures Contracts and
of business. Each Fund reserves the freedom of action to hold and      Forward Contracts) in the ordinary course of its business.
to sell real estate mineral leases, commodities or commodity           The Fund reserves the freedom of action to hold and to sell
contracts (including currencies and any type of option, Futures        real estate, mineral leases, commodities or commodity
Contracts and Forwards Contracts) acquired as a result of the          contracts (including currencies and any type of option,
ownership of securities).                                              Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(4) Issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of swap, option, Forward Contracts and             collateral arrangements with respect to any type of swap,
Futures Contracts and collateral arrangements with respect to          option, Forward Contracts and Futures Contracts and
initial and variation margin are not deemed to be the issuance of      collateral arrangements with respect to initial and variation
a senior security.                                                     margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of commercial paper, the purchase of a portion or all of an issue      the 1940 Act and exemptive orders granted under such Act.
of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
                                                                       It is proposed that this fundamental policy be added:

                                                                       Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------

(13) INVESTMENT POLICIES THAT APPLY TO THE MFS MUNICIPAL INCOME FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow money in an amount in excess of 33 1/3% of its total        Borrow Money: borrow money except to the extent such
assets, and then only as a temporary measure for extraordinary or      borrowing is not prohibited by the 1940 Act and exemptive
emergency purposes, or pledge, mortgage or hypothecate an amount       orders granted under such Act.
of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral
arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts and options on foreign currencies, and payments of initial and variation margin in
connection therewith are not considered a pledge of assets.
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Invest more than 25% of its total assets (taken at market          Industry Concentration: purchase any securities of an issuer
value) in any one industry; provided, however, that there is no        in a particular industry if as a result 25% or more of its
limitation in respect to investments in obligations issued or          total assets (taken at market value at the time of purchase)
guaranteed by the U.S. Government or its agencies or                   would be invested in securities of issuers whose principal
instrumentalities.                                                     business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or retain real estate (including limited partnership      Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities of companies, such as real          purchase or sell real estate (excluding securities secured by
estate investment trusts, which deal in real estate or interests       real estate or interests therein and securities of companies,
therein and securities secured by real estate), or mineral             such as real estate investment trusts, which deal in real
leases, commodities or commodity contracts (except contracts for       estate or interests therein), interests in oil, gas or
the future or forward delivery of securities or foreign                mineral leases, commodities or commodity contracts (excluding
currencies and related options, and except Futures Contracts and       currencies and any type of option, Futures Contracts and
Options on Futures Contracts) in the ordinary course of its            Forward Contracts) in the ordinary course of its business.
business. The Fund reserves the freedom of action to hold and to       The Fund reserves the freedom of action to hold and to sell
sell real estate or mineral leases, commodities or commodity           real estate, mineral leases, commodities or commodity
contracts acquired as a result of the ownership of securities.         contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except by the purchase of              Make Loans: make loans except to the extent not prohibited by
obligations in which the Fund is authorized to invest and by           the 1940 Act and exemptive orders granted under such Act.
entering into repurchase agreements; provided that the Fund may lend its portfolio securities representing not in excess of 30%
of its total assets (taken at market value). Not more than 10% of the Fund's total assets (taken at market value) will be subject to repurchase agreements maturing in more than seven days. For these purposes the purchase of all or a portion of an issue of debt securities shall not be considered the making of a loan.
------------------------------------------------------------------------------------------------------------------------------------
(6) Purchase the securities of any issuer if such purchase, at         It is proposed that this fundamental policy be removed.
the time thereof, would cause more than 5% of its total assets
(taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the United
States, any state or political subdivision thereof, or any
political subdivision of any such state, or any agency or
instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state.
------------------------------------------------------------------------------------------------------------------------------------
(7) Purchase securities of any issuer (other than securities           It is proposed that this fundamental policy be removed.
issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if such purchase, at the time thereof, would cause the Fund to hold more than 10% of any class of securities of such issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class.
------------------------------------------------------------------------------------------------------------------------------------
(8) Invest for the purpose of exercising control or management;        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(9) Purchase or retain in its portfolio any securities issued by       It is proposed that this fundamental policy be removed.
an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, partner, officer or Director of the Adviser, if after the
purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than  1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than  1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.
------------------------------------------------------------------------------------------------------------------------------------
(10) Purchase any securities or evidences of interest therein on       It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, options,
Forward Contracts or options on foreign currencies.
------------------------------------------------------------------------------------------------------------------------------------
(11) Sell any security which the Fund does not own unless by           It is proposed that this fundamental policy be removed.
virtue of its ownership of other securities it has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon equivalent conditions;
------------------------------------------------------------------------------------------------------------------------------------
(12) Purchase securities issued by any other registered                It is proposed that this fundamental policy be removed.
investment company or investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation;
provided, however, that the Fund will not purchase such
securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be
invested in the securities of such issuers; and, provided
further, that the Fund will not purchase securities issued by an open-end investment company.
------------------------------------------------------------------------------------------------------------------------------------
(13) Write, purchase or sell any put or call option or any             It is proposed that this fundamental policy be removed.
combination thereof, provided that this shall not prevent the
Fund from writing, purchasing and selling puts, calls or
combinations thereof with respect to securities and indexes
of securities or foreign currencies or Futures Contracts; and
further provided that this shall not prevent the Fund from
purchasing, owning, holding or selling contracts for the
future delivery of fixed income securities.
------------------------------------------------------------------------------------------------------------------------------------
(14) Issue any senior security (as that term is defined in the         Senior Securities: issue any senior securities except to the
Investment Company Act of 1940 (the "1940 Act")), if such              extent not prohibited by the 1940 Act and exemptive orders
issuance is specifically prohibited by the 1940 Act or the rules       granted under such Act. For purposes of this restriction,
and regulations promulgated thereunder. For the purpose of this        collateral arrangements with respect to any type of swap,
restriction, collateral arrangements with respect to options,          option, Forward Contracts and Futures Contracts and
Futures Contracts and Options on Futures Contracts and collateral      collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margins are         margin are not deemed to be the issuance of a senior
not deemed to be the issuance of a senior security.                    security.
------------------------------------------------------------------------------------------------------------------------------------

(14) INVESTMENT POLICIES THAT APPLY TO THE MFS NEW DISCOVERY FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed;                                                      borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a
result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of option (including Options on Futures            collateral arrangements with respect to any type of swap,
Contracts, Options, Options on Stock Indices and Options on            option, Forward Contracts and Futures Contracts and
Foreign Currencies), short sale, Forward Contracts, Futures            collateral arrangements with respect to initial and variation
Contracts, any other type of futures contract, and collateral          margin are not deemed to be the issuance of a senior
arrangements with respect to initial and variation margin, are         security.
not deemed to be the issuance of a senior security;
------------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(15) INVESTMENT POLICIES THAT APPLY TO THE MFS RESEARCH GROWTH AND INCOME FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed;                                                      borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of option (including Options on Futures            collateral arrangements with respect to any type of swap,
Contracts, Options, Options on Stock Indices and Options on            option, Forward Contracts and Futures Contracts and
Foreign Currencies), short sale, Forward Contracts, Futures            collateral arrangements with respect to initial and variation
Contracts, any other type of futures contract, and collateral          margin are not deemed to be the issuance of a senior
arrangements with respect to initial and variation margin, are         security.
not deemed to be the issuance of a security;
------------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(16) INVESTMENT POLICIES THAT APPLY TO THE MFS RESEARCH INTERNATIONAL FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed;                                                      borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of option (including Options on Futures            collateral arrangements with respect to any type of swap,
Contracts, Options, Options on Stock Indices and Options on            option, Forward Contracts and Futures Contracts and
Foreign Currencies), short sale, Forward Contracts, Futures            collateral arrangements with respect to initial and variation
Contracts, any other type of futures contract, and collateral          margin are not deemed to be the issuance of a senior
arrangements with respect to initial and variation margin, are         security.
not deemed to be the issuance of a senior security;
------------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(17) INVESTMENT POLICIES THAT APPLY TO THE MFS STRATEGIC INCOME FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow money or pledge, mortgage or hypothecate its assets,        Borrow Money: borrow money except to the extent such
except as a temporary measure for extraordinary or emergency           borrowing is not prohibited by the 1940 Act and exemptive
purposes, and in no event in excess of  1/3 of its assets (the         orders granted under such Act.
Fund will borrow money only from banks; for the purpose of this restriction, collateral arrangements with respect to options,
Futures Contracts, Options on Futures Contracts, options on
foreign currencies and collateral arrangements with respect to initial and variation margin are not considered a pledge of
assets). While borrowings exceed 5% of the Fund's gross assets, no securities may be purchased; however, the Fund may complete the purchase of securities already contracted for;
------------------------------------------------------------------------------------------------------------------------------------
(2) purchase any security or evidence of interest therein on           It is proposed that this fundamental policy be removed.
margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with Futures Contracts, Options on Futures
Contracts and options;
------------------------------------------------------------------------------------------------------------------------------------
(3) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(4) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein), interests in oil, gas or mineral leases,           real estate or interests therein and securities of companies,
commodities or commodity contracts (except currencies, currency        such as real estate investment trusts, which deal in real
options or Forward Contracts or Futures Contracts) in the              estate or interests therein), interests in oil, gas or
ordinary course of the business of the Fund (the Fund reserves         mineral leases, commodities or commodity contracts (excluding
the freedom of action to hold and to sell real estate acquired as      currencies and any type of option, Futures Contracts and
a result of the ownership of securities);                              Forward Contracts) in the ordinary course of its business.
                                                                       The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity
                                                                       contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) purchase securities of any issuer if such purchase at the          It is proposed that this fundamental policy be removed.
time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;
------------------------------------------------------------------------------------------------------------------------------------
(6) issue any senior security (as that term is defined in the          Senior Securities: issue any senior securities except to the
1940 Act), if such issuance is specifically prohibited by the          extent not prohibited by the 1940 Act and exemptive orders
1940 Act or the rules and regulations promulgated thereunder (for      granted under such Act. For purposes of this restriction,
the purpose of this restriction, collateral arrangements with          collateral arrangements with respect to any type of swap,
respect to options, Futures Contracts, Options on Futures              option, Forward Contracts and Futures Contracts and
Contracts and options on foreign currencies and collateral             collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margin are not      margin are not deemed to be the issuance of a senior
deemed to be the issuance of a senior security);                       security.
------------------------------------------------------------------------------------------------------------------------------------
(7) make loans to other persons except through the lending of its      Make Loans: make loans except to the extent not prohibited by
portfolio securities not in excess of 30% of its total assets          the 1940 Act and exemptive orders granted under such Act.
(taken at market value) and except through the use of repurchase agreements, the purchase of commercial paper or the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and restrictions;
------------------------------------------------------------------------------------------------------------------------------------
(8) make short sales of securities or maintain a short position,       It is proposed that this fundamental policy be removed.
unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market
value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options); or
------------------------------------------------------------------------------------------------------------------------------------
(9) invest more than 25% of the value of its total assets in any       Industry Concentration: purchase any securities of an issuer
industry.                                                              in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase)
                                                                       would be invested in securities of issuers whose principal business activities are in the same industry.
------------------------------------------------------------------------------------------------------------------------------------

(18) INVESTMENT POLICIES THAT APPLY TO THE MFS TECHNOLOGY FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 33 1/3% of its assets including        Borrow Money: borrow money except to the extent such
amounts borrowed;                                                      borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 ("1933 Act") in selling a portfolio             Fund may be invested in one or more investment companies, to
security;                                                              the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) issue any senior securities except as permitted by the 1940        Senior Securities: issue any senior securities except to the
Act; for purposes of this restriction, collateral arrangements         extent not prohibited by the 1940 Act and exemptive orders
with respect to any type of option (including Options on Futures       granted under such Act. For purposes of this restriction,
Contracts, Options, Options on Stock Indices and Options on            collateral arrangements with respect to any type of swap,
Foreign Currencies), short sale, Forward Contracts, Futures            option, Forward Contracts and Futures Contracts and
Contracts, any other type of futures contract, and collateral          collateral arrangements with respect to initial and variation
arrangements with respect to initial and variation margin, are         margin are not deemed to be the issuance of a senior
not deemed to be the issuance of a senior security; or                 security.
------------------------------------------------------------------------------------------------------------------------------------
(4) make loans to other persons; for these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of a Fund's assets in repurchase agreements shall not be considered the making of a loan;
------------------------------------------------------------------------------------------------------------------------------------
(5) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

(19) INVESTMENT POLICIES THAT APPLY TO THE MFS UTILITIES FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) Borrow amounts in excess of 33 1/3% of its gross assets, and       Borrow Money: borrow money except to the extent such
then only as a temporary measure for extraordinary or emergency        borrowing is not prohibited by the 1940 Act and exemptive
purposes, or pledge, mortgage or hypothecate its assets (taken at      orders granted under such Act.
market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward
Contracts and Options on Foreign Currencies and payments of
initial and variation margin in connection therewith are not considered a pledge of assets); while such borrowings exceed 5%
of the Fund's gross assets, no securities may be purchased;
however, the Fund may complete the purchase of securities already contracted for;
------------------------------------------------------------------------------------------------------------------------------------
(2) Underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) Invest 25% or more of the market value of its total assets in      Industry Concentration: purchase any securities of an issuer
securities of issuers in any one industry (excluding obligations       in a particular industry if as a result 25% or more of its
of the U.S. Government and repurchase agreements collateralized        total assets (taken at market value at the time of purchase)
by obligations of the U.S. Government), except that the Fund will      would be invested in securities of issuers whose principal
invest at least 25% of its total assets in the utilities               business activities are in the same industry, except that the
industry;                                                              Fund will invest at least 25% of its total assets in the
                                                                       utilities industry.
------------------------------------------------------------------------------------------------------------------------------------
(4) Purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein), interests in oil, gas or mineral leases,           real estate or interests therein and securities of companies,
commodities or commodity contracts (except foreign currencies,         such as real estate investment trusts, which deal in real
Forward Contracts, Futures Contracts, options, Options on Futures      estate or interests therein), interests in oil, gas or
Contracts and Options on Foreign Currencies) in the ordinary           mineral leases, commodities or commodity contracts (excluding
course of its business. The Fund reserves the freedom of action        currencies and any type of option, Futures Contracts and
to hold and to sell real estate and commodities acquired as a          Forward Contracts) in the ordinary course of its business.
result of the ownership of securities;                                 The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity
                                                                       contracts (including currencies and any type of option,
                                                                       Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
------------------------------------------------------------------------------------------------------------------------------------
(5) Make loans to other persons except through the lending of its      Make Loans: make loans except to the extent not prohibited by
portfolio securities and except through repurchase agreements.         the 1940 Act and exemptive orders granted under such Act.
For these purposes the purchase of commercial paper or all or a portion of an issue of debt securities shall not be considered the making of a loan;
------------------------------------------------------------------------------------------------------------------------------------
(6) Invest for the purpose of exercising control or management;        It is proposed that this fundamental policy be removed.
------------------------------------------------------------------------------------------------------------------------------------
(7) Purchase any securities or evidences of interest therein on        Senior Securities: issue any senior securities except to the
margin, except that the Fund may obtain such short-term credit as      extent not prohibited by the 1940 Act and exemptive orders
may be necessary for the clearance of any transactions and except      granted under such Act. For purposes of this restriction,
that the Fund may make margin deposits in connection with Futures      collateral arrangements with respect to any type of swap,
Contracts, Options on Futures Contracts, Forward Contracts,            option, Forward Contracts and Futures Contracts and
options and Options on Foreign Currencies;                             collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior
                                                                       security.
------------------------------------------------------------------------------------------------------------------------------------
(8) Sell any security which the Fund does not own unless by            It is proposed that this fundamental policy be removed.
virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the
securities sold and provided that if such right is conditional the sale is made upon the same conditions;
------------------------------------------------------------------------------------------------------------------------------------
(9) Invest in illiquid investments, including securities which         It is proposed that this fundamental policy be removed.
are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, if more than 10% of the Fund's assets (taken at market value)
would be invested in such securities.
------------------------------------------------------------------------------------------------------------------------------------

(20) INVESTMENT POLICIES THAT APPLY TO THE MFS VALUE FUND

CURRENT FUNDAMENTAL POLICY                                             REVISED FUNDAMENTAL POLICY OR PROPOSED REMOVAL OF POLICY
The Fund may not:                                                      Each Fund may not:
------------------------------------------------------------------------------------------------------------------------------------
(1) borrow amounts in excess of 33 1/3% of its total assets            Borrow Money: borrow money except to the extent such
including amounts borrowed;                                            borrowing is not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act.
------------------------------------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by other persons except insofar       Underwrite Securities: underwrite securities issued by other
as the Fund may technically be deemed an underwriter under the         persons, except that all or any portion of the assets of the
Securities Act of 1933 in selling a portfolio security;                Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive
                                                                       orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities
                                                                       Act of 1933, as amended, in selling a portfolio security.
------------------------------------------------------------------------------------------------------------------------------------
(3) purchase or sell real estate (including limited partnership        Real Estate, Oil and Gas, Mineral Interests, Commodities:
interests but excluding securities secured by real estate or           purchase or sell real estate (excluding securities secured by
interests therein and securities of companies, such as real            real estate or interests therein and securities of companies,
estate investment trusts, which deal in real estate or interests       such as real estate investment trusts, which deal in real
therein), interests in oil, gas or mineral leases, commodities or      estate or interests therein), interests in oil, gas or
commodity contracts (excluding Options, Options on Futures             mineral leases, commodities or commodity contracts (excluding
Contracts, Options on Stock Indices, Options on Foreign Currency       currencies and any type of option, Futures Contracts and
and any other type of option, Futures Contracts, any other type        Forward Contracts) in the ordinary course of its business.
of futures contract, and Forward Contracts) in the ordinary            The Fund reserves the freedom of action to hold and to sell
course of its business. The Fund reserves the freedom of action        real estate, mineral leases, commodities or commodity
to hold and to sell real estate, mineral leases, commodities or        contracts (including currencies and any type of option,
commodity contracts (including Options, Options on Futures             Futures Contracts and Forward Contracts) acquired as a result
Contracts, Options on Stock Indices, Options on Foreign Currency       of the ownership of securities.
and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities;
------------------------------------------------------------------------------------------------------------------------------------
(4) issue any senior securities except as permitted by the             Senior Securities: issue any senior securities except to the
Investment Company Act of 1940, as amended (the "1940 Act"). For       extent not prohibited by the 1940 Act and exemptive orders
purposes of this restriction, collateral arrangements with             granted under such Act. For purposes of this restriction,
respect to any type of option (including Options on Futures            collateral arrangements with respect to any type of swap,
Contracts, Options, Options on Stock Indices and Options on            option, Forward Contracts and Futures Contracts and
Foreign Currencies), short sale, Forward Contracts, Futures            collateral arrangements with respect to initial and variation
Contracts, any other type of futures contract, and collateral          margin are not deemed to be the issuance of a senior
arrangements with respect to initial and variation margin, are         security.
not deemed to be the issuance of a senior security;
------------------------------------------------------------------------------------------------------------------------------------
(5) make loans to other persons. For these purposes, the purchase      Make Loans: make loans except to the extent not prohibited by
of short-term commercial paper, the purchase of a portion or all       the 1940 Act and exemptive orders granted under such Act.
of an issue of debt securities, the lending of portfolio
securities, or the investment of the Fund's assets in repurchase agreements shall not be considered the making of a loan; or
------------------------------------------------------------------------------------------------------------------------------------
(6) purchase any securities of an issuer of a particular               Industry Concentration: purchase any securities of an issuer
industry, if as a result, more than 25% of its gross assets would      in a particular industry if as a result 25% or more of its
be invested in securities of issuers whose principal business          total assets (taken at market value at the time of purchase)
activities are in the same industry (except obligations issued or      would be invested in securities of issuers whose principal
guaranteed by the U.S. Government or its agencies and                  business activities are in the same industry.
instrumentalities and repurchase agreements collateralized by such obligations).
------------------------------------------------------------------------------------------------------------------------------------

                                                                  APPENDIX D-1


NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE FOLLOWING
FUNDS:


[[MFS Core Growth Fund]]                  [[MFS Global Telecommunications Fund]]
[[MFS Japan Equity Fund]]                 [[MFS New Discovery Fund]]
[[MFS Research Growth and Income Fund]]   [[MFS Research International Fund]]
[[MFS Technology Fund]]                   [[MFS Value Fund]]

    CERTAIN FUNDS ARE NOW OR WERE PREVIOUSLY ORGANIZED AS TRUSTS, WHILE OTHER FUNDS ARE ORGANIZED AS A SERIES (OR SEPARATE PORTFOLIO) OF A TRUST. FOR PURPOSES OF THIS COMPOSITE AGREEMENT, DIFFERENCES AMONG THE AGREEMENTS IN REFERENCES TO A "FUND", "SERIES" OR "TRUST" HAVE BEEN DISREGARDED TO USE CONSISTENT REFERENCES TO A "TRUST" OR A "FUND".

    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.

                        INVESTMENT ADVISORY AGREEMENT


    INVESTMENT ADVISORY AGREEMENT, dated this {date}, by and between {Trust}, a Massachusetts business trust (the "Trust"), on behalf of [{Fund}, a] [[its]] series of [the Trust (the] [[shares (each a]] "Fund") [[listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").


                                 WITNESSETH:
                                 -----------
    WHEREAS, the Trust is engaged in business as an [open-end] investment company registered under the Investment Company Act of 1940;
and(1)

--------------
(1) The Current Agreement of the New Discovery Fund included the clause "WHEREAS, this Investment Advisory Agreement was approved by the Trust's Board of Trustees on October 8, 1997, and by shareholders of the Fund on October 30, 1997" at this point.

    WHEREAS, the Adviser is willing to provide [business] services to [the] [[each]] Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    ARTICLE 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [Adviser to the] [[investment adviser to each]] Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]] Fund shall be held uninvested, subject always to the restrictions of the Trust's Amended and Restated Declaration of Trust, dated [{date}] [[January 1, 2002]](2), and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to [the] [[a]] Fund's then[[-]]current Prospectus and Statement of Additional Information. The Adviser [shall also make recommendations as to the manner in which] [[also shall exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

--------------
(2) The Current Agreements of the Global Telecommunications Fund and Japan Equity Fund added the words "as amended" at this point.

    [[(b)]] The Adviser shall take, on behalf of [the] [[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [for the] [[or other instruments for each]] Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of [the] [[each]] Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the most reasonable price by] [[each Fund the best overall price and execution available from]] responsible brokerage firms [at reasonably competitive][[, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the]] commission [rates][[; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. [[Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

    [[(c)]] The Adviser may from time to time enter into sub-investment advisory agreements with [[respect to a Fund with]] one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved [[in accordance with applicable provisions of the Investment Company Act of 1940(3) and any rules, regulations or orders of the Securities and Exchange Commission thereunder]]. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of [the] [[a]] Fund by any sub-adviser.

--------------
(3) The Current Agreements of the Global Telecommunications Fund, Japan Equity Fund, New Discovery Fund and Research International Fund already added the language "in accordance with applicable provisions of the Investment Company Act of 1940" at this point.

    ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of [the] [[a]] Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the] [[a]] Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the Fund;][[a Fund; organizational and start up costs; such non-recurring or extraordinary]] expenses [of shareholders' meetings] [[as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto]]; and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    ARTICLE 3. COMPENSATION OF THE ADVISER. [[For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.]](4)

--------------
(4) Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.

    ARTICLE 4. [SPECIAL] [[ADDITIONAL]] SERVICES. Should the Trust have occasion to request the Adviser [[or its affiliates]] to perform [[administrative or other additional]] services not herein contemplated or to request the Adviser [[or its affiliates]] to arrange for the services of others, the Adviser [[or its affiliates]] will act for the Trust on behalf of [the] [[a]] Fund upon request to the best of its ability, with compensation for the [Adviser's] services to be agreed upon with respect to each such occasion as it arises. [[No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940 and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [the] [[a]] Fund except as permitted by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of [the] [[a]] Fund relative to the Adviser and its [Directors] [[directors]] and officers.

    ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties and obligations hereunder. As used in this Article 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.

    ARTICLE 7. ACTIVITIES OF THE ADVISER. [The][[(a) The Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. The [Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if] [[Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by]] the Adviser [shall for any reason no longer serve as] [[or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by]] the Adviser to [the Fund, the Fund will change its name so as to delete the initials "MFS."] [[be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, or otherwise and that [Directors] [[directors]], officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in [the] [[a]] Fund as a shareholder or otherwise.

    ARTICLE 8. [[MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    [[ARTICLE 9.]] DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date first [above] written [[above,]] and shall [govern the relations between the parties hereto thereafter, and shall] [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will]] remain in [force until {date}] [[effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [[for that Fund]] unless its continuance [after {date}] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund.

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment is [[in writing signed by or on behalf of the Trust and the Adviser and is]] approved by "vote of a majority of the outstanding voting securities" of the [Fund.] [[applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).]]

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote of a majority of the outstanding voting securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    ARTICLE [[10.]] SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the [Trust's trustees] [[Trust's Trustees]], officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more [series of the Trust] [[Funds]], the Adviser further acknowledges that the assets and liabilities of each [series of the Trust] [[Fund]] are separate and distinct and that the obligations of or arising out of this Agreement [[concerning a Fund]] are binding solely upon the assets or property of [the series on whose behalf the Trust has executed this Agreement.] [[such Fund and not upon the assets or property of any other Fund.]]

    ARTICLE [[11.]] DEFINITIONS [[AND INTERPRETATIONS]]. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the [Rules] [[rules]] and [Regulations] [[regulations]] promulgated thereunder[, subject, however, to such exemptions as may be granted by][[. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] the Securities and Exchange Commission [under said Act.][[. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

    ARTICLE [[12]]. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                                        {Signatures}

                                 [[APPENDIX A]]

                          [[FUNDS AND EFFECTIVE DATES]]

[[FUND]]                                                     [[EFFECTIVE DATE]]

                                 [[APPENDIX B]]

                         [[COMPENSATION TO THE ADVISER]]

[[{Provisions by Fund}]]

                                                                  APPENDIX D-2


NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE FOLLOWING
FUNDS:



[[MFS Cash Reserve Fund]]                       [[MFS Global Asset Allocation Fund]]
[[MFS Global Growth Fund]]                      [[MFS Global Total Return Fund]]
[[MFS Government Limited Maturity Fund]]        [[MFS Large Cap Growth Fund]]
[[MFS Managed Sectors Fund]]                    [[MFS Massachusetts High Income Tax Free Fund]]
[[MFS Municipal Income Fund]]                   [[MFS New York High Income Tax Free Fund]]
[[MFS Strategic Income Fund]]                   [[MFS Utilities Fund]]

    CERTAIN FUNDS ARE NOW OR WERE PREVIOUSLY ORGANIZED AS TRUSTS, WHILE OTHER FUNDS ARE ORGANIZED AS A SERIES (OR SEPARATE PORTFOLIO) OF A TRUST. FOR PURPOSES OF THIS COMPOSITE AGREEMENT, DIFFERENCES AMONG THE AGREEMENTS IN REFERENCES TO A "FUND", "ACCOUNT", "SERIES" OR "TRUST" HAVE BEEN DISREGARDED TO USE CONSISTENT REFERENCES TO A "TRUST" OR A "FUND".

    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.

                        INVESTMENT ADVISORY AGREEMENT

    INVESTMENT ADVISORY AGREEMENT, dated this {date}, by and between {Trust}, a Massachusetts business trust (the "Trust"), on behalf of [{Fund}, a] [[its]] series of [Trust (the "Fund")] [[shares (each a "Fund") listed on Appendix A attached hereto]], and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the ["Adviser")][["Adviser")]].

                                 WITNESSETH:
                                 -----------
    WHEREAS, the Trust is engaged in business as an [open-end](1) investment company registered under the Investment Company Act of 1940(2); and

--------------
(1) The Current Agreement of the Strategic Income Fund referred to the fund as a "closed-end" fund. Please note that the Strategic Income Fund was once a closed-end fund and has been reorganized as an open-end fund.

(2) The Current Agreements of the Massachusetts High Income Tax Free Fund and New York High Income Tax Free Fund added the language "as amended" at this point.

    WHEREAS, the Adviser is willing to provide [business](3) services to [the] [[each]] Fund on the terms and conditions hereinafter set forth;

--------------
(3) The Current Agreements of the Massachusetts High Income Tax Free Fund, New York High Income Tax Free Fund, Municipal Income Fund and Strategic Income Fund included the term "management" at this point.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    [[ARTICLE]] 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the] [[each]] Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [Adviser to the] [[investment adviser to each]] Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of [the] [[each]] Fund shall be held uninvested, subject always to the restrictions of the [[Trust's Amended and Restated]] Declaration of Trust, dated [{date}] [[January 1, 2002,]] and By-Laws, each as(4) amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to [the] [[a]] Fund's then-current Prospectus and Statement of Additional Information.(5) The Adviser [shall also make recommendations as to the manner in which] [[also shall exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a]] Fund's portfolio securities [shall be exercised] [[in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time]]. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be(6) revoked.

--------------
(4) The Current Agreement for the Strategic Income Fund replaced the words "each as" with "as each may be" at this point.

(5) The Current Agreements of the Global Total Return Fund, Government Limited Maturity Fund, Strategic Income Fund and Utilities Fund omitted the reference to the Statement of Additional Information.

(6) The Current Agreements for Massachusetts High Income Tax Free Fund, Municipal Income Fund, New York High Income Tax Free Fund and Strategic Income Fund replaced "shall be" with the words "has been" at this point.

    [[(b)]] The Adviser shall take, on behalf of [the] [[each]] Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [for the] [[or other instruments for each]] Fund's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the] [[each]] Fund to give instructions to the Custodian of [the] [[each]] Fund as to the deliveries of securities [[or other instruments]] and payments of cash for the account of [the] [[each]] Fund.

    {ALL FUNDS EXCEPT THE STRATEGIC INCOME FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the most reasonable price by] [[each Fund the best overall price and execution available from]] responsible brokerage firms [at reasonably competitive][[, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the]] commission [rates][[; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions]]. In fulfilling this requirement[:][[,]] the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused [the] [[a]] Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission(7) another broker or dealer would have charged for effecting that transaction(8), if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.}

--------------
(7) The Current Agreements for the Massachusetts High Income Tax Free Fund, Municipal Income Fund and New York High Income Tax Free Fund did not include the phrase "for effecting a securities transaction in excess of the amount of commission".

(8) The Current Agreement for the Government Limited Maturity Fund omitted the phrase "in excess of the amount of commission another broker or dealer would have charged for effecting that transaction".

    {STRATEGIC INCOME FUND: In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Fund execution at the best available price. Subject to this requirement of] [[each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to]] seeking the best [available price, securities may be brought from or sold to broker dealers who have furnished statistical, research and other information or services to the Advisor.] [[price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]}

    {ALL FUNDS EXCEPT THE GLOBAL GROWTH FUND: [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.]]}


    {GLOBAL GROWTH FUND: [[(c)]] The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved [by a majority of the Trustees of the Trust who are not "interested persons" of the Trust, or the Adviser or the Sub-Adviser and by "vote of a majority of the outstanding voting securities" of the Fund.] [[in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder.]] Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.}


    [[ARTICLE]] 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of [the] [[each]] Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of [the] [[each]] Fund. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the [[Trust and each]] Fund will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the] [[a]] Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of [the] [[a]] Fund; expenses of repurchasing and redeeming shares and(9) servicing shareholder accounts; expenses of preparing, printing and mailing stock(10) certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the] [[a ]]Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [the Fund;][[a Fund; organizational and start up costs; such non-recurring or extraordinary]] expenses [of shareholders' meetings] [[as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto]]; and expenses relating to the issuance, registration and qualification of shares of [the] [[a]] Fund and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party [on behalf of the Fund](11) provides that another party is to pay some or all of such expenses).

--------------
(9) The Current Agreement of the Strategic Income Fund did not include the terms "repurchasing and redeeming shares and".

(10) The Current Agreement for the Strategic Income Fund used the word "share" instead of "stock" at this point.

(11) The Current Agreements for the Global Asset Allocation Fund, Global Total Return Fund, Government Limited Maturity Fund, Strategic Income Fund and Utilities Fund already omitted the phrase "on behalf of the Fund".

    [[(c) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    [[ARTICLE]] 3. COMPENSATION OF THE ADVISER. [[For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.(12)]]

--------------
(12) Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.

    [[ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    [[ARTICLE 5]]. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the [Trust's, principal](13) [ underwriter] [[Trust's distributor ]](14) , if any, as principals in making purchases or sales of securities or other property for the account of [the] [[a]] Fund, except as permitted by the Investment Company Act of 1940(15) and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder(16) , will not take a long or short position in the shares of [the] [[a]] Fund except as permitted by the [Declaration] [[applicable law]], and will comply with all other provisions of the(17) Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information(18) of [the] [[a]] Fund relative to the Adviser and its [Directors] [[directors]] and officers.

--------------
(13) The Current Agreement for the Government Limited Maturity Fund omitted the word "principal".

(14) The Current Agreements for the Global Asset Allocation Fund and Global Growth Fund already used the word "distributor" instead of "principal underwriter" at this point.

(15) The Current Agreements for the Massachusetts High Income Tax Free Fund and New York High Income Tax Free Fund added the words ", as amended," at this point.

(16) The Current Agreement for the Government Limited Maturity Fund omitted the words "except as permitted by the Investment Company Act of 1940 and the Rules, Regulations or orders thereunder".

(17)  The Current Agreement for the Global Total Return Fund omitted the words:
      "Declaration, and will comply with all other provisions of the".

(18) The Current Agreements for the Global Total Return Fund, Strategic Income Fund and Utilities Fund omitted the words "and Statement of Additional Information". The Current Agreement for the Government Limited Maturity Fund omitted the words "and the then-current Prospectus and Statement of Additional Information".

    [[ARTICLE 6]]. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the] [[a]] Fund, except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties(19) and obligations hereunder. As used in this Article 6[;5][[,]] the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.

--------------
(19) The Current Agreements for the Government Limited Maturity Fund and Strategic Income Fund included the words ", or by reason of reckless disregard of its duties" at this point.

    [[ARTICLE 7.]] ACTIVITIES OF THE ADVISER. {ALL FUNDS OTHER THAN THE GOVERNMENT LIMITED MATURITY FUND:]] [The][[(a) The Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. The [Adviser may permit other fund clients to use the initials "MFS" in their names. The Fund agrees that if] [[Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by]] the Adviser [shall for any reason no longer serve as] [[or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by]] the Adviser to [the Fund, the Fund will change its name so as to delete the initials "MFS".] [[be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]}

    {GOVERNMENT LIMITED MATURITY FUND: [The][[(a) The Trust acknowledges that the]] services of the Adviser to [the] [[a]] Fund are not [deemed to be] exclusive, the Adviser being free to render [investment advisory and/or other] services to others. [[The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner over a reasonable period of time.]]

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]}

    [[(c)]] It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as [Directors] [[directors]], officers, employees, or otherwise and that [Directors] [[directors]], officers and employees of the Adviser are or may become similarly interested in the [Fund] [[Trust]], and that the Adviser may be or become interested in [the] [[a]] Fund as a shareholder or otherwise.

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names
"Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    [[ARTICLE 9.]] DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [[with respect to the Trust]] on the date first [above] written [[above,]] and shall [govern the relations between the parties hereto thereafter, and shall] [[become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will]] remain in [force until {date}] [[effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [[for that Fund]] unless its continuance [after {date}] is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund.
{GOVERNMENT LIMITED MATURITY FUND: [The aforesaid requirement that the continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder.}]

    [[(b)]] This Agreement may be terminated [[as to the Trust or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the [[applicable]] Fund, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment(20) is [[in writing signed by or on behalf of the Trust and the Adviser and is]] approved by "vote of a majority of the outstanding voting securities" of the [Fund.] [[applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).]]

--------------
(20) The Current Agreements for the Global Total Return Fund, Large Cap Growth Fund, Massachusetts High Income Tax Free Fund, Municipal Income Fund and New York High Income Tax Free Fund used the word "agreement" in place of "amendment" at this point.

    [The terms specifically approved at least annually](21) [, "vote]

--------------
(21) The Current Agreement for the Government Limited Maturity Fund omitted the words "specifically approved at least annually".

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote]] of a majority of the outstanding voting securities[," "assignment", "affiliated person", and "interested person",][[" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding
(i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.]]

    [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person,"]] when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940(22) and the [Rules] [[rules]] and [Regulations] [[regulations]] promulgated thereunder[, subject, however, to such exemptions as may be granted by][[. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] the Securities and Exchange Commission [under said Act.][[. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

--------------
(22) The Current Agreements for the Massachusetts High Income Tax Free Fund and New York High Income Tax Free Fund added the words ", as amended," at this point.

    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.]]


    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]


    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                                        {Signatures}

                                   APPENDIX A

                          [[FUNDS AND EFFECTIVE DATES]]

[[FUND]]                                                      [[EFFECTIVE DATE]]
  ----                                                          --------------

                                 [[APPENDIX B]]
                                   ----------

                         COMPENSATION TO THE ADVISER

[[{Provisions by Fund}]]

                                                                  APPENDIX D-3

NOTE: THIS IS A COMPOSITE OF THE EXISTING ADVISORY AGREEMENTS OF THE MFS STATE MUNICIPAL BOND FUNDS.

    CERTAIN FUNDS ARE NOW OR WERE PREVIOUSLY ORGANIZED AS TRUSTS, WHILE OTHER FUNDS ARE ORGANIZED AS A SERIES (OR SEPARATE PORTFOLIO) OF A TRUST. FOR PURPOSES OF THIS COMPOSITE AGREEMENT, DIFFERENCES AMONG THE AGREEMENTS IN REFERENCES TO A "FUND", "ACCOUNT", "PORTFOLIO", "SERIES" OR "TRUST" HAVE BEEN DISREGARDED TO USE CONSISTENT REFERENCES TO A "TRUST" OR A "FUND".

    THE NAME OF EACH FUND AND DATE OF EACH AGREEMENT HAVE BEEN OMITTED. TO THE EXTENT THAT THE EXISTING AGREEMENTS DIFFER FROM EACH OTHER, THESE DIFFERENCES (OTHER THAN SECTION REFERENCES, SECTION HEADINGS AND GRAMMATICAL CHANGES) ARE NOTED EITHER IN THE TEXT (IF LENGTHY) OR IN FOOTNOTES.

    THIS COMPOSITE AGREEMENT HAS BEEN MARKED TO SHOW THE CHANGES THAT WILL BE MADE IF THE NEW AGREEMENT PROPOSED IN ITEM 4 IS APPROVED AND ADOPTED. DELETED TEXT IS MARKED THROUGH AND ADDED TEXT APPEARS IN ITALICS. FOR EDGAR DELETED TEXT IS SET IN BRACKETS AND ADDED TEXT IS SET IN DOUBLE BRACKETS.

                        INVESTMENT ADVISORY AGREEMENT


    INVESTMENT ADVISORY AGREEMENT, dated {date}, by and between {Trust}, a Massachusetts business trust (the "Trust") [[on behalf of its series of shares (each a "Fund") listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY]], a Delaware corporation (the "Adviser").


                                 WITNESSETH:
                                 -----------

    WHEREAS, the Trust is [an open-end] [[engaged in business as an]] investment company registered under the Investment Company Act of 1940 [divided into separate series](1) [ of shares]; and

--------------
(1) The Current Agreements of the Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund used the word "portfolios" in place of "series" at this point.

    WHEREAS, the Adviser is willing to provide [business management](2) services to [the Trust] [[each Fund]] on the terms and conditions hereinafter set forth;

--------------
(2) The Current Agreement of the California Municipal Bond Fund replaced the word "business management" with the word "management and investment advisory" at this point.

    NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

    [[ARTICLE]] 1. DUTIES OF THE ADVISER. [[(a)]] The Adviser shall provide [the Trust] [[each Fund]] with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its [funds] [[assets]]. The Adviser shall act as [Adviser to the Trust] [[investment adviser to each Fund]] and as such shall furnish continuously an investment program [for each series of the Trust] and shall determine from time to time what securities [[or other instruments]] shall be purchased, sold or exchanged and what portion of the assets of each [series of the Trust] [[Fund]] shall be held uninvested, subject always to the restrictions of [its] [[the Trust's Amended and Restated]] Declaration of Trust, dated [{date}, as amended] and By-Laws, [as amended, as each may be further] [[each as ]]amended from time to time (respectively, the "Declaration" and [[the]] "By-Laws"), to the provisions of the Investment Company Act of 1940(3) [,] and the Rules, Regulations and orders thereunder[,] and to [the Trust's] [[a Fund's]] then-current Prospectus [[and Statement of Additional Information]]. The Adviser [shall also make recommendations as to the manner in which] [[also shall exercise]] voting rights, rights to consent to corporate [action] [[actions]] and any other rights pertaining to [the] [[a Fund's]] portfolio securities [of each series] [[in accordance with the Adviser's policies and procedures as presented to the Trustees]] of the Trust [shall be exercised] [[from time to time]]. Should the Trustees at any time, however, make any definite determination as to [[the]] investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination [has been] [[shall be]] revoked.

--------------
(3) The Current Agreements for the Arkansas Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund added the language ", as amended" at this point.

    [[(b)]] The Adviser shall take, on behalf of [the Trust] [[each Fund]], all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities [for the Trust's] [[or other instruments for each Fund's]] account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of [the Trust] [[each Fund]] to give instructions to the Custodian of [the Trust] [[each Fund]] as to [[the]] deliveries of securities [[or other instruments]] and payments of cash for the account of [the Trust] [[each Fund]].

    In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for [the Trust execution at the most favorable](4)[ price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker dealers who have furnished statistical, research and other information or services to the Adviser.] [[each Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to seeking the best price and execution as described above, and in accordance with applicable rules and regulations, the Adviser also is authorized to consider sales of shares of each Fund or of other funds or accounts of the Adviser as a factor in the selection of brokers and dealers.]]

--------------
(4) The Current Agreements for the Arkansas Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund replaced the words "most favorable" with "best available" at this point and in the next sentence.

    [[(c) The Adviser may from time to time enter into sub-investment advisory agreements with respect to a Fund with one or more investment advisers with such terms and conditions as the Adviser may determine, provided that such sub-investment advisory agreements have been approved in accordance with applicable provisions of the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder. Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any sub-adviser or for any loss arising out of any investment made by any sub-adviser or for any act or omission in the execution and management of a Fund by any sub-adviser.]]

    [[ARTICLE]] 2. ALLOCATION OF CHARGES AND EXPENSES. [[(a)]] The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of each [series of the Trust] [[Fund]] and maintaining [the Trust's] [[its]] organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions [for] [[of]] each [series of the Trust] [[Fund]]. The Adviser shall arrange, if desired by the Trust, for [Directors] [[directors]], officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

    [[(b)]] It is understood that the Trust [[and each Fund]] will pay all of [its] [[their]] own expenses [[incurred in their operations and the offering of a Fund's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust or a Fund,]] including, without limitation[,][[:]] compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to [the Trust] [[a Fund]]; fees and expenses of independent auditors, of legal counsel[[,]] and of any transfer agent, registrar or dividend disbursing agent of [the Trust] [[a Fund]]; expenses of repurchasing and redeeming shares and(5) servicing shareholder accounts; expenses of preparing, printing and mailing stock(6) certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to [the Trust] [[a Fund]], including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of [each series of the Trust;] [[a Fund; organizational and start up costs; such non-recurring or extraordinary]] expenses [of shareholder meetings] [[as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto]]; and expenses relating to the issuance, registration and qualification of shares of [each series of the Trust] [[a Fund]] and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement [or Selling Agency Agreement] to which the Trust is a party provides that another party is to pay some or all of such expenses)[; all such][[. ]]

--------------
(5) The Current Agreements of the Arkansas Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund did not include the words "repurchasing and redeeming shares and".

(6) The Current Agreements for the Arkansas Municipal Bond Fund, California Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund used the word "share" instead of "stock" at this point.

    [[(c) The payment or assumption by the Adviser of any]] expenses [to be allocated among the respective series] of the Trust [as provided in Section
6.9 of the Declaration.]

    [[or a Fund that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust or a Fund on any subsequent occasion.]]

    [[ARTICLE]] 3. COMPENSATION OF THE ADVISER. [[For the services to be rendered and the facilities provided, each Fund shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix B attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.]](7)

--------------
(7) Each Fund's Current Agreement has a different provision relating to compensation in Article 3. Because these compensation provisions will not change, but will instead be incorporated into Appendix B in the New Agreement, these compensation provisions have not been included in this comparison.

    [[ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust on behalf of a Fund upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.]]

    ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's [principal underwriter] [[distributor]], if any, as principals in making purchases or sales of securities or other property for the account of [the Trust] [[a Fund]], except as permitted by the Investment Company Act of 1940(8) and [the Rules, Regulations] [[any rules, regulations]] or orders [[of the Securities and Exchange Commission]] thereunder, will not take a long or short position in the shares of [any series of the Trust] [[a Fund]] except as permitted by the [Declaration] [[applicable law]], and will comply with all other provisions of the Declaration and [[the]] By-Laws and the then-current Prospectus [of the Trust] [[and Statement of Additional Information of a Fund]] relative to the Adviser and its [Directors] [[directors]] and officers.

--------------
(8) The Current Agreements for the Arkansas Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund added the words ", as amended," at this point.

    [[ARTICLE]] 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of [the Trust] [[a Fund]], except for willful misfeasance, bad faith [or][[,]] gross negligence [in the performance] [[or reckless disregard]] of its duties[, or by reason of reckless disregard of its] [[and]] obligations [and duties] hereunder. As used in this [Section] [[Article]] 6, the term "Adviser" shall include [Directors] [[directors]], officers and employees of the Adviser as well as that corporation itself.

    [[ARTICLE]] 7. ACTIVITIES OF THE ADVISER. [[(a) The Trust acknowledges that the]] services of the Adviser to [the Trust] [[a Fund]] are not [deemed to be] exclusive, the Adviser being free to render investment advisory and/or other services to others. The [Adviser may permit other fund clients to use the initials "MFS" in their names. The Trust agrees that if the Adviser shall for any reason no longer serve as the](9) [ Adviser to any one or more series of the Trust, the Trust will immediately cease to use in connection with such series the initials "MFS" and will, if requested] [[Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed]] by the Adviser,(10) [change its name so as to delete the initials "MFS".] [[or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of a Fund. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.]]

--------------
(9) The Current Agreements for the Arkansas Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund included the word "investment" at this point.

(10) The Current Agreement for the Arkansas Municipal Bond Fund, California Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund omitted the words "immediately cease to use in connection with such series the initials "MFS" and will, if requested by the Adviser," at this point. The Current Agreement for the California Municipal Bond Fund added the word "immediately" at this point.

    [[(b) The Trust acknowledges that whenever a Fund and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for a Fund.]]

    [[(c)]] It is understood that [[the]] Trustees, officers[,] and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust[[,]] and that the Adviser may be or become interested in [the Trust] [[a Fund]] as a shareholder or otherwise.

    [[ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust and each Fund. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to a Fund, and the Adviser so requests, that Fund promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to any Fund of the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to a Fund of the Trust, or from the date of the Adviser's request, as the case may be.]]

    [[ARTICLE 9.]] DURATION, TERMINATION AND [AMENDMENTS] [[AMENDMENT]] OF THIS AGREEMENT. [[(a)]] This Agreement shall become effective [as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force] with respect to [each series of] the Trust [until {date}] [[on the date first written above, and shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to a Fund for a period of two years from that Fund's Effective Date as set forth in Appendix A,]] on which date it will terminate [with respect to any series] [[for that Fund]] unless its continuance after {date} is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities"[ of such series] [[of the applicable Fund.]]

    [[(b)]] This Agreement may be terminated as to [any one or more series of] the Trust [[or as to any Fund]] at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" [of such series] [[of the applicable Fund]], or by the Adviser, in each case on not more than [60 days'] [[sixty days']] nor less than [30 days'] [[thirty days']] written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

    [[(c)]] This Agreement may be amended [[with respect to a Fund]] only if such amendment is [[in writing signed by or on behalf of the Trust and the Adviser and is]] approved by "vote of a majority of the outstanding voting securities" [of each series of the Trust affected thereby. The terms "specifically approved at least annually", "vote] [[of the applicable Fund (if such shareholder approval is required by the Investment Company Act of 1940).]]

    [[(d) Any approval, renewal or amendment of this Agreement with respect to a Fund by "vote]] of a majority of the outstanding voting [securities", "assignment", "affiliated person", and "interested persons",] [[securities" of that Fund, by the Trustees of the Trust, or by a majority of the Trustees of the Trust who are not "interested persons" of the Trust or the Adviser, shall be effective to approve, renew or amend the Agreement with respect to that Fund notwithstanding (i) that the approval, renewal or amendment has not been so approved as to any other Fund, or (ii) that the approval, renewal or amendment has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.]]

    [[ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS.  A copy of the
Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust on behalf of one or more Funds, the Adviser further acknowledges that the assets and liabilities of each Fund are separate and distinct and that the obligations of or arising out of this Agreement concerning a Fund are binding solely upon the assets or property of such Fund and not upon the assets or property of any other Fund.]]

    [[ARTICLE 11. DEFINITIONS AND INTERPRETATIONS.]] The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified [in], and shall be construed in a manner consistent with, the Investment Company Act of 1940(11) and the [Rules and Regulations] [[rules and regulations promulgated]] thereunder[, subject, however, to such exemptions as may be granted by][[. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of]] the Securities and Exchange Commission [under said Act.][[. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.]]

--------------
(11) The Current Agreements for the Arkansas Municipal Bond Fund, Florida Municipal Bond Fund, Mississippi Municipal Bond Fund and Pennsylvania Municipal Bond Fund added the words ", as amended," at this point.

    [[ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.]]

    [[ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.]]

    [[(b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.]]

    [[(c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.]]

    [[(d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.]]

                                                        {Signatures}

                                 [[APPENDIX A]]
                                   ----------

                          [[FUNDS AND EFFECTIVE DATES]]

[[FUND]]                                                      [[EFFECTIVE DATE]]


                                 [[APPENDIX B]]
                                   ----------

                         [[COMPENSATION TO THE ADVISER]]

[[{Provisions by Fund}]]

                                                                    APPENDIX E

MFS GOVERNMENT LIMITED MATURITY FUND

    For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.40% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS GLOBAL TOTAL RETURN FUND

    For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.84% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS MUNICIPAL INCOME FUND

    For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.55% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS STRATEGIC INCOME FUND

    For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.65% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

MFS UTILITIES FUND

    For the services to be rendered and the facilities provided, the Fund shall pay to the Adviser an investment advisory fee computed and paid monthly at a rate equal to 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

                                                             MFS-14-CRMSBRD-9/01

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail. Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to www.proxyweb.com   1. Call toll free           1. Complete and sign the
   or to the proxy voting      1-888-221-0697.             proxy card.
   link on mfs.com.
                            2. Enter the 14-digit       2. Place the card in the
2. Enter the 14-digit          control number on your      postage-paid return
   control number on your      proxy card.                 envelope, and put it
   proxy card.                                             in the mail.
                            3. Follow the recorded
3. Follow the                  instructions.
   instructions on the
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-R-9/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

THE 2001 SHAREHOLDER PROXY VOTING INSTRUCTIONS FOR MFS(R) FUNDS

It's fast, it's easy -- you've read through the materials, and you're ready to vote

To make it fast and easy, you have three ways to vote -- by Internet, by phone, or by mail.

Votes by phone or Internet will be confirmed and posted immediately. If you vote by phone or by Internet, you don't need to mail your proxy card(s).

Internet voting             Telephone voting            Mail voting
-------------------------   -------------------------   ------------------------

1. Go to the Web site       1. Call the toll free       1. Complete and sign the
   indicated on your           number on your proxy        proxy card.
   proxy card.                 card.
                                                        2. Place the card in the
2. Enter the 12-digit       2. Enter the 12-digit          postage-paid return
   control number on your      control number on your      envelope, and put it
   proxy card.                 proxy card.                 in the mail.

3. Follow the               3. Follow the recorded
   instructions on the         instructions.
   site.

Your vote is important. It is your right as a shareholder. Please vote now. Thank you for your participation.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
MFS-10VOTE-B-8/01

                                                          [Logo] M F S(R)
                                                          INVESTMENT MANAGEMENT

MFS INVESTMENT MANAGEMENT                                   ------------
P.O. BOX 9131                                               FIRST CLASS
HINGHAM, MA  02043-9131                                     U.S. POSTAGE
                                                                PAID
                                                               PROXY
                                                             TABULATOR
                                                            ------------

                                                4.5 MILLION
                                                MFS(R)fund account holders are
                                                counting on YOU

                                                Please vote all your proxies

                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                          OR LOG ON TO WWW.PROXYWEB.COM

                       CONTROL NUMBER: 999 999 999 999 99

          o Please fold and detach card at perforation before mailing o

FUND NAME PRINTS HERE
MFS FAMILY OF FUNDS                         PROXY FOR A MEETING OF SHAREHOLDERS
                                                 TO BE HELD ON NOVEMBER 7, 2001

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.
The undersigned hereby appoints James R. Bordewick, Jr., Stephen E. Cavan, James
O. Yost, Arnold D. Scott and Jeffrey L. Shames and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent, and to vote, as designated on the reverse side, at the Meeting of Shareholders of MFS Funds, on Wednesday, November 7, 2001 at 9:30 a.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

                                          THIS PROXY CARD IS VALID ONLY WHEN
                                                   SIGNED AND DATED.

                                         Date_________________________________
                                         Signature (PLEASE SIGN WITHIN BOX)
                                         -------------------------------------

                                         -------------------------------------
                                         NOTE: Please sign exactly as name
                                         appears on this card. All joint owners
                                         should sign. When signing as executor,
                                         administrator, attorney, trustee or
                                         guardian or as custodian for a minor,
                                         please give full title as such. If a
                                         corporation, please sign in full
                                         corporate name and indicate the
                                         signer's office. If a partnership, sign
                                         in the partnership name.

                                                                    MFS-CRIMSON

          o Please fold and detach card at perforation before mailing o

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE FOR ALL ITEMS.

                                                                                     FOR all nominees     WITHHOLD
                                                                                    listed (except as    authority
ITEM 1. To elect a Board of Trustees.                                                 marked to the      to vote for
        NOMINEES: (01) Jeffrey L. Shames, (02) John W. Ballen, (03) Lawrence H.      contrary at left)   all nominees
        Cohn, M.D., (04) The Hon. Sir J. David Gibbons, KBE, (05) William R.
        Gutow, (06) J. Atwood Ives, (07) Abby M. O'Neill, (08) Lawrence T.                  [ ]              [ ]                 1.
        Perera, (09) William J. Poorvu, (10) Arnold D. Scott (11) J. Dale
        Sherratt, (12) Elaine R. Smith and (13) Ward Smith
      INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.
                                                                                            FOR         AGAINST     ABSTAIN
------------------------------------------------------------------------------

ITEM 2. To authorize the Trustees to adopt an Amended and Restated Declaration              [ ]              [ ]        [ ]      2.
        of Trust.

ITEM 3. To amend, remove or add certain fundamental investment policies.                    [ ]              [ ]        [ ]      3.

ITEM 4. To approve a new investment advisory agreement with Massachusetts                   [ ]              [ ]        [ ]      4.
        Financial Services Company.

ITEM 5. To approve a new investment management fee (only shareholders of the                [ ]              [ ]        [ ]      5.
        Global Total Return Fund, Government Limited Maturity Fund, Municipal
        Income Fund, Strategic Income Fund and Utilities Fund may vote on this
        Item).

ITEM 6. To ratify the selection of the independent public accountants for the               [ ]              [ ]        [ ]      6.
        current fiscal year.

                                                                                                                            CRIMSON